Exhibit 10.1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

MASTER STATEMENT OF WORK

FOR MANAGED SERVICES

(“MSOWMS”)

between

USCC Services, LLC (“USCC”)

and

Amdocs Software Systems Limited
(“Amdocs,” “Consultant” or “Provider”)

Effective as of October 1, 2014

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.                                      Introduction

1.1.                            This Master Statement of Work for Managed Services (“MSOWMS”), when supplemented by one or more Managed Services Statements of Work (each, an “MSSOW” or “Managed Services Statement of Work”), is a Statement of Work as defined in and pursuant to the August 17, 2010, Master Service Agreement (the “Agreement”) between USCC Services, LLC (“USCC”), a Delaware limited liability company, having its principal offices at 8410 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois 60631 (successor-in-interest to United States Cellular Corporation), and Amdocs Software Systems Limited (“Amdocs,” “Consultant” or “Provider”), an Irish corporation, having its principal offices at First Floor, Block S, East Point Business Park, Dublin 3, Ireland.  This MSOWMS is effective as of October 1, 2014 (the “MSOWMS Effective Date”) and is subject to and incorporates by reference the provisions of the Agreement.  Each combination of this MSOWMS and a Managed Services Statement of Work shall be an “MS Bundle.”

1.2.                            The following Appendices and Schedules, and any Exhibits, Annexes or other attachments or documents referenced therein, are hereby incorporated into this MSOWMS:

(a)                                 Appendices.

(i)                                     Appendix A — Definitions

(ii)                                  Appendix B — USCC Competitors

(iii)                               Appendix C — USCC Policies

(iv)                              Appendix D — Approved Pass-Through Charges

(v)                                 Appendix E — Approved Subcontractors

(vi)                              Appendix F — Change Control

(vii)                           Appendix G — Form of Acknowledgement of Nondisclosure Obligations

(b)                                 Schedules.

(i)                                     Schedule A — Transition Services

(ii)                                  Schedule B — Performance Requirements (SLAs and KPIs)

(iii)                               Schedule C — Charges and Invoicing

(iv)                              Schedule D — Governance

(v)                                 Schedule E — Disaster Recovery and Business Continuity

(vi)                              Schedule F — Service Locations

1.3.                            Construction.

(a)                                 Except as provided below, capitalized terms used herein or in an MSSOW without definition shall have the meanings ascribed to them in Appendix A.

(b)                                 Any unqualified reference to “day” or “days” shall mean “calendar day” or “calendar days,” respectively.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c)                                  Where capitalized terms or acronyms are used but not otherwise defined in the Agreement or MS Bundle, the parties may apply a definition for such term or acronym used in the industry or internally by one or both of the parties.

(d)                                 Capitalized terms describing a function, business unit, operational area, process, procedure, or position of a party that is used but not otherwise defined in the Agreement or MS Bundle shall refer to such function, business unit, operational area, process, procedure, or position of the party to which the term applies.

1.4.                            USCC desires that Provider perform, and Provider is willing to perform, the Services for USCC in accordance with the terms and conditions of each MS Bundle.

2.                                      Provider’s Services

2.1.                            Services.  Provider shall provide personnel and expertise and perform professional, technical and project management Services to fulfill all of the responsibilities and obligations described in each MS Bundle. Although the parties will endeavor in each Managed Services Statement of Work to describe in detail the specific Services to be performed by Provider, the parties acknowledge that any such description will have inherent limitations such that some items may not be specifically identified. Accordingly, Provider acknowledges that the specific enumeration of certain of Provider’s duties or obligations is not an implied limitation on, or alteration of, other duties or obligations imposed on Provider elsewhere in this MSOWMS.  The Services shall include the following:

(a)                                 The activities, services, functions and responsibilities described in each MS Bundle.

(b)                                 Any related activities, satisfying all of the following criteria that (i) are not specifically included in an MS Bundle as part of Services to be performed by Provider, (ii) USCC identifies to Provider on or before [***], and (iii) USCC can reasonably demonstrate were performed during the one-year period ending on the applicable Commencement Date (as specified in an applicable Managed Services Statement of Work) by personnel (including Third-Party Contractors) of USCC [***] (“[***] Personnel Activities”); provided that, if Provider’s effort associated with [***] Personnel Activities exceeds, in the aggregate, [***], then Provider may charge USCC for any such effort over and above [***] in accordance with the manpower rates set forth in Schedule C to this MSOWMS.  Notwithstanding the foregoing, [***] Personnel Activities shall not include any such activities that are not necessary for Provider to perform because Provider can demonstrate that Provider is already performing replacement activities (i.e., activities that achieve the same result in all material respects) in a manner that differs from the manner in which such activities were performed by USCC (including USCC’s Third-Party Contractors) prior to the Commencement Date.

(c)                                  Any related activities, functions or responsibilities that are not specifically included as part of the Services to be performed by Provider in an MS Bundle that are an inherent, necessary or customary part of the Services in an MS Bundle [***] reasonably required for the proper performance or provision of the Services in an MS Bundle in accordance with the MS Bundle, and such activities, functions or responsibilities are not designated in such MS Bundle as the responsibility of USCC or any of its Third-Party Contractors.  In determining if a related activity, function or responsibility is an inherent, necessary or customary part of a Service [***] is reasonably required for proper performance or provision of such Service, reference may be made to any of the activities, functions or responsibilities included in the managed services performed by Amdocs [***] along with the following:  (i) the industry standard definitions (if any) of the activities, functions or responsibilities inherent in services equivalent to the Services otherwise set forth in the applicable MS Bundle as of the Commencement Date of such MS Bundle; and/or (ii) the

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

activities, functions or responsibilities included in the managed services performed by other service providers for other telecommunications and/or wireless services providers that have outsourced the support, operations and/or management of their B/OSS systems and such managed services share similar attributes with the Services (taking into account USCC’s unique needs, requirements or limitations as well as any differences in the nature, quality and type of services and the respective services’ environments).

2.2.                            Required Resources.  Except as otherwise expressly provided in this MSOWMS or in any MS Bundle, Provider shall be responsible for providing the facilities, personnel, Equipment, software, technical knowledge, expertise and other resources necessary for Provider to perform the Services.

2.3.                            Transition. Provider shall, in accordance with the transition plan developed by the parties and attached to the applicable MSSOW (the “Transition Plan”), accomplish the timely, orderly transition from the manner in which USCC is then receiving the kinds of services that are encompassed within the Services to the provision of the Services by Provider (the “Transition Services”).

(a)                                 Quality. To the extent under the control and responsibility of Provider, Provider shall perform the Transition Services in a manner that will have no reasonably foreseeable material adverse effect upon the quality or continuity of the services that are encompassed within the Services.

(b)                                 Right to Suspend.  At any time during the transition of the services that are encompassed within the Services to the provision of the Services by Provider, if USCC determines [***] that USCC or the quality or continuity of the services that are encompassed within the Services (or of the Services) has been materially adversely affected in any way by the Transition Services, or that any such material adverse effect seems reasonably likely to occur, then USCC may direct Provider to cease the Transition Services immediately, and such cessation shall continue until Provider has: (i) analyzed the cause of such material adverse effect; (ii) developed a reasonable plan for resuming such Transition Services in a manner that will eliminate or avoid such material adverse effect (and any other negative or adverse consequences of the Transition Services); and (iii) received USCC’s written consent to recommence the Transition Services.  If Provider is primarily responsible for such actual or likely material adverse effect, then nothing in this Section (including USCC’s exercise of its rights pursuant to this Section) shall in any way reduce any obligation of Provider to meet any schedule, target, completion schedule, or other commitment specified in the applicable MS Bundle including the applicable Transition Plan.  If Provider is not primarily responsible for such actual or likely material adverse effect, then the parties shall agree upon a revised transition schedule that will give Provider a reasonable extension of the transition completion date; provided that Provider shall use commercially reasonable efforts to mitigate the impact on the transition completion date of such suspension of the Transition Services.

(c)                                  Failure to Meet Transition Milestones.  If Provider fails to complete any Transition Milestone by the time specified in the Transition Plan, USCC shall be entitled to hold back a portion of the Fee as may be specified in the applicable MSSOW until such Transition Milestone is completed.

2.4.                            Technology Evolution.

(a)                                 Best Practices.  Provider acknowledges that its current technologies and processes shall continue to evolve and change over time and, at a minimum, shall remain consistent with the best practices of leading providers of services that are the same as or substantially similar to the Services.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b)                                 Technology Evolution Proposals.  In addition to the specific technology evolutions that may be specified in each MSSOW, Provider shall propose, to the extent known to Provider, but without an affirmative obligation to identify, the implementation of improvements, upgrades, additions, modifications, replacements, or enhancements to the standards, policies, practices, processes, procedures, methods, controls, scripts, product information, technologies, architectures, standards, Equipment, software, Systems, tools, products, transport systems, interfaces and personnel skills associated with the performance of the Services that are likely to: (i) improve the efficiency and effectiveness of the Services (including cost savings); (ii) improve the efficiency and effectiveness of the processes, services and functions performed by or for USCC; (iii) result in cost savings or revenue increases to USCC in areas of its business outside the Services; (iv) enhance the ability of USCC to conduct its business and serve its customers; and/or (v) achieve the objectives of USCC faster and/or more efficiently than the then-current strategies.

2.5.                            Satisfaction Surveys.  [***] during the term of each MS Bundle:

(a)                                 Provider shall prepare and submit to USCC for USCC’s approval a draft customer satisfaction survey.  As part of USCC’s approval of each such survey, USCC will specify (i) a set of individuals within USCC or its Affiliates affected by the Services to receive such survey, and (ii) the reasonable procedures with which Provider will comply in conducting such survey.  In addition, Provider shall cooperate and assist USCC with any satisfaction survey it conducts apart from Provider.

(b)                                 If the results of any satisfaction survey conducted hereunder indicate that the level of satisfaction with Provider’s performance is less than the target level established by USCC, Provider shall promptly: (i) conduct a root cause analysis to determine the cause of such dissatisfaction; (ii) develop an action plan to address and improve the level of satisfaction; (iii) present such plan to USCC for its review, comment and approval; and (iv) take action in accordance with the approved plan and as necessary to improve the level of satisfaction.

2.6.                            Managed Service Deliverables.  Provider shall provide and deliver to USCC each Deliverable described in the applicable Managed Services Statement of Work (i) on or before the due date(s) therefor set forth in the applicable Managed Services Statement of Work, and (ii) in compliance with the requirements for each such Deliverable under the applicable MS Bundle.  Each such Deliverable is subject to USCC’s Acceptance pursuant to Section 2.7 of the Agreement to the extent set forth in the applicable MSSOW.  Each Deliverable provided or due to be provided under an MS Bundle shall be a Deliverable as defined in the Agreement.

2.7.                            Service Levels and Performance Standards.

(a)                                 General.  Provider shall perform the Services in a manner that meets or exceeds the Service Levels set forth in the applicable MSSOW.

(b)                                 Measurement Systems.  Provider shall, [***], create, maintain and operate the systems and monitoring procedures and devices that are required pursuant to the applicable MSSOW.  For the avoidance of doubt, [***].

(c)                                  Documentation Standards.  With respect to the USCC Systems that Provider is responsible for providing under any MS Bundle, Provider shall ensure that all documentation related to such USCC Systems shall comply, at a minimum, with the regulatory requirements specified in the applicable MS Bundle, [***] and USCC policies specified in Appendix C (in that order of precedence) (“Documentation Standards”).

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.8.                            Certain Transactions.

(a)                                 Support.  Provider acknowledges that USCC may need support and assistance from Provider in connection with certain business reorganizations, divestitures, spin-offs, sales of subscriber markets or similar business transactions (collectively “Transactions”).  Specifically, USCC may require the assistance and cooperation of Provider to move USCC’s subscribers to the billing platform of an acquiring entity in connection with Transactions.  In order to provide USCC with this flexibility, Provider agrees that, upon USCC’s request, Provider will provide to USCC cost estimates to perform transition planning and migration support to, or on behalf of, USCC or its Affiliates in connection with Transactions and to, or on behalf of, any successor (other than an Amdocs Competitor) that assumes responsibility for the operation or management of any aspect of their respective businesses in connection with a Transaction.   The cost of any additional resources needed to support a Transaction shall be subject to the execution of a Change Request (including any adjustments to the Fees in accordance therewith).

(b)                                 Divestitures and Sales.  Provider acknowledges that, in connection with Transactions, USCC may be required to provide billing and customer care services to an acquiring entity by means of the Services from Provider.  Notwithstanding any provision in this MSOWMS prohibiting the resale of Services or the assignment of this MSOWMS, Provider agrees to provide Services to USCC for the benefit of former subscribers of USCC then owned by an acquiring entity who is not a Consultant Competitor (an “Eligible Recipient”), for up to [***] following the closing of a Transaction, subject to the following:  (i) Services will be rendered in accordance with this MSOWMS, (ii) USCC will remain financially obligated therefor, and (iii) any requested changes to the Services, including changes requested to accommodate the Eligible Recipient, shall be subject to the execution of a Change Request (including any adjustments to the Fees in accordance therewith and, if appropriate, adjustments to impacted SLAs).  Without diminishing Provider’s obligation under the preceding sentence, USCC may request Provider to provide the Services to the acquiring entity pursuant to a separate agreement entered into by Provider and such acquiring entity.  If USCC requests Provider to continue providing the Services to such acquiring entity pursuant to the foregoing, Provider shall, at USCC’s request, enter into good faith negotiations with such acquiring entity with respect to such a separate agreement.  Following the execution of such separate agreement between Provider and the acquiring entity, USCC will have no obligation to pay any fees in relation to those Services provided to such acquiring entity under such separate agreement.

2.9.                            Non-exclusivity.  Nothing herein will prevent USCC at any time during the Term or thereafter from providing for itself or obtaining from any third party the Services, the Deliverables, or the Systems, or any type of products or services in any way analogous, similar or comparable to the Services, the Deliverables, or the Systems, as applicable, or any other products or services.  Nothing herein shall be deemed a grant by USCC to Provider of any exclusive privileges or rights. Except as may be expressly provided in this MSOWMS or other agreement entered into by the parties specifically referring to this MSOWMS, in no event will this MSOWMS be construed as a requirements contract or requiring any minimum amount be spent by USCC or any minimum volume of services be purchased by USCC.

2.10.                     Provider Cooperation.  Provider shall cooperate with and work in good faith with USCC and USCC’s Third-Party Contractors (subject to the terms of the Agreement related to Consultant Competitors), all in a reasonably timely fashion, to enable USCC’s personnel and USCC’s Third-Party Contractors to perform work assigned to them to the extent such work interfaces with the Services set forth in an applicable Managed Services Statement of Work. Subject to the foregoing, such cooperation may include:

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(a)                                 providing access to the portions of those facilities being used to provide the Services, as is reasonably necessary and to the extent necessary for USCC’s personnel or USCC’s Third-Party Contractors (other than Consultant Competitors) to perform the work assigned to them, subject to Provider’s Technical and Organizational Security Measures and reasonable prior coordination with Provider; and

(b)                                 providing reasonable electronic and physical access to the processes and associated Equipment, software and/or Systems deemed by USCC to be necessary and appropriate for USCC’s personnel or USCC’s Third-Party Contractors (other than Consultant Competitors) to perform the work assigned to them, subject to Provider’s Technical and Organizational Security Measures.

If any of the foregoing creates a conflict, for example, with Provider’s Technical and Organizational Security Measures, then the parties shall endeavor to resolve such conflict in accordance with Schedule D to this MSOWMS and the applicable MSSOW.

3.                                      Personnel

3.1.                            Requirements.  Provider shall staff its project team with qualified professionals including, without limitation: (a) those individuals in key roles identified as “Key Persons” in the applicable MS Bundle; and (b) those individuals named in the applicable MS Bundle who are subject matter experts in a certain area for such MS Bundle (each, a “SME”).  Provider shall maintain the staffing levels necessary to perform Provider’s obligations properly under the applicable MS Bundle.

(a)                                 Provider shall maintain reasonable continuity of all Key Persons performing Services.  Provider must obtain USCC’s written approval before appointing initially or replacing any Key Person hereunder.

(b)                                 Provider shall ensure that each Key Person is engaged in performing the Services throughout the performance of Provider’s obligations under the applicable Managed Services Statement of Work and are present at the appropriate USCC site or Provider site, as required, other than due to absence for normal personal vacation (to be agreed upon in advance by the parties each acting reasonably) or in a personal emergency.  If USCC identifies a reasonably urgent need for one or more Key Persons to perform the Services at a USCC site, USCC shall notify Provider in writing of such need, and Provider shall cause each such Key Person to perform the Services at the specified USCC site commencing as soon as reasonably practicable after Amdocs’ receipt of such notice from USCC.  If there is a reasonable non-urgent need for one or more Key Persons to perform the Services at a USCC site, then USCC shall notify Provider in writing of such non-urgent need and coordinate with Provider for each such Key Person to perform the Services at the specified USCC site commencing as soon as reasonably practicable considering the specific nature and time-sensitive aspects of such non-urgent need.

(c)                                  Provider shall provide incentives designed to encourage the Key Persons to continue as Key Persons hereunder for the necessary term.

(d)                                 Provider shall ensure that a portion of each Key Person’s annual incentive compensation is based upon the extent to which Provider fulfills its responsibilities and obligations hereunder. USCC shall have a reasonable opportunity to provide feedback to the appropriate Provider executives with respect to the Key Persons, and Provider shall consider such feedback in establishing each Key Person’s incentive compensation.

(e)                                  Consultant shall ensure that no Key Person is removed from his or her specified role in the performance of Provider’s obligations under this Agreement or assigned to other duties before the end of the term of the relevant MS Bundle unless:  (i) he or she ceases

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

to be an employee of Provider, any relevant Subcontractor or (in either case) any of its affiliates; or (ii) USCC’s written consent is first obtained (which may not be unreasonably withheld or delayed taking into account considerations of health, family, professional advancement/promotion or relocation requests).

(f)                                   Before removing or appointing any Key Person, Provider shall: (i) notify USCC of the proposed removal or appointment; (ii) in the case of an appointment, provide USCC with a curriculum vitae of the proposed Key Person; (iii) discuss the position with USCC and seek USCC’s approval regarding the change; (iv) provide USCC with such information and explanation as USCC requests and Consultant is reasonably able to provide in relation to the proposed removal and/or appointment; and (v) in the case of an appointment, permit USCC, on request, to interview the proposed Key Person, and obtain USCC’s prior written approval of the proposed Key Person.

(g)                                  With regard to SMEs, during the first [***] following the Commencement Date of the applicable MS Bundle, Provider shall provide reasonable advance notice (but not less than [***] days, to the extent within Provider’s control) to USCC of each appointment, replacement or removal [***].  Provider shall provide to USCC such requested reasonable [***].  To the extent reasonable, Provider shall take into consideration [***], provided that any final determination with regard to [***] will be in Provider’s sole discretion.

3.2.                            WARN Act Commitment.  Provider shall not cause any of the employees transitioned pursuant to an MSSOW to suffer “employment loss” as that term is construed under the Worker Adjustment and Retraining Notification Act (“WARN Act”), if such employment loss could create any liability for USCC or its Affiliates under the WARN Act, unless Provider delivers notices under the WARN Act in a manner and at a time such that USCC or its Affiliates bear no liability with respect thereto.

3.3.                            Acknowledgement of Nondisclosure Obligations.  Provider will create an acknowledgement of nondisclosure obligations (substantially in the form attached to this MSOWMS as Appendix G) for each of the Managed Services Statements of Work, and as part of the on-boarding process for performance of the Services and as part of each such Key Person’s exit interview with Provider following performance of the Services, each Key Person will sign and confirm such Key Person’s obligations to protect USCC’s Confidential Information.  From time to time, USCC may request that Amdocs create a supplemental acknowledgement of confidentiality obligations for certain business situations that are especially sensitive to USCC’s business, and before providing access to such sensitive information, Provider will cause each of the Provider Personnel (including any Key Persons) performing the Services who will likely have access to such sensitive information sign and confirm such person’s obligations to protect USCC’s Confidential Information.

4.                                      Transfer of Resources

4.1.                            Software, Equipment and Third-Party Contracts.

(a)                                 Financial Responsibility.

(i)                                     Provider shall be responsible for any third-party fees and expenses incurred on and after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan) associated with personnel related matters, software, Equipment, Equipment Leases and Third-Party Contracts for which Provider is financially responsible under the applicable Managed Services Statement of Work.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(ii)                                  USCC shall be responsible for third-party fees and expenses incurred on and after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan) associated with personnel related matters, software, Equipment, Equipment Leases and Third-Party Contracts for which USCC is financially responsible under the applicable Managed Services Statement of Work.

(iii)                               Unless otherwise expressly provided, each party also shall be responsible for any third-party fees and expenses incurred on or after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan) associated with new, substitute or replacement software, Equipment, Equipment Leases or Third-Party Contracts (including upgrades, enhancements, new versions or new releases of such software or Equipment) for which such party is financially responsible under the applicable Managed Services Statement of Work.

(iv)                              With respect to Third-Party Software licenses, Equipment Leases and Third-Party Contracts that are transferred to Provider by USCC as may be specified in the applicable MSSOW, or for which Provider otherwise specifically assumes financial responsibility under this MSOWMS or an applicable Managed Services Statement of Work, Provider shall:

(A)                               pay all amounts becoming due under such licenses, leases or contracts, and all related expenses, for periods on or after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan);

(B)                               rebate to USCC any such amounts prepaid by USCC prior thereto;

(C)                               pay all modification, termination, cancellation, late payment, renewal or other fees, penalties, charges, interest or other expenses relating to periods on or after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan) and prior to the end of the Term of the applicable Managed Services Statement of Work;

(D)                               pay all costs associated with the transfer of such licenses, leases and contracts to Provider, including all taxes associated with such transfer (and the parties shall cooperate in minimizing or eliminating any such costs); and

(E)                                be responsible for curing any defaults in Provider’s performance under such licenses, leases and contracts on or after the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan).

(v)                                 Subject to Provider obtaining any Required Consents, on and as of the Commencement Date (or, if later, the date on which Provider assumes responsibility for the Services in question in accordance with the Transition Plan), USCC shall assign to Provider, and Provider shall assume and agree to perform all obligations related to, the Third-Party Software licenses, Equipment Leases and Third-Party Contracts for which Provider is financially responsible under this Section, provided, however, that such assignment shall not include any assignment or transfer of any intellectual property rights in Work Product developed under such Third-Party Software licenses, Equipment Leases and

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Third-Party Contracts prior to the date of such assignment and, as between the parties, USCC hereby expressly reserves and retains such intellectual property rights.  USCC and Provider shall execute and deliver an assignment and assumption agreement with respect to such licenses, leases, and contracts, evidencing the assignment and assumption provided for herein.

(b)                                 Operational Responsibility.  With respect to software, Equipment, Equipment Leases and Third-Party Contracts for which Provider is financially responsible under this Section 4, Provider shall be responsible for the specific schedules and exhibits attached to any Managed Services Statement of Work.  Such responsibilities may include:

(i)                                    the evaluation, procurement, testing, installation, rollout, use, support, management, administration, operation and maintenance of such software, Equipment, Equipment Leases and Third-Party Contracts;

(ii)                                 the evaluation, procurement, testing, installation, rollout, use, support, management, administration, operation and maintenance of new, substitute or replacement software, Equipment, Equipment Leases and Third-Party Contracts (including upgrades, enhancements, new versions or new releases of such software);

(iii)                             the performance, availability, reliability, compatibility and interoperability of such software, Equipment and Third-Party Contracts each in accordance with this MSOWMS or an applicable Managed Services Statement of Work (including the Service Levels);

(iv)                              the compliance with and performance of all operational, administrative and contractual obligations specified in the applicable licenses, leases and contracts;

(v)                                 the administration and exercise, as appropriate, of all rights available under such licenses, leases and contracts; and

(vi)                              the payment of any fees, penalties, charges, interest or other expenses due and owing under or with respect to such licenses, leases and contracts that are incurred, caused by or result from Provider’s failure to comply with or perform its obligations under this Section.

4.2.                           Required Consents.  The following shall be applicable with respect to Required Consents that are specifically set forth in an applicable MSSOW:

(a)                                 Provider Responsibility. Provider shall undertake all administrative activities necessary to obtain all Required Consents. At Provider’s request, USCC shall reasonably cooperate with Provider in obtaining the Required Consents including, without limitation, by providing access to the relevant USCC personnel and by executing appropriate USCC-approved written communications and other documents prepared or provided by Provider.  Upon USCC’s approval, Provider shall exercise for the benefit of USCC any rights Provider has to utilize or transfer license rights or other applicable rights under Provider’s existing third-party licenses, leases or contracts, and the parties shall cooperate in minimizing or eliminating any costs associated therewith.

(b)                                 Financial Responsibility. Provider shall pay all transfer, relicensing or termination fees and expenses associated with obtaining any Required Consents or terminating any licenses or agreements as to which Provider is unable to obtain such Required Consents, provided that such fees and expenses have been identified and agreed upon prior to the effective date of the applicable Managed Services Statement of Work.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c)                                  Contingent Arrangements.

(i)                                     If, despite using all commercially reasonable efforts, Provider is unable to obtain a Required Consent with respect to USCC-licensed Third-Party Software, Provider shall, upon USCC’s request:  (A) replace the USCC license for such Third-Party Software with a Provider license; (B) replace such Third-Party Software with other software providing equivalent features and functionality; or (C) secure the right to manage the USCC-licensed Third-Party Software on behalf of USCC.

(ii)                                  If, despite using all commercially reasonable efforts, Provider is unable to obtain a Required Consent with respect to any other USCC Third-Party Contract, then, unless and until such Required Consent is obtained, Provider shall manage such Third-Party Contract on USCC’s behalf and perform all obligations and enforce all rights under such Third-Party Contract as if Provider were a party to the agreement in USCC’s place.

(iii)                               If, despite using all commercially reasonable efforts, management of such Third-Party Contract is not legally or contractually possible or Provider is unable to obtain any other Required Consent, Provider shall use all commercially reasonable efforts to determine and adopt, subject to USCC’s prior approval, such alternative approaches as are necessary and sufficient to provide the Services without such Required Consent.

(iv)                              If such alternative approaches are required for a period longer than [***] days following the Commencement Date, the parties shall equitably adjust the terms and reduce the prices specified in the applicable Managed Services Statement of Work to reflect any Services not being provided by Provider and its Affiliates as a result thereof.

(v)                                 Except as otherwise expressly provided herein, Provider’s failure to obtain any Required Consent that has been identified by USCC to Provider and that Provider has agreed in the applicable Managed Services Statement of Work to obtain shall not relieve Provider of its obligations under the applicable MS Bundle, and Provider shall not be entitled to any additional compensation or reimbursement amounts in connection with obtaining or failing to obtain any Required Consent or implementing any alternative approach.

5.                                      USCC’s Responsibilities

5.1.                            Functions.  USCC shall carry out the following activities (the “USCC Functions”), which may also be performed through USCC’s Third-Party Contractors:

(a)                                 Timely consideration and response to items submitted to USCC for approval;

(b)                                 Participation in governance activities under the applicable MS Bundle;

(c)                                  Management of USCC’s Third-Party Contractors;

(d)                                 Management of USCC Personnel; and

(e)                                  Management of all components under USCC’s financial responsibility according to the applicable MS Bundle.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.2.                            Personnel. USCC shall designate its personnel to fill the roles identified in or pursuant to an applicable MS Bundle and shall assign such other personnel as it deems appropriate. USCC may, without the need for Provider’s approval, replace any USCC personnel working in connection with any MS Bundle.

5.3.                            Facilities.  The number of Provider Personnel performing the Services for USCC at USCC locations shall be subject to agreement of the parties.  For the sole and exclusive purpose of such personnel providing the Services to USCC from USCC locations, USCC will make available to Provider, at no cost to Provider during the Term, reasonable space, furnishings, fixtures, telephones and office supplies (“Facilities”) as specified in an applicable Managed Services Statement of Work or comparable facilities (collectively, with USCC locations receiving Services, the “USCC Facilities”) for Provider Personnel performing the Services at USCC locations.  USCC will not be responsible for providing any other Facilities. Moreover, USCC shall not be responsible for providing any mobile or portable computing or communications devices to Provider Personnel. Provider will comply with any policies or lease restrictions applicable to Provider’s performance of the Services at the USCC Facilities. Provider’s use of the USCC Facilities shall be subject to the following requirements:

(a)                                 Relocation. USCC may relocate the USCC Facilities. USCC will notify Provider of any relocation of the USCC Facilities that USCC is contemplating or has made a final decision to make so that Provider will have a commercially reasonable amount of time to prepare for and implement such a change or relocation.

(b)                                 No Warranty. USCC shall make the USCC Facilities available to Provider on an “as is, where is” basis with no warranties whatsoever. USCC retains all of its right, title and interest in and to the USCC Facilities. Use of such USCC Facilities by Provider does not constitute a leasehold interest in favor of Provider or Provider’s customers.

(c)                                  Damage.  Provider and its personnel shall (i) keep the USCC Facilities in good order; (ii) not commit or permit waste or damage to such USCC Facilities, subject to normal wear and tear; and (iii) not use the USCC Facilities for any unlawful purpose or act. Provider shall be responsible for any damage to the USCC Facilities resulting from the abuse, misuse, neglect or negligence of Provider or its personnel, or other failure to comply with Provider’s obligations with respect to the USCC Facilities.

(d)                                 Improvements.  Provider shall not make any improvements or changes involving structural, mechanical, electrical or other alterations to the USCC Facilities without USCC’s prior written approval, which USCC may withhold in its sole discretion.  Any improvements to the USCC Facilities will be accomplished at Provider’s expense and become the property of USCC.

(e)                                  Return.  When the USCC Facilities are no longer required for performance of the Services, Provider shall return such facilities to USCC in substantially the same condition as when Provider began use of such facilities, subject to reasonable wear and tear.

(f)                                   Provider Facilities. Provider shall not perform any Services (or allow any Subcontractor to perform Services) from any location that is not a USCC Facility or an approved Provider Service Location.

6.                                      Price and Payments

6.1.                            Total Price. Except as specifically provided in this Section 6.1, the total consideration payable to Provider under an applicable MS Bundle shall consist of the Fees, and no other fees or charges of any kind whatsoever shall be payable or reimbursable by USCC under an applicable MS Bundle with respect to the Deliverables or Provider’s obligations to provide Services in connection

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

with the Deliverables or provide any Services hereunder. For the avoidance of doubt, charges that are not specifically stated or made a part of the calculations in the applicable MS Bundle will not be billable by Provider and will not be paid by USCC. Examples of non-allowable charges include: (a) [***].

6.2.                            Invoicing and Payment.

(a)                                 Invoice. Within [***] Business Days after the beginning of each calendar month, Provider shall present USCC with an invoice for any Fees due and owing by USCC for the preceding month, and each such invoice shall contain the details set forth in the applicable MSSOW. Each invoice shall include the pricing calculations and related data utilized by Provider to establish the Fees as well as, if applicable under such MSSOW, sufficient information to validate the Service volumes and associated Fees contained in such invoice.

(i)                                     Provider shall deliver to USCC electronically (if requested by USCC) in a form and format compatible with USCC’s accounting systems the data underlying each invoice.

(ii)                                  Provider shall render separate invoices for each USCC Affiliate obtaining Services hereunder.

(iii)                               Provider shall not bill USCC for any advance or concurrent charges or other amounts.

(b)                                 Service Level Credits.

(i)                                     Provider shall include with each invoice a credit in an amount equal to the aggregate Service Level Credit applicable during the period that precedes the period of that invoice, if applicable. If the amount of any Service Level Credits exceeds the amount otherwise to be billed on the applicable invoice, Provider shall carry such credits forward on each subsequent invoice until fully credited to USCC, [***].

(ii)                                  In the event of Amdocs’ material breach of a MSSOW, USCC may (A) terminate such MSSOW pursuant to and in accordance with Section 11.2 of this MSOWMS, and/or (B) pursue all remedies at law or in equity that may be available to USCC (and are not otherwise excluded by this MSOWMS and the Agreement) arising out of or in connection with such material breach of such MSSOW; provided, that if USCC is awarded damages as a result of an action based upon Provider’s failure or failures to meet or exceed the Service Level Targets or based upon Provider’s actions or omissions that gave rise to a failure or failures to meet or exceed Service Level Targets, then [***].  With respect to the offset to be applied pursuant to this Section 6.2(b)(ii), the parties have considered the foregoing arrangement and hereby acknowledge and agree that the foregoing reflects the economic and business arrangement agreed upon by the parties and is not intended to be construed as an optional liquidated damages provision.

(c)           Payment. USCC shall pay invoices in accordance with Section 3.6 of the Agreement.

7.                                      Relationship Management and Dispute Resolution

7.1.                            Governance. The parties shall manage their relationship under this MSOWMS using the governance model set forth in Schedule D and the applicable MSSOW. Provider shall provide all

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

resources (including appropriate personnel) to participate in, and shall participate in, the governance activities required by or established pursuant to Schedule D and the applicable MSSOW.

7.2.                            Savings Clause.

(a)                                 USCC’s failure to perform any of the responsibilities set forth in applicable MS Bundle, except for USCC’s obligations with respect to payments, Consultant confidentiality (Section 4 of the Agreement) and proprietary rights (Section 2.6 of the Agreement), will not be deemed to be grounds for termination by Consultant. Consultant shall provide USCC with reasonable notice of such nonperformance and, upon written request by USCC, shall use commercially reasonable efforts to perform notwithstanding USCC’s failure to perform; provided, however, that with respect to USCC’s failure to perform as aforesaid, USCC shall pay to Consultant all additional costs, expenses, fees, and payments incurred by Consultant in connection with such efforts beyond those efforts that would have been required had USCC performed appropriately.

(b)                                 A party shall be excused from performing its obligations under an MS Bundle and shall not be deemed to have committed a breach of or failed to meet any Service Level in an applicable MS Bundle to the extent that, and during the period that, the aggrieved party’s performance is prevented by, or the event giving rise to a potential breach or Service Level failure is caused by, acts or omissions of the other party or a third party retained by the other party to perform work for the other party; provided, however, that the aggrieved party shall promptly notify the other party if it has reason to believe that the actions or omissions of the other party or such a third party may prevent the aggrieved party’s performance or cause the aggrieved party to commit a breach or fail to meet a Service Level under an applicable MS Bundle; provided, further, that the failure by the aggrieved party to deliver such notice shall not affect the operation of this Section 7.2(b). In any case, the parties shall use all commercially reasonable efforts to minimize the impact of any such incident on the Services.

(c)                                  The non-aggrieved party shall reimburse the aggrieved party for any additional reasonable costs and expenses arising in connection with performing the efforts described in Section 7.2(b) to the extent that such efforts are in addition to the level of effort the aggrieved party would otherwise have had to expend.

7.3.                           Dispute Resolution.  All disputes under this MSOWMS and any Managed Services Statement of Work shall be resolved in accordance with Section 11.17 of the Agreement.

8.                                      Proprietary Materials

8.1.                            License to Amdocs of USCC-Licensed Third-Party Materials. Subject to Provider having obtained any Required Consents, USCC hereby grants to Provider (solely to the extent of USCC’s underlying rights and solely for purposes of performing the Services or enjoying the use and benefits of any Deliverable created following the Commencement Date under a Third-Party Contract transferred to Provider under Section 4.1(a)(iv)) the same rights of access and use as USCC possesses under the applicable software licenses with respect to USCC materials procured pursuant to Third-Party Contracts (“Third-Party Materials”).

(a)                                 USCC also shall grant such rights to Subcontractors designated by Provider if and to the extent necessary for Provider to provide the Services, and Provider shall pay all fees, costs and expenses (including taxes) associated with the granting of such rights to such Subcontractors.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b)                                 Provider and its Subcontractors shall comply with the duties (including use restrictions and nondisclosure obligations) imposed on USCC by such licenses to the extent disclosed by USCC to Provider.

(c)                                  Each Subcontractor shall sign a written agreement to be bound by all of the terms contained herein applicable to such Third-Party Materials (such agreement shall be agreed upon by the parties and shall include the terms specified in this Section 8.1 as well as those pertaining to the ownership of such Materials and any derivative materials developed by the parties, the scope and term of the license, the restrictions on the use of such Materials, the obligations of confidentiality, etc.).

(d)                                 Except as otherwise requested or approved by USCC (or the relevant licensor), Provider and its Subcontractors shall cease all use of such Third-Party Materials at the end of the Term.

(e)                                  THE USCC-LICENSED THIRD-PARTY MATERIALS ARE PROVIDED BY USCC TO PROVIDER AND ITS SUBCONTRACTORS ON AN “AS-IS, WHERE-IS” BASIS.  USCC EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO SUCH USCC-LICENSED THIRD-PARTY MATERIALS, OR THE CONDITION OR SUITABILITY OF SUCH MATERIALS FOR USE BY PROVIDER OR ITS SUBCONTRACTORS TO PROVIDE THE SERVICES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.2.                            Consultant Tools.

(a)                                 Applicability.  The terms and conditions of this Section 8.2 shall govern USCC’s use of the Consultant Tools set forth in an applicable MSSOW as well as any documentation, training materials, designs, discoveries, inventions, know-how, techniques, fixes, patches, work-arounds, upgrades, updates, customizations, modifications, enhancements or derivative works thereof provided by Amdocs (collectively , the “Ongoing Tools”). Amdocs shall notify USCC at least [***] days before any addition, removal or modification of the Ongoing Tools which Amdocs may add, remove and/or modify from time to time during the term of the applicable MSSOW in Amdocs’ sole discretion, provided that the [***], and provided further that [***].  For the avoidance of doubt, [***], and the terms of this Section 8.2 shall not apply to them.

(b)                                 Ownership.  USCC acknowledges that, as between Amdocs and USCC, all right, title and interest (including copyrights, patents, trade secrets and/or any other intellectual property rights) in and to the Ongoing Tools are and will remain solely the property of Amdocs. Amdocs does not grant USCC any title or ownership rights in the Ongoing Tools in whole or in part. USCC acknowledges that Amdocs believes (i) that the Ongoing Tools contain trade secrets of Amdocs and/or its licensors; and (ii) that such trade secrets include, without limitation: (A) the Ongoing Tools; (B) the specific design, structure and logic of individual programs; (C) their interactions with other portions of programs, both internal and external; and (D) the programming techniques employed therein.  For the avoidance of doubt, in no event will any Ongoing Tool be deemed a Deliverable under the Agreement.

(c)                                  Grant of License.

(i)                                     Amdocs grants USCC a limited, nonexclusive, nontransferable license to use the Ongoing Tools in a manner and for a term consistent with the provisions of this Section 8.2 and solely for (A) USCC’s internal purposes (including, without limitation, performance of services similar to Services performed by Provider (e.g., infrastructure services)) related to the Services and/or the B/OSS Solution

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

during the term of the applicable MSSOW; and (B) USCC’s performance of services similar to Services performed by Provider after the termination or expiration of the term of such MSSOW but prior to termination or expiration of the term of such license.  For the avoidance of doubt, USCC shall not use the Ongoing Tools for performing services for any third parties.

(ii)                                  Each Ongoing Tool is and shall be classified as either a “Product Tool” or a “Service Tool” in an attachment to an applicable MSSOW.  USCC may use each Ongoing Tool in accordance with the restrictions applicable to such Ongoing Tool as either a Product Tool or Service Tool, as applicable, and for the applicable term therefor, all as set forth in Sections 8.2(c)(v) and 8.2(c)(vi). Notwithstanding the foregoing, USCC shall cease all use of an Ongoing Tool [***] days after the date on which Amdocs sends written notice to USCC notifying USCC of a possible or actual infringement or misappropriation of third-party rights with respect to the Ongoing Tool or components thereof or possible or actual damage to Amdocs due to USCC’s use of the Ongoing Tool (in which case Amdocs shall use commercially reasonable efforts (I) to obtain a license from the applicable third-party licensor, (II) to replace such Ongoing Tool with an equivalent tool of substantially similar functionality, (III) to provide the same tool to USCC as Provider Personnel use thereafter in place of such Ongoing Tool, or (IV) apply an applicable workaround.  For the avoidance of doubt and notwithstanding anything to the contrary that may be contained in the Agreement (including, without limitation, Section 8.1(a) thereof), Provider shall have no liability or obligation to USCC with respect to infringement or misappropriation of third-party rights with respect to the Ongoing Tools or components thereof other than as set forth in this paragraph.

(iii)                               The Ongoing Tools may not be sublicensed, resold, rented or distributed by USCC to any other party nor may USCC permit any third party (including USCC’s Third-Party Contractors) to use an Ongoing Tool, except as may be explicitly provided hereinafter.

(iv)                              Product Tools are intended to effectuate the functionality of the B/OSS Solution.  The term of the license granted under Section 8.2(c)(i) with respect to each Product Tool will end (and USCC will cease all use of such Product Tool) upon the later of (A) the termination or expiration of the MSSOW under which such Product Tool has been provided to USCC; and (B) the termination or expiration of the Maintenance Order under the SLMA that encompasses Provider’s maintenance services for the B/OSS Solution.

(v)           Notwithstanding Section 8.2(c)(iv), during the term of the license of each Product Tool, USCC may permit its Third-Party Contractors to utilize such Product Tool (A) solely for the benefit of USCC, (B) solely on USCC’s network, (C) in accordance with all the terms and restrictions of the license therefor provided to USCC hereunder, and (D) subject to all other applicable terms of the Agreement (including those regarding confidentiality). For the avoidance of doubt, in no event will USCC permit a Third-Party Contractor to install any Product Tools outside of USCC’s network or on hardware owned by a Consultant Competitor.

(vi)                              Service Tools are intended to enhance the ability to provide services with respect to the B/OSS Solution.  The term of the license granted under Section 8.2(c)(i) with respect to each Service Tool will end (and USCC will cease all use of such Service Tool) upon the later of (A) the termination or expiration of the MSSOW under which such Service Tool has been provided to USCC; and (B) the end of the period ending upon the earlier of (I) six months after termination or expiration

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

of such MSSOW; or (II) the termination or expiration of the Maintenance Orders under the SLMA that encompasses Provider’s maintenance services for the B/OSS Solution.

(vii)                           Notwithstanding Section 8.2(c)(vi), USCC may permit its Third-Party Contractors that are not Consultant Competitors to utilize such Service Tool (A) solely for the benefit of USCC, (B) solely on USCC’s network, (C) in accordance with all the terms and restrictions of the license therefor provided to USCC hereunder, and (D) subject to all other applicable terms of the Agreement (including those regarding confidentiality). For the avoidance of doubt, in no event will USCC permit a Third-Party Contractor to install any Service Tools outside of USCC’s network or on hardware owned by a Consultant Competitor.

(viii)                        USCC may not use the Ongoing Tools for any purpose other than as specifically licensed herein.  Unless the license to USCC for the use of the Ongoing Tools expressly includes provision by Amdocs to USCC of source code to the Ongoing Tools or any part thereof, USCC may not make any changes or modifications to the Ongoing Tools.

(ix)                              During the term of the license herein, USCC may retain for back-up purposes the media, if any, on which the Ongoing Tools were provided. In addition, USCC may make one copy of the Ongoing Tools for back-up purposes in the event the media are damaged or destroyed. USCC shall not remove from such copies or otherwise alter Amdocs’ or its licensors’ respective copyright, trademark and/or other proprietary notices appearing in or on the Ongoing Tools as provided by Amdocs.

(x)                                 At least [***] days prior to any addition, removal or modification of any Ongoing Tool that is installed on the USCC network, Provider shall notify USCC of any such changes, and USCC shall cooperate with Provider in the installation, deinstallation, update or reinstallation of such Ongoing Tool on the USCC network, as necessary.

(d)                                 Quality; Support and Maintenance.

(i)                                     USCC acknowledges that the Ongoing Tools were developed for internal use by Provider Personnel, and as such, the Ongoing Tools (A) [***].

(ii)                                  Amdocs’ sole obligations with respect to the quality of the Ongoing Tools that are provided to USCC for use by USCC [***].

(iii)                               For the purpose of clarification, to the extent that USCC requires implementation services in connection with any update, upgrade or newer version of the Ongoing Tools, USCC and Amdocs shall enter into a Statement of Work under the Agreement with respect to such implementation services.  For the purpose of additional clarification, any updates, upgrades or newer versions of the Ongoing Tools provided to USCC will be subject to the terms and conditions of this Section 8.2.

(iv)                              [***] Amdocs has no obligation to correct any bugs, defects or errors in the Ongoing Tools or otherwise provide maintenance, technical support or updates to USCC for the Ongoing Tools.  No support, maintenance or Service Level set forth in the Agreement or any MS Bundle shall apply to USCC’s use of the Ongoing Tools pursuant to the license granted by Amdocs hereunder.  Amdocs

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

shall have no obligation whatsoever to deposit or maintain any of the Ongoing Tools’ source code in any escrow arrangement.

(e)                                  Documentation.

(i)                                     In connection with the provision of the Ongoing Tools, Amdocs shall provide to USCC documentation with respect thereto as set forth in this Section 8.2(e).  After the [***] of the Commencement Date of the MSSOW under which Ongoing Tools are provided, within [***] days after the written request of USCC, Provider shall provide to USCC the documentation described in Section 8.2(e)(ii) and 8.2(e)(iii) hereof with respect to all then Ongoing Tools (an “Inflight Documentation Request”), provided that an Inflight Document Request had not been made previously.  Provided that either (A) an Inflight Documentation Request has not been made previously by USCC during the initial or renewal Term of the applicable MSSOW or (B) USCC agrees to pay Provider’s Fees therefor, then (X) as part of Termination Assistance Services, Amdocs shall provide to USCC the applicable documentation described in Section 8.2(e)(ii) or 8.2(e)(iii) for the then Ongoing Tools within the timeframe provided therefor in the applicable Termination Assistance Services document and (B) in connection with the removal of Product Tools described in Section 8.2(a)(ii) and the retention thereof by USCC, Amdocs shall provide to USCC the documentation described in Section 8.2(e)(ii) no later than [***] days after such removal and retention.  In addition, after an Inflight Documentation Request has been made under an applicable MSSOW, when updates, upgrades and newer versions of the Product Tools are provided to USCC under Section 8.2(d)(ii)(B) after the termination or expiration of the MSSOW under which such Ongoing Tools have been provided to USCC, Amdocs shall provide to USCC the documentation described in Section 8.2(e)(ii) no later than [***] days after the provision of such updates, upgrades and newer versions.

(ii)                                  For each Product Tool, Provider will provide to USCC a user guide document that will include the following sections:

Section Name	Section Description
Tool Name	Name of the tool
Description	What does the tool do, purpose and uses
Input variable	What does the tool require?
Output variables	What does the tool produce?
Options	Describe different options possible in the tool
Errors	Error handling, message and action expected
Additional information	Warnings or any limitations

(iii)                               For each Service Tool, Provider will provide to USCC a specifications document that will include the following sections:

Section Name	Section Description
Tool Name	Name of the tool
Description	What does the tool do, purpose and uses
Users	List roles that leverage the tool
Process flows	End to end process facilitated by the tool
Input variable	What does the tool require?
Output variables	What does the tool produce?
Errors	Error handling, message and action expected

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Section Name	Section Description
Reporting output	Sample reports or import/export specifications
Additional information	Warnings or any limitations
Requirements	List of all activities or functions a that tool performance
Solution details	How does the tool work , what database updates or files or configurations change etc.
Impacted processes	Subsystems that may be impacted
Impacted interfaces	Describe dependencies on interfaces or 3rd parties and integration methods used; Describe existing integrations/touch points to other services/tools
Architecture diagrams	Pictorial representation of the backend
Data Model	Data model where applicable
Operational concepts	What procedures does it impact or needs to be modified?
Impacts on Infra	Describe hardware, software, performance, storage and database capacity requirements
Test guidelines	Functional and performance testing guidelines

(f)                                   USCC’s Responsibility and Indemnification.  USCC is responsible for ensuring that USCC and any and all permitted users and permitted USCC Third-Party Contractors using and/or accessing the Ongoing Tools through USCC use the Ongoing Tools in accordance with this Section 8.2.  USCC shall indemnify, defend, and hold Amdocs harmless from any and all claims, demands, and/or liability arising out of USCC’s and/or any user’s or USCC Third-Party Contractor’s access to or use of the Ongoing Tools.  USCC shall: (i) promptly notify Amdocs of any material non-conformities with the provisions of this Section 8.2 in accordance with established reporting procedures; and (ii) undertake remedial corrective actions as reasonably instructed by Amdocs.

(g)                                  DISCLAIMER.  THE ONGOING TOOLS ARE PROVIDED “AS IS.” TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, USCC ACKNOWLEDGES THAT USCC’S USE (AND THE USE BY PERMITTED USCC THIRD-PARTY CONTRACTORS) OF THE ONGOING TOOLS IS SOLELY AT USCC’S RISK .  AMDOCS HEREBY DISCLAIMS ALL CONDITIONS AND WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY AND ALL IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY, TITLE, NONINFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE OR THAT DEFECTS IN THE ONGOING TOOLS WILL BE CORRECTED, ALL WITH RESPECT TO THE ONGOING TOOLS AND/OR REGARDING THE USE OR THE RESULTS OF SUCH USE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY ANY PERSON OR ENTITY SHALL DEROGATE FROM THE ABOVE OR CREATE OR ADD ANY OTHER WARRANTY OR REPRESENTATION. ANY WARRANTY SET FORTH IN THE AGREEMENT, ANY MS BUNDLE SUBJECT TO THE AGREEMENT, AND/OR ANY AMENDMENT, EXHIBIT, ANNEX, OR ADDENDUM TO ANY OF THEM SHALL NOT APPLY WITH RESPECT TO THE ONGOING TOOLS.

(h)                                 Confidentiality.  The Ongoing Tools, including their existence and features and related information, are Amdocs Confidential Information.   Such Ongoing Tools, and all other related documentation and information, are subject to the confidentiality provisions of the Agreement; provided, however, that USCC may provide the Product Tools, the related documentation and information, as well as the specifications documents for Service Tools (but, for purpose of clarification, not the Service Tools or any other related documentation or information) to Consultant Competitors solely in connection with the permitted uses of the  Product Tools or Service Tools, as applicable, but always subject to the provisions of Section 8.2(c).  For the purpose of clarification, after termination of the applicable MSSOW and prior to termination of the license hereunder of the applicable Ongoing Tool,

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

the documentation and information related to the Product Tools as well as the specifications documents for Service Tools may be provided to Consultant Competitors in order to permit them to build and/or supply a similar tool to USCC.

(i)                                     No Export.  USCC shall not export any of the Ongoing Tools, in whole or in part, outside of the United States of America in any manner or by any means without complying with all applicable export control laws and regulations of both the United States of America and the applicable country or territory.

9.                                      Remedies

9.1.                            Certain Acknowledged Damages.  Notwithstanding anything to the contrary that may be set forth in Section 9.2 of the Agreement, Amdocs shall be liable to USCC for the following damages to the extent arising out of or based upon a USCC Termination for Cause of this MSOWMS or any Managed Services Statement of Work:

(a)                                 Costs and expenses of recreating or reloading any lost, stolen or damaged USCC Data.

(b)                                 Costs and expenses of implementing a work-around in respect of a failure to provide the Services or any part thereof.

(c)                                  Costs and expenses of replacing lost, stolen or damaged Equipment, software, and other materials to the extent such loss, theft or damage arises out of or is based upon the negligence or willful misconduct of Provider Personnel.

(d)                                 Cover damages, including the costs and expenses incurred to procure the Services or corrected Services from an alternate source, that exceed Provider’s charges under this MSOWMS or an applicable Managed Services Statement of Work for the replaced Services.

(e)                                  Costs and expenses incurred to procure substitute services (and for temporary increases in headcount for customer care, defect management and resolution, or resources for code revisions or script writing services), including straight time, overtime and related expenses, overhead allocations for employees, wages and salaries of additional employees, travel expenses, telecommunication charges and similar charges.

(f)                                   Damages of a USCC Affiliate which would be direct damages if they had instead been suffered by USCC (including being so considered under this Section).

(g)                                  Amounts of any credits issued, fees or charges reversed and similar write-offs of all or a portion of customers’ balances due to billing or operational errors including, without limitation, errors in the customers’ bills and/or late delivery of such bills.

(h)                                 Costs and expenses incurred by USCC for (i) printing, presorting and postage related to duplicate or erroneous bills; (ii) incremental and/or duplicate advertising and promotional costs related to errors or delays in the EPC or delays in other product launches; (iii) training to enhance associates’ skillsets to enable the proper handling of workarounds and other solutions that are necessary because of Defects; and (iv) correcting duplicate customers associated with a single Temporary Mobile Subscriber Identity or “TMSI.”

9.2.                            Specific Limitations of Liability.

(a)                                 PROVIDER’S LIABILITY TO USCC PURSUANT TO SECTIONS 9.1(e), 9.1(g) AND 9.1(h) SHALL BE LIMITED TO 50% OF THE AMOUNT OF USCC’S DAMAGES IN CONNECTION THEREWITH.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(b)                                 WITH RESPECT TO PROVIDER’S LIABILITY TO USCC PURSUANT TO SECTIONS 9.1(e), 9.1(g) AND 9.1(h) AND SUBJECT TO SECTION 9.2(a), IN NO EVENT SHALL PROVIDER BE LIABLE TO USCC FOR ANY REASON, WHETHER IN CONTRACT OR IN TORT, FOR ANY SUCH DAMAGES ARISING OUT OF OR BASED UPON PROVIDER’S OBLIGATIONS UNDER SECTIONS 9.1(e), 9.1(g) AND 9.1(h) EXCEEDING IN THE AGGREGATE 60% OF THE FEES PAID BY USCC TO PROVIDER UNDER THE APPLICABLE MANAGED SERVICES STATEMENT OF WORK DURING THE TWELVE MONTHS PRECEDING THE DATE UPON WHICH THE RELATED CLAIM ACCRUED, REGARDLESS OF THE FORM IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT.  FOR THE AVOIDANCE OF DOUBT, ANY DAMAGES PAID BY PROVIDER UNDER SECTION 9.1 IN CONNECTION WITH A GIVEN MANAGED SERVICES STATEMENT OF WORK SHALL, IN AN AMOUNT EQUAL TO SUCH PAID DAMAGES (a) REDUCE THE LIABILITY LIMIT APPLICABLE TO SUCH MANAGED SERVICES STATEMENT OF WORK WITH RESPECT TO ANY DAMAGES FOR WHICH PROVIDER MAY BE LIABLE UNDER SECTION 9.1 DURING THE TWELVE-MONTH PERIOD COMMENCING ON THE DATE THAT PROVIDER PAID SUCH DAMAGES, AND (b) REDUCE THE LIABILITY LIMIT SET FORTH IN SECTION 9.1 OF THE AGREEMENT APPLICABLE TO SUCH MANAGED SERVICES STATEMENT OF WORK WITH RESPECT TO ANY DAMAGES FOR WHICH PROVIDER MAY BE LIABLE UNDER THE AGREEMENT DURING THE TWELVE-MONTH PERIOD COMMENCING ON THE DATE THAT PROVIDER PAID SUCH DAMAGES.

10.                               Risk of Loss

Provider is responsible for the risk of loss of, or damage to, any property owned or leased by Provider, unless such loss or damage was caused by the negligence or willful misconduct of USCC.

11.                               Term and Termination

11.1.                     Term.  The term of this MSOWMS (the “Term”) shall commence on the MSOWMS Effective Date and shall end simultaneously with the end of the term of the Agreement; provided, however, that upon written notice to Provider at least 30 calendar days prior to the date of termination set forth in such written notice, USCC may terminate (in whole) this MSOWMS, provided that there are no Managed Services Statements of Work remaining in effect after such date of termination.

11.2.                     USCC Termination.

(a)                                 For Cause.  USCC may terminate this MSOWMS or any one or more Managed Services Statements of Work hereunder (in whole only) by written notice to Provider upon the occurrence of any of the following events (any such termination, a “USCC Termination for Cause”):

(i)                                     The occurrence of any of the conditions that are specified in Schedule B to this MSOWMS as qualifying as a cause for termination under this Section.

(ii)                                  If Provider fails to complete the Transition Services by the time specified in the Transition Plan, if applicable, to the extent within Provider’s control, and Provider then fails to cure by completing the Transition Services during the [***]-day period commencing upon Provider’s receipt of written notice from USCC that Provider has not completed the Transition Services by the time specified in the Transition Plan, provided that USCC has not delivered to Provider an Assumption Directive (as defined in Schedule A to this MSOWMS) in accordance with the terms and conditions of the applicable MSSOW (other than the terms

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

and conditions related to the Transition Services), which Assumption Directive may be subject to a Post-Assumption Plan (as defined in Schedule A to this MSOWMS).

(iii)                               If USCC elects to terminate this MSOWMS and all MS Bundles in accordance with the terms of that certain letter agreement as of October 1, 2014 between the parties regarding “Clean System” (under Section 2 of the second paragraph of the section of such letter entitled “Failure to Achieve the Clean System Criteria”.

(iv)                              Any right to terminate for cause pursuant to Section 5.2(a) of the Agreement.

(b)                                 Without Cause. USCC may terminate an MS Bundle for convenience only if provided therefor, and subject to the terms and conditions set forth in the applicable MSSOW.

11.3.                     Provider Termination. In addition to the rights granted to Provider under the Agreement, Provider may terminate this MSOWMS or any one or more Managed Services Statements of Work hereunder if USCC has failed to pay either (a) an amount that is equal to or greater than [***] months of invoices hereunder or the applicable MSSOW, as applicable (regardless of whether any of such amount is the subject of a dispute), or (b) an amount that is equal to or greater than [***] months of invoices hereunder or the applicable MSSOW, as applicable, where such unpaid amount is not the subject of a good faith dispute.

11.4.                     Effects of Termination.

(a)                                 Remedies. Subject to Section 9.2, in the event of a USCC Termination for Cause, Provider shall be liable to USCC for any actual direct damages resulting from the occurrence giving rise to termination, subject to any limitations thereon provided for in the Agreement. Termination shall not constitute a party’s exclusive remedy for any default, and neither party shall be deemed to have waived any of its rights accruing hereunder prior to such default.

(b)                                 Transition. In the event of any expiration or termination, Provider shall cooperate reasonably in the orderly wind-down of the Services and/or transition to another provider, such cooperation to include reasonable continuity of Provider Personnel during the transition with those providing Services hereunder.

(c)                                  Survival. The obligations and rights of the parties pursuant to: (i) Section 1.3 (Construction); (ii) Section 3.3 (Acknowledgement of Nondisclosure Obligations); (iii) Section 6 (Price and Payments) as to amounts due on the date of termination or with respect to Services provided following termination in connection  with termination assistance; (iv) Section 7.2 (Savings Clause), (v) Section 7.3 (Dispute Resolution); (vi) Section 8 (Proprietary Materials); (vi) Sections 9.2 (Specific Limitations of Liability); (viii) Section 10 (Risk of Loss); (ix) Section 11.4 (Effects of Termination); (x) Section 11.5 (Termination Assistance) and all other provisions of the MS Bundle applicable to Services provided in connection with termination assistance; (xi) Section 12.1 (Legal Compliance) solely to the extent necessary for Termination Assistance Services being provided by Provider; (xii) Section 13 (Miscellaneous); (xiii) Appendix A (Definitions), as defined terms are used in the provisions that survive termination; (xiv) Appendix C (USCC Policies) solely to the extent necessary for Termination Assistance Services being provided by Provider; (xv) Appendix G (Form of Acknowledgement of Nondisclosure Obligations); (xvi) Section 2 of Schedule D (Governance); and (xvii) and any other provision that should naturally extend beyond expiration or termination, shall survive any expiration or termination of this MSOWMS or an applicable Managed Services Statement of Work.  Termination of less than all of the Managed Services Statements of Work shall not affect the parties’ obligations under any non-terminated Managed Services Statement of Work

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

then in effect and as to such then-existing Managed Services Statements of Work, this MSOWMS and the Agreement shall be deemed to continue in full force and effect until the Services under such Managed Services Statement of Work are completed.

11.5.                     Termination Assistance.

(a)                                 General Obligations. In connection with any expiration or termination of the Term, or with termination of Provider’s performance of any Services then being provided hereunder, Provider shall take all reasonably necessary and appropriate actions to assist USCC to accomplish a transition from Provider to USCC, or to any Third Party Contractor designated by USCC, of the Services being terminated or expiring, without material interruption or material adverse impact on the Services or Service Levels, in accordance with an applicable Managed Services Statement of Work, (all such actions collectively, “Termination Assistance Services”).  All Termination Assistance Services provided by Provider shall, other than as provided in an applicable Managed Services Statement of Work, be deemed Services and the ongoing Services (but not necessarily the Termination Assistance Services) shall be at [***] (other than the applicable Fees for the Services) to USCC beyond what USCC would have paid for the Services.

(b)                                 Termination Assistance Process. The Termination Assistance Services process shall begin on [***] (the “Termination Assistance Commencement Date”) and, unless the parties subsequently agree in writing to renew the Term, Provider shall continue to provide Termination Assistance Services until the Termination Assistance Services have been completed in accordance with this Section 11.5 and the applicable MSSOW but in no event for longer than [***] consecutive months (the “Termination Assistance Period”).

(c)                                  Preparation for Termination Assistance. As the end of the Term approaches or upon commencement of Termination Assistance Services, Provider shall make available to USCC such documentation and other information regarding the performance of the Services as specified in the applicable Managed Services Statement of Work. Provider shall:

(i)                                     Procure and deliver to USCC, upon USCC’s request and at USCC’s cost, such third party authorizations and consents to permit the timely conveyance or assignment to USCC (or its designee), during Termination Assistance Services, of all Third Party Contracts licenses, and agreements between Provider and any third parties who provide goods or services used by Provider in the provision of Services only for USCC and for no other Provider customers;

(ii)                                  Cooperate with USCC to obtain such third-party authorizations and consents to permit the conveyance or assignment to USCC (or its designee) of all other Third Party Contracts, licenses, and agreements between Provider and any third parties who provide goods or services used by Provider in the provision of Services; and

(iii)                               Provided that in each case, in the event that such third party authorizations or consents have not been obtained and cannot be obtained in conjunction with Termination Assistance Services, Provider shall: (A) promptly notify USCC of which third party authorizations or consents it is unable to obtain, (B) advise USCC regarding alternative sources of goods, services or software comparable to those being provided under each such agreement identified in Section 11.5(c)(i) (to the extent such sources are identified by USCC or known to Provider), and (C) to the extent USCC and Provider agree to do so, proceed to procure and implement such alternatives on behalf of USCC; provided that

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

USCC shall have the option at all times to enter into the applicable licenses or other contracts in its own name.

12.                               Provider Compliance Matters

12.1.                     Legal Compliance. Provider shall obtain all licenses, permits and certifications required of Provider as a service provider by law or regulation for Provider to perform the Services and shall pay all fees, taxes and related costs associated therewith.  USCC shall obtain all licenses, permits and certifications required of USCC by law or regulation to receive the Services and shall pay all fees, taxes and related costs associated therewith.  USCC shall be responsible for and shall pay or reimburse any costs, damages, liability, fines or other charges (including any applicable attorneys’ fees) arising from any noncompliance.

12.2.                     Service Locations. The Services shall be provided to USCC solely from (a) the USCC Service Locations, (b) Provider Service Locations, and (c) any other location for which Provider has received USCC’s consent.  In addition, Provider shall not store USCC Data at or through any locations other than the specified Provider Service Locations or knowingly transmit USCC Data through a country other than the countries in which the Service Locations are located. Provider and Provider’s Agents may not provide or market services to a third party or to itself from an USCC Service Location without USCC’s consent. Unless otherwise expressly stated in this MSOWMS or an applicable Managed Services Statement of Work, all connectivity between Provider’s Service Locations and USCC’s Service Locations and all related charges shall be Provider’s responsibility.

12.3.                     New Service Locations. If Provider requests USCC’s approval to provide Services from a location other than a location described in Section 12.2, Provider shall provide to USCC a written relocation proposal that sets forth a description of the proposed new location, the reasons for the proposed relocation, how the relocation will be beneficial to USCC in terms of performance and other relevant measures, as well as any other information requested by USCC. USCC may reasonably approve or reject any proposal submitted by Provider pursuant to this Section 12.3. Any incremental costs incurred by USCC as a result of relocation to, or use of, any location other than the locations described in Section 12.2 shall be paid by Provider or reimbursed by Provider to USCC.

13.                               Miscellaneous

13.1.                    Order of Precedence. In case of conflicts, the order of precedence of the documents constituting the agreement between the parties with respect to Services provided under this MSOWMS shall be as follows, with each listed document superseding the later listed document:

(a)                                 Each Managed Services Statement of Work

(b)                                 This MSOWMS

(c)                                  The Agreement

13.2.                     Currency; Language. All amounts stated herein and all Fees determined hereunder are in United States Dollars, unless otherwise required by Applicable Law or expressly stated. This MSOWMS and all proceedings hereunder shall be conducted in the English language; any translation of this MSOWMS or any Managed Services Statement of Work into another language shall be for convenience only but shall not modify the meaning hereof in English.

13.3.                     Additional Warranties. All Services under this MSOWMS shall be subject to the warranties under Section 7 of the Agreement.  In addition to the warranties set forth in Section 7 of the Agreement, the following warranties shall apply:

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(a)                                 No Financial Interest. Each party represents and warrants to the other that neither it nor any of its Affiliates has, shall have, or shall acquire, any contractual, financial, business, or other interest, direct or indirect, that would materially conflict with its performance of its duties and responsibilities under this MSOWMS or otherwise create an appearance of impropriety with respect to the award, performance or receipt of the Services.

(b)                                 No Abuse of Authority for Financial Gain. Each party represents and warrants to the other that neither it nor any of its Affiliates has used or shall use the authority provided or to be provided under this MSOWMS to obtain undisclosed financial gain for itself outside of this Agreement.

(c)                                  No Use of Information for Financial Gain. Each party represents and warrants to the other that neither it nor any of its Affiliates has used or shall use any Confidential Information of the other party to obtain undisclosed financial gain for itself or any such Affiliate outside of this Agreement.

(d)                                 No Influence.  Each party represents and warrants to the other that neither it nor any of its Affiliates, nor any employee of either, has accepted or shall accept anything of value in violation of its own internal business code of conduct or other internal policies intended to prevent bribery, and that neither it nor any of its Affiliates, nor any employee of either, shall attempt to influence any employee of the other party by the direct or indirect offer of anything of value in violation of the business code of conduct or other internal policies of the recipient party intended to prevent bribery.

13.4.                     Risk Management.  [***]. As new risks are identified by Consultant, the parties shall work together to develop strategies and plans to deal with such risks. Key activities include the following: (a) Consultant will identify risks; (b) Consultant will determine likely impact and probability for each risk; (c) Consultant will prioritize risks; (d) Consultant will work with USCC to quantify risks; (e) Consultant will work with USCC to define mitigation strategies for each risk; (f) Consultant will review mitigation strategies with key stakeholders; (g) Consultant and USCC will execute mitigation strategies approved by USCC; (h) Consultant will review risks with USCC at least once each month (generally as part of status meetings); and (i) USCC and Consultant will move a risk to the issue management process if such risk materializes.  For the avoidance of doubt, Consultant’s obligations under this Section 13.4 shall not apply to any Termination Assistance Services that are then being provided.

IN WITNESS WHEREOF, the parties have executed this MSOWMS as of the MSOWMS Effective Date by their duly authorized representatives in one or more counterparts, each of which shall constitute an original.

AMDOCS SOFTWARE SYSTEMS LIMITED	USCC SERVICES, LLC

By:	By:

Name:	Name:

Title:	Title:

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX A

Definitions

1.                                      Introduction

The following capitalized terms in this Appendix A shall have the meanings indicated when used in the MSOWMS, its Appendices, Schedules, Exhibits, Annexes and Attachments (collectively “MSOWMS Documents”) or an MSSOW, its Appendices. Schedules, Exhibits, Annexes and Attachments (collectively “MSSOW Documents”).  Any capitalized term that is not defined in the MSOWMS Documents, including pursuant to Sections 1.3(c) and 1.3(d) of the MSOWMS, or in the MSSOW Documents, shall have the meaning assigned to it in the Agreement to the extent it is defined in the Agreement.  If there is a conflict between a term defined in this Appendix A and a capitalized term defined in or pursuant to the MSOWMS Documents (other than this Appendix A), the MSSOW Documents or the Agreement, the following order of precedence shall apply:

(i)                                     the applicable MSSOW Documents; then

(ii)                                  the MSOWMS Documents (other than this Appendix A); then

(iii)                               this Appendix A; then

(iv)                              the Agreement.

2.                                      Definitions

2.1.                            “Acceptance” means that a Deliverable meets the Acceptance Criteria and acceptance of such Deliverable has occurred. Notwithstanding anything to the contrary, use of any Deliverable or Service in a production environment shall be deemed an Acceptance of such Deliverable or Service.

2.2.                            “Acceptance Criteria” means, with respect to a Deliverable, the criteria for determining whether such Deliverable meets the applicable Specifications.

2.3.                            “Acceptance Test Procedures” means the test procedures and standards set forth in the applicable Statement of Work or such other standards as are agreed upon in writing, to determine whether a Deliverable meets the Acceptance Criteria.

2.4.                            “Accounts Receivable” or “A/R” means the function that handles payments owed by and received from USCC’s customers and provides related operational support.

2.5.                           “Agreement” or “Master Service Agreement” means the August 17, 2010 Master Service Agreement by and between USCC Services, LLC (successor-in-interest to United States Cellular Corporation) and Amdocs Software Systems Limited, as amended by Amendment #1 thereto effective July 15, 2013.

2.6.                            “AMC” means Amdocs Monitoring & Control.

2.7.                            “Applicable Laws” means, as to any Person, all United States or foreign laws (including, but not limited to, any environmental laws), treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, provincial, county,

Appendix A (MSOWMS)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

municipal, regional, environmental or other governmental entity, instrumentality, agency, authority, court or other body (i) applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or (ii) having jurisdiction over all or any part of any Service provided or the Services to be performed pursuant to the terms of this MSOWMS to the extent applicable to Provider as the provider of Services.

2.8.                            “Approved Pass-Through Charges” has the meaning set forth in Schedule C.

2.9.                            “Approved Subcontractors” means the entities listed in Appendix E.

2.10.                     “Assumption Directive” has the meaning set forth in Section 5.4 of Schedule A to the MSOWMS.

2.11.                     “At-Risk Amount” has the meaning set forth in Schedule B.

2.12.                     “Billing Analysis” means the function that supports Revenue Assurance and billing management teams in conducting timely and accurate issue analytics.

2.13.                     “Billing Operations” means the function that supports and manages production of timely and accurate bills for USCC’s customers in multiple formats.

2.14.                     “BPT” means Business Parameter Tables.

2.15.                     “Business Day” means any weekday other than a day designated as a holiday under the applicable USCC holiday schedule.

2.16.                     “B/OSS Solution” or “TOPS” means (a) the Core Product; (b) capabilities of the Core Product achieved through configuration of parameters or functionality based on capabilities inherent in the code of the Core Product; (c) capabilities achieved by adding customized code on top of the Core Product or performing changes to such customized code using standard product toolkits, and (d) the interfaces to and from the aforementioned components, including, but not limited to, integrations with USCC’s legacy systems and third-party providers (such as USCC’s print vendor, payment processors, commissions, collections and financial systems) in accordance with interface design documents agreed upon by the parties.

2.17.                     “Change Analysis” has the meaning set forth in Appendix F.

2.18.                     “Change Control Procedures” has the meaning set forth in Appendix F.

2.19.                     “Change Order” has the meaning set forth in Appendix F.

2.20.                     “Change in Control” of a Person means any change (resulting from a single transaction or series of related transactions) in the legal, beneficial, or equitable ownership, direct or indirect, such that control of that Person is no longer with the same Person or Persons as on the Effective Date, or the transfer of all or any substantial portion of that Person’s business and assets.

2.21.                     “Commencement Date” means start date that Services for any Managed Services Statement of Work begin.

2.22.                     “Confidential Information” has the meaning set forth in Section 1.2 of the Agreement.

2.23.                     “Contract Year” means one of the consecutive 12-month periods during the Term of a relevant Managed Services Statement of Work, starting on the Commencement Date of such Managed Services Statement of Work or on any of the anniversaries of such Managed Services Statement of Work.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.24.                     “Core Product” means (a) the object code form of Amdocs’ proprietary generic software products and modules that are licensed by Amdocs to USCC pursuant to and as specifically listed in License Orders; (b) the software products from third parties for which Amdocs obtained the license for and/or on behalf of USCC including, without limitation, MicroTelecom proprietary software products licensed by Amdocs to USCC in accordance with License Order No. 1 dated August 17, 2010; and (c) any modifications to the foregoing made by Amdocs pursuant to the Maintenance Orders.

2.25.                     “Daily Maintenance Window” means the time period commencing at 1:00 am U.S. Central time and ending at 5:00 am U.S. Central time.

2.26.                     “Data Security Incident” has the meaning set forth in Section 1.9 of the Agreement.

2.27.                     “Data Source” has the meaning set forth in Schedule B.

2.28.                     “Defect Management” means the function that triages, tracks and manages defects, and oversees defect management.

2.29.                     “Deliverable” has the meaning set forth in the Agreement.

2.30.                     “Disaster Recovery Plan” or “DRP” has the meaning set forth in Schedule E.

2.31.                     “Displaced Personnel Activities” has the meaning set forth in Section 2.1(b) of the MSOWMS.

2.32.                     “Dispute” has the meaning set forth in Schedule D.

2.33.                     “Documentation Standards” has the meaning set forth in Section 2.7(c) of the MSOWMS.

2.34.                     “Early Termination Fees” has the meaning set forth in Schedule C.

2.35.                     “Emergency Change” has the meaning set forth in Appendix F.

2.36.                     “EPC” means Enterprise Product Catalog.

2.37.                     “Escalations” means the function that handles escalations and manages appropriate resolutions of escalated incidents.

2.38.                     “Equipment” means the computer, telecommunications equipment, and Facility-related hardware, equipment, and peripherals (including without limitation cables, wiring, conduit, fixtures, etc.) (a) owned or leased by USCC or Provider or (b) used by either USCC or Provider in conjunction with the Services.

2.39.                     “Equipment Leases” means all leasing arrangements whereby USCC or its Affiliates leases Equipment as of the Commencement Date, which will be used by Provider to perform the Services after the Commencement Date.

2.40.                     “Exit Criteria” has the meaning set forth Section 3.3 of Schedule A to the MSOWMS.

2.41.                     “Expiring Services” means Services  that Provider ceases to provide in connection with any expiration or termination of a Managed Services Statement of Work.

2.42.                     “Expiring Services Termination Date” means the date on which Provider ceases to perform the Expiring Services.

2.43.                     “Facilities” has the meaning specified in Section 5.3 of MSOWMS.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.44.                     “Fees” means collectively the Service Fees and Approved Pass-Through Charges as more fully specified in Schedule C.

2.45.                     “Formula” has the meaning set forth in Schedule B.

2.46.                     “Freeze Requirements” means the requirements that may not be changed unless written permission for any requested change is obtained from USCC.

2.47.                     “FTE” means Full Time Equivalent.

2.48.                     “General Support Services” has the meaning set forth in an applicable Managed Services Statement of Work.

2.49.                     “Hot Fix” means source code and/or data/configuration change(s) in the B/OSS Solution applied to an environment.

2.50.                     “Industry Standard” has the meaning set forth in Section 4 of Exhibit G to the Agreement.

2.51.                     “Inflight Documentation Request” has the meaning set forth in Section 8.2(e)(i) of the MSOWMS.

2.52.                     “Internal Purposes” means all internal purposes including testing, development, and processing on multiple workstations and at multiple sites. Internal Purposes of USCC also includes the provisions of data processing services to current and future USCC Affiliates.

2.53.                     “Issue Management” means the function that tracks and manages production issues with oversight of the issue management process.

2.54.                     “Key Performance Indicator” or “KPI” has the meaning set forth in Schedule B.

2.55.                     “Key Persons” has the meaning set forth in Section 3.1 of the MSOWMS.

2.56.                     “Level 1 Dispute” has the meaning set forth in Schedule D.

2.57.                     “Level 2 Dispute” has the meaning set forth in Schedule D.

2.58.                     “Level 3 Dispute” has the meaning set forth in Schedule D.

2.59.                     “Level 4 Dispute” has the meaning set forth in Schedule D.

2.60.                     “License Orders” are the License Orders entered into between Provider and USCC under and pursuant to the terms of the SLMA, as such License Orders may be amended from time to time.

2.61.                    “Maintenance Orders” means the Maintenance Orders entered into between Provider and USCC under and pursuant to the terms of the SLMA, as such Maintenance Orders may be amended from time to time.

2.62.                     “Managed Services” means those Services provided by Provider under the terms of the MSOWMS or any Managed Services Statement of Work entered into by the parties pursuant to the terms of the MSOWMS. For the avoidance of doubt, all Managed Services shall be Services under the terms of the Agreement. For further avoidance of doubt, any reference to “Services” in the MSOWMS or any Managed Services Statement of Work shall be a reference to “Managed Services” and not to other Services that may be provided by Provider pursuant to any Statement of Work under the Agreement other than the MSOWMS or a Managed Services Statement of Work under the MSOWMS.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.63.                     “Managed Services Statement of Work” or “MSSOW” has the meaning set forth in Section 1.1 of the MSOWMS.

2.64.                     “Mass Order” means two or more orders submitted together to execute generally similar requests.

2.65.                     “Master Statement of Work for Managed Services” or “MSOWMS” means the document to which this Appendix A is attached, including all attachments, Appendices, Exhibits, and Schedules thereto.

2.66.                     “Measurement Period” has the meaning set forth in Schedule B.

2.67.                     “MSOWMS Effective Date” has the meaning specified in the introduction to the MSOWMS.

2.68.                     “Non-Satisfied Exit Criteria” has the meaning set forth in Section 5.2 of Schedule A to the MSOWMS.

2.69.                     “Non-Satisfied Notice” has the meaning set forth in Section 5.2 of Schedule A to the MSOWMS.

2.70.                     “Notice of Non-Receipt” has the meaning set forth in Section 5.3 of Schedule A to the MSOWMS.

2.71.                     “Ongoing Tools” has the meaning set forth in Section 8.2(a) of the MSOWMS.

2.72.                     “Order Management System” or “OMS” means, as the context requires:  (a) the module of Amdocs Customer Management previously known as “Amdocs Ordering” that is licensed by Amdocs to USCC in accordance with the License Orders (as may be modified by Amdocs pursuant to the Maintenance Orders); (b) the interconnected grouping of manual and electronic processes within the B/OSS Solution that utilize and/or are built around such module; and/or (c) the functional area (including personnel resources) that manages the service order lifecycle and helps fulfill complex and bundled orders by ensuring that the proper sequence of related interdependent tasks is successfully completed.

2.73.                     “Pass-Through Charges” has the meaning set forth in Section 1.4 of Schedule C.

2.74.                     “Pending Exit Criteria” has the meaning set forth in Section 5.4 of Schedule A to the MSOWMS.

2.75.                     “Performance Requirements” has the meaning set forth in Schedule B.

2.76.                     “Person” means any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, or other legal person or legally constituted entity of any kind.

2.77.                    “Post-Assumption Plan” has the meaning set forth in Section 5.4 of Schedule A to the MSOWMS.

2.78.                     “Product Tools” are those Ongoing Tools identified as “Product Tools” in an attachment to an MSSOW.

2.79.                     “Production Environment” means the hardware, middleware and operating system software that USCC utilizes in order to make commercial use of the B/OSS Solution in connection with the provision of services, billing for such services and customer care and relationship management for USCC’s customers.

2.80.                     “Proposal” has the meaning set forth in Appendix F.

2.81.                     “Provider Personnel” means employees, representatives, contractors, Subcontractors, and agents of Provider and its Subcontractors.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.82.                     “Provider Service Locations” are those Service Locations of Provider identified as “Provider Service Locations” in Schedule F of the MSOWMS or an attachment to an MSSOW.

2.83.                     “Remedy” means the BMC software incident management tool implemented and used by USCC to create, log, route and escalate support tickets.

2.84.                     “Remedy Ticket” means an incident ticket within Remedy.

2.85.                     “Resource Unit” means the unit of Services which is attributable to a specified Resource Unit Rate. For example, if a Resource Unit Rate exists and is defined as being charged “per FTE hour” the Resource Unit applicable to such Resource Unit Rate will be one (1) FTE hour.

2.86.                     “Resource Unit Rate” means the Service Fees chargeable by Provider to USCC for one Resource Unit.

2.87.                     “Request” has the meaning set forth in Appendix F.

2.88.                     “Required Consents” means the consents (if any) required to be obtained: (i) to assign or transfer to Provider USCC licensed Third Party Software, Third Party Contracts or Equipment Leases (including related warranties); (ii) to grant Provider the right to use and/or access the USCC licensed Third Party Software in connection with providing the Services; (iii) to grant USCC and its Affiliates the right to use and/or access the software owned b Provider, Third Party Software and Equipment acquired, operated, supported, used, or required to be used by Provider in connection with providing the Services; (iv) to assign or transfer to USCC, its Affiliates or their designee(s) any Covered Work Product, (v) to assign or transfer to USCC, its Affiliates or their designee(s) Provider owned software, Third Party Software, Third Party Contracts, Equipment Leases or other rights following the Term to the extent provided in this MSOWMS; and (vi) all other consents required from third parties in connection with Provider’s provision of the Services or performance of its obligations hereunder.

2.89.                     “Revenue Assurance” means the function that is responsible for issues related to billing and revenue collection.

2.90.                     “RTO” means Recovery Time Objective.

2.91.                     “RVR” means Revenue Variance Report.

2.92.                     “Satisfied Notice” has the meaning set forth in Section 5.2 of Schedule A to the MSOWMS.

2.93.                     “Service Fees” has the meaning set forth in Schedule C.

2.94.                     “Service Level”  or “SLA” means the specific performance metrics measuring the quality, efficiency or other metric regarding Provider’s performance of the Services, as set forth in Schedule B to the MSOWMS.

2.95.                     “Service Level Components” has the meaning set forth in Schedule B.

2.96.                     “Service Level Credit” has the meaning set forth in Schedule B.

2.97.                     “Service Level Default” has the meaning set forth in Schedule B.

2.98.                     “Service Level Measurement” has the meaning set forth in Schedule B.

2.99.                     “Service Level Target” has the meaning set forth in Schedule B.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.100.              “Service Location” shall mean an approved location from which Provider may provide Services as identified in a Schedule to the MSOWMS or in an applicable MSSOW.

2.101.              “Service Tools” are those Ongoing Tools identified as “Service Tools” in an attachment to an MSSOW.

2.102.              “Services” means all the services to be provided by Provider hereunder.

2.103.              “SLMA” or “Software License and Maintenance Agreement” means the August 17, 2010 Software License and Maintenance Agreement by and between USCC Services, LLC (successor-in-interest to United States Cellular Corporation) and Amdocs Software Systems Limited.

2.104.              “SME Change” has the meaning set forth in Section 3.1(g) of the MSOWMS.

2.105.              “Subcontractor” means each Affiliate of Provider and each third party with which Provider or another subcontractor of Provider (of any tier) has entered into a contract to perform for Provider in connection with Provider’s delivery of Services under the MSOWMS or any Managed Services Statement of Work.

2.106.              “System” means an interconnected grouping of manual or electronic processes, including Equipment, software and associated attachments, features, accessories, peripherals and cabling, and all additions, modifications, substitutions, upgrades or enhancements to such System, to the extent a Party has financial or operational responsibility for such System or System components hereunder.  System shall include all Systems in use or required to be used as of the Commencement Date, all additions, modifications, substitutions, upgrades or enhancements to such Systems and all Systems installed or developed by or for USCC, its Affiliates or Provider following the Commencement Date.

2.107.              “Termination Assistance Commencement Date” has the meaning set forth in Section 11.5(b) of the MSOWMS.

2.108.              “Termination Assistance Period” has the meaning set forth in Section 11.5(b) of the MSOWMS.

2.109.              “Termination Assistance Services” has the meaning set forth in Section 11.5(a) of the MSOWMS.

2.110.              “Third-Party Contractor” means a third party engaged on an outsourcing or similar basis to provide services to the engaging party.

2.111.              “Third-Party Contracts” means all agreements between third parties and USCC that are relevant to the Services.

2.112.             “Third-Party Materials” has the meaning specified in Section 8.1 of the MSOWMS.

2.113.              “Third-Party Software” means all computer software licensed by either USCC or Provider in connection with the Services and Deliverables from parties not affiliated with USCC or Provider.

2.114.              “Transition Fees” has the meaning set forth in Schedule C.

2.115.              “Transition Milestone” means any activity or Deliverable required to be completed pursuant to the Transition Plan for which a date or time for completion is specified.

2.116.              “Transition Plan” has the meaning set forth in Schedule A to the MSOWMS.

2.117.              “Transition Services” has the meaning set forth in Section 2.3 of the MSOWMS.

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2.118.              “Transitioned Employees” means USCC employees whose roles with USCC are eliminated as a result of USCC entering into this MSOWMS or a Managed Services Statement of Work thereunder and who are hired by or transitioned to Provider pursuant to the terms of an applicable MSSOW.

2.119.              “Usage Acquisition” means the function of acquiring, formatting and rating/rerating usage records.

2.120.              “USCC Competitor” means those Persons listed on Appendix B.

2.121.              “USCC Data” shall mean, in or on any media or form of any kind: (a) all data or summarized data related to USCC, and all data indexing such data, including data that is in USCC’s databases or otherwise in USCC’s possession on the Commencement Date or at any time from such date through the last day of the Term; and (b) all other USCC records, data, files, input materials, processed data, reports and forms that may be received, computed, developed, used, or stored by Provider, or by any of Provider’s Subcontractors, for USCC in the performance of the Services.

2.122.              “USCC Facilities” has the meaning specified in Section 5.3 of MSOWMS.

2.123.              “USCC Functions” has the meaning specified in Section 5.1 of MSOWMS.

2.124.              “USCC Personnel” means employees, representatives, subcontractors, and agents of USCC and its subcontractors.

2.125.              “USCC Service Locations” are those Service Locations of USCC identified as “USCC Service Locations” in Schedule F of the MSOWMS or an attachment to an MSSOW.

2.126.              “USCC Termination for Cause” has the meaning set forth in Section 11.2(a) of the MSOWMS.

2.127.              “WARN Act” has the meaning set forth in Section 3.2 of the MSOWMS.

2.128.              “Weighting Factor” has the meaning set forth in Schedule B.

2.129.              “Work Product” means tangible and intangible work product, ideas, concepts, know-how and information and the writings in which any of the same are fixed (including, without limitation, all reports, computer software systems, routines, data models, technical data, processes, designs, code and documentation and systems, concepts and business information) and all proprietary rights (including, without limitation, rights under patent, copyright, trade secret and other similar laws) therein.

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APPENDIX B

USCC Competitors

For purposes of this MSOWMS, “USCC Competitors” are the following companies (including their operating affiliates, successors and assigns):

1.                                      AT&T Mobility LLC

2.                                      Cellco Partnership (Verizon Wireless)

3.                                      Sprint Communications, Inc.

4.                                      T-Mobile International AG

On an annual basis, USCC may submit to Amdocs in writing updates to the foregoing list which shall be deemed to be incorporated herein upon Amdocs’ written approval, which will not be unreasonably withheld.

Appendix B (MSOWMS)

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APPENDIX C

USCC Policies

1.                                      Information Security

Information is a vital asset, and its loss or compromise may severely impact USCC’s ability to conduct business. Amdocs must protect the confidentiality, integrity, and availability of USCC’s information assets to ensure USCC’s secure business operations as well as to comply with applicable regulatory and contractual requirements. USCC information assets include information resources in any form, whether stored on media (e.g., paper, tape or CD) or computing equipment or transmitted electronically. USCC information assets also include information resources under contract or license.

1.1.                            Unattended Equipment/Lock Out.  Unattended equipment requires protection from unauthorized access when left for any period of time. Amdocs associates are responsible for securing unattended equipment. The Unattended User Equipment portion of this policy creates the following requirements:  (a) Users must terminate active sessions (log out) when work is complete; and (b) Users must secure sessions by locking systems, workstations and other computing resources when not in use and/or before leaving the area. Systems and workstations that cannot be locked must be logged out.

1.2.                            User Accounts and Credentials.  Amdocs associates are personally responsible for the use of all user IDs and passwords assigned to them.  It is essential to protect these credentials from being compromised as part of this Policy. Security Operations shall implement and administer User IDs and passwords. Users must not share their passwords with anyone, including administrative assistants and Leaders. Users must change their password immediately if they suspect their password has been disclosed to others and report the event to their Leader. If appropriate, the user’s Leader must report the event through USCC’s Incident Response process. Accounts shall be assigned to an individual. Shared and generic accounts are prohibited and any exceptions must be approved by the Security Working Group and include business justification and compensating controls.

2.                                      Access Control

2.1.                            General.  This policy specifies a common set of requirements to provide associates and other users’ access to the computing resources and information they need in order to carry-out their job responsibilities.  Access to USCC computing resources and information assets computing resources is given through the establishment of a unique account and password in accordance with account request procedures.  Access to confidential information is limited to authorized persons whose job responsibilities require it, as determined by an appropriate approval process, and to those authorized to have access by state or federal law.  Amdocs users are expected to become familiar with and abide by USCC policies, standards and guidelines for appropriate and acceptable use of networks and systems; all users will have access to expectations, knowledge, and skills related to information security.  Every user must maintain the confidentiality of information assets even if technical security mechanisms fail or are absent.

2.2.                            Terminated Users.

(a)                                 Access rights for Amdocs associates that have access to USCC systems need to be managed appropriately at the end of employment or assignment. The access rights to be managed include the following but are not limited to:  (i) access to USCC systems and information; (ii) access keys and cards (such as building cards, physical cabinet keys, etc.); and (iii) items that identify the user as a contractor of USCC.

Appendix C (MSOWMS)

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(b)                                 The Amdocs’ user’s immediate leader or manager must manage the removal of access rights, and must follow these requirements:  (i) contact the IS Support Center upon an involuntary separation of employment action; (ii) notify the IS Support Center of the separation to initiate the revocation of a user’s access rights to USCC systems and information; (iii) revoke the user’s access rights to USCC systems and information upon the resignation of an employee, contractor or third-party user of USCC information processing systems; (iv) remove remote access capabilities upon actual separation; (v) revoke the user access rights including the modification of any active passwords known by the user.

3.                                      Change Management

3.1.                            General.  Change Management is the process responsible for ensuring that:  (a) standardized methods and procedures are used for efficient and prompt handling of all Changes; (b) all changes to service assets and configuration items are recorded in the Configuration Management System; and (c) overall business risk is minimized.

3.2.                            Applicability.

(a)                                 This policy sets out USCC’s procedures for the governance of the proper handling of all changes (infrastructure and application) applied against local, network, remote hardware, application, production environments, facilities and operating procedures, including but not limited to security patches and any software modifications and enforce the proper handling of all changes according to ITIL best practices and the IS Change Management process. It provides the high level procedures used to facilitate, manage and track production changes while minimizing the risk of disruption to business operations, customer service and frontline associates.

(b)                                 Amdocs must follow USCC’s Change Management process when implementing changes to USCC’s systems.  All Amdocs staff, including contractors and third-party Managed Service Providers (each an “MSP”), who are involved in the initiation, review, approval, or execution of changes must comply with the guidelines stated in this policy.  All Amdocs management, having staff that is involved (or indirectly involved) in the Change Management process, must enforce compliance with the process.

(c)                                  All changes that have a direct or indirect impact on all or part of a service asset or configuration item are subject to formal Change Management:

(i)                                     Introduction of a new system or process including dependent documentation or procedures.

(ii)                                  Implementation of security patches and software modifications.

(iii)                               Alteration to the functionality or configuration of a service and/or configuration item including changes to documentation or procedures.

(iv)                              Alteration to the standard sequence of events in the production environment (e.g., modification of batch jobs that run in sequence).

(v)                                 Modification of production data in an ad-hoc fashion (e.g., sql scripts).

(vi)                              Removal of authorized and/or supported services including any dependent service components.

(vii)                           Requires a service to be unavailable or degraded during service hours.

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(viii)                        Requires an update to the Configuration Management System (CMS).

(ix)                              Facility changes related to Data Center, Retail Stores, Business Offices and Call Centers.

(d)                                 All requests for changes (application/infrastructure) must be entered into the SMART (Remedy) tool.

3.3.                            Roles and Responsibilities.  The descriptions below are phrased as though there is a single individual responsible for and executing each role. In practice, some individuals may carry out a number of roles, and some roles may be carried out by more than one individual.

(a)                                 Change Advisory Board.  While the Change Management team makes the process happen, the decision authority is the Change Advisory Board. The CAB is the forum where changes are discussed, reviewed and recommended for approval. The CAB will be comprised of representatives who together have a clear understanding of the business needs as well as the technical development and support requirements of the change.  The CAB will:  (i) validate/verify impact of changes on the business, services and systems; (ii) validate/verify impact and resource assessment of changes; (iii) finalize scheduling of changes; (iv) evaluate quality of expedited/emergency changes; (v) recommend the approval or rejection of changes; (vi) provide advice on quality of completed changes; and (vii) determine communication needs.

(b)                                 Change Master.  The Change Master owns this process and is the individual(s) responsible for authorizing all changes.  The Change Master (i) oversees the proper execution of the Change Management process; (ii) reviews the risk and impact analyses to ensure that these have been performed thoroughly; (iii) ensures that appropriate actions have been planned to minimize both the risk of failure and the impact on customers during change implementation; (iv) ensures that the timing of implementations does not conflict with other planned changes or event; (v) chairs all CAB and ECAB meetings; (vi) determines CAB and ECAB agendas; (vii) confers with Release Managers regarding release-related changes; (viii) acts as single-point-of-contact for project-related changes; (ix) documents and reports on unauthorized changes; (x) responds to questions regarding change management policy and process; (xi) provides change management reporting; (xii) performs periodic process audits; (xiii) assists in managing changes to configuration items (CIs); (xiv) produces management information and communicates the benefits of change management; (xv) ensures all concerned are aware of planned changes; (xvi) ensures that impact analyses are carried out before authorization; and (xvii) ensures the best use of change management tools and technology.

(c)                                  Change Coordinator.  The Change Coordinator is the individual primarily responsible for documenting the request for change and may also be the primary individual implementing the change.  The Change Coordinator (i) creates change records as needed to handle change requests; (ii) coordinates development of implementation, training, communication, testing, and back-out plans; (iii) oversees changes involving tasks assigned to multiple groups; (iv) create relationship with the CIs (Operational Configuration Item); (v) coordinates with the change coordinator of each group to ensure the group and assigned Specialists are meeting their obligations; (vi) acts as the escalation point for all issues regarding the change; (vii) assesses change requests that originated from Incident Management, Problem Management, and other related processes; (viii) distributes work orders to individual team members for impact, risk and priority assessment; (ix) validates completeness of change requests; (x) routes change requests to appropriate approval authorities; (xi) facilitates and tracks change requests through to completion; (xii) reports on and communicates status of change requests; (xiii) records decisions about change requests; (xiv) schedules changes; (xv) validates

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completeness of change record and documentation prior to closure; and (xvi) closes changes.

(d)                                 Change Manager.  The Change Manager is the individual who is responsible for the technical integrity of the change and ensuring that all changes are processed in a timely manner and deadlines are met.  The Change Manager (i) assists the Change Coordinator with the technical details for the change; (ii) reviews and approves change requests; (iii) ensures all change management requirements and supporting documentation are fulfilled and accurate including, without limitation, the following:  (A) Priority, Category, Impact, Risk, Cost, Benefit, and Quality of change; (B) Resource Requirements; (C) Business Requirements; (D) Test Plans; (E) Training Plans; (F) Communication Plans; (G) Implementation Plans; (H) Post-install Validation Test Plans; and (I) Back-out Plans.

(e)                                  Change Approver.  The Change Approver is the individual (Business/User) who is responsible for the change from a business and/or support/resource perspective.  The Change Approver (i) reviews and approves change requests for benefits, schedule, impact, and risk; (ii) ensures that change activities are coordinated properly within groups to maximize consolidation of related requests; (iii) ensures that the business justification is clear and the change is meaningful; (iv) ensures that the proper technical staff is assigned to the change; and (v) ensures all change management requirements and supporting documentation are fulfilled.

(f)                                   Change Initiator/Requestor.  The Change Initiator/Requestor is the individual requesting an amendment, enhancement, upgrade, or repair to a production environment.  The Change Initiator/Requestor (i) requests service and infrastructure changes on behalf of the business or technology team; (ii) ensures change meets business and design requirements; and (iii) shares responsibility with the change coordinator to monitor and facilitate changes through the end.

3.4.                            Change Types.  Within the Change Management process there are several change types:

(a)                                 Normal.  A normal change is a change that is NOT an emergency. It can be planned, scheduled and approved through the full Change Management lifecycle. All requirements must be met along with supporting documentation (Install and Test Plan). They are normally in response to business or user requests. Can be to fix faults from Incident or Problem, upgrade for preventive maintenance or to introduce new applications/systems. This type of change is reviewed by Change Management and approved by the CAB.

(b)                                 Emergency.  An emergency change is a change that must be implemented immediately to restore services or to avert/mitigate a service affecting incident and avoid an outage. This type of change cannot wait to be reviewed/approved in the following CAB meeting. This type of change is approved by the Change Manager and reviewed post mortem in the following CAB meeting.

(c)                                  Standard.  A standard change is an approved routine change. This type of change has pre-approval from Change Management and follows a pre-defined set of requirements. It follows an established implementation plan and has been successfully implemented several times through the Normal change process. This type of change is approved by the Change Master and not by the CAB in the meeting.

(d)                                 Operational.  An operational change is made pursuant to a change request that needs to occur on a predefined basis to support daily/monthly operations of our production systems, or to help trouble shoot active production issue triage efforts.  These work efforts are isolated to a single I/S functional team to complete, pose no impact to front

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line associates or customers, and have very predictable results.  These types of changes are not performed via a SMART Change ticket, nor require CAB or ECAB visibility or approval.

3.5.                            Impact; Urgency; Priority; Risk Level.  By determining the impact, urgency, priority and risk level that is being introduced by the change, the Change Management team and the CAB have the needed information to help assess the change.

Change Property Definitions

Impact	A measure of the effect a change will have on the business. 1 — Extensive 2 — Significant 3 — Moderate 4 - Minor
Urgency	A measure of how long it will be until there is significant impact to the business if the change is not implemented. 1 — Critical 2 — High 3 — Medium 4 - Low
Priority	A property used to identify the relative importance of the change to the organization based on urgency and impact. Critical High Medium Low
Risk Level	A measure associated with the probability of change failure. The range of risk runs from Risk Level 5 (the highest risk) to Risk Level 1 (the lowest risk).

3.6.                            Approvals.  Depending on the change type will determine the level of approvals required. All changes types except Standard require Change Manager approval. Approvals are captured within the tool or if unable to approve online approval can be emailed and pasted within the change request as a work detail record.

(a)                                 Change Manager — review the change from a technical perspective. Ensure that the change is technically sound and meets all standards.

(b)                                 Business — review the change from a business perspective.  Ensure the change meets the desired business requirements and that end users are aware of and prepared for the change.

(c)                                  IS Owner — review the change when the work is modifying a system/application that is supported by another team or when performing a change in a Data Center. Can also be required when calling for additional resources from other teams to implement and perform tasks.

3.7.                            CAB Meeting.  Daily meeting where the CAB members, along with the Change Masters, SMEs, Change Coordinators, and business partners come together to review and approve Normal changes and do a review of all Emergency changes. Members are expected to have technical and/or business knowledge which is needed in order to properly evaluate and assess change requests. Outputs include the following:

(a)                                 Agenda — (CAB review report) list of normal changes up for CAB review and emergency changes that have been implemented following the previous CAB meeting.

(b)                                 FSC — (Forward schedule of change) list of changes that have approved by the CAB and Change Master/Admin.

(c)                                  Third-Party Notification — email communication for unavailability of the TOPS systems due to approved changes to be deployed in USCC’s nightly maintenance window.

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3.8.                            Normal Changes.

(a)                                 Planning a Normal Change.  Depending on the complexity and scope of the change, typical work products may include business requirements (e.g., use case models, functional process models, conceptual data models); design requirements (e.g., data flow models, logical data models, high-level architectural diagrams); build plan; test plan; training plan; communication plan; and an install plan comprising an implementation plan, validation plan and back-out plan.  Attach all work details to the change record. At a minimum, the install plan and test plan must be attached.  Attach other plans as appropriate for the change.  The following plans can be refined and updated until the change is approved:

(i)                                     The Build Plan.  The build plan should include the steps required to build and configure the change. The plan should conform to all business and design requirements.

(ii)                                  The Test Plan.  The Test Plan should describe how the change will be verified in pre-production environments and/or development environments. The plan can include the following types of testing (if applicable):  (A) Unit testing, (B) Integration testing, (C) System testing, (D) Regression testing, (E) Performance testing, (F) Stress testing, (G) Security testing, and (H) User acceptance testing.  Testing information should be as detailed as possible and if applicable. Details should include the name of the development environments, name of tester and date of testing. When applicable, test condition documents should be attached to the change record. It should include expected results and actual results.  For any custom code changes to our internally developed applications, testing shall be conducted for regulatory requirements, as follows:  (I) testing environments shall be separated from the development environments; (II) testing and development functions shall be separated from production functions; (III) production data in its original form shall not be used for testing, and in the case of PCI, no live PAN data shall be used for testing at all; and (IV) test data and accounts shall be removed prior to any porting to production.

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(iii)                               The Training Plan.  The Training Plan, if necessary, can include the following:  (A) course offerings, (B) course schedule, and (C) course syllabuses.

(iv)                              The Communication Plan. The Communication Plan should include the appropriate communications and key meetings that should take place prior to, during, and after the change is implemented. For each communication, determine the following: (A) message/purpose; (B) message objectives; (C) vehicle (e.g., meeting, email, training, etc.); (D) method (e.g., presentation, hands-on, forum, etc.); (E) audience; (F) timing/frequency; (G) sender/messenger; and (H) author.

(v)                                 The Install Plan — Implementation Plan.  The Implementation Plan should include the steps required to implement the change within QA and/or production. If multiple implementers and/or groups are involved, ensure each party knows and accepts their part of the plan and that all dependencies are identified. The plan should also include the time required to implement the change as well as the time required to validate and back-out the change.

(vi)                              The Install Plan — Validation Plan.  The Validation Plan should include the steps required to validate the change once it is implemented. The plan can include any combination of systems and user acceptance testing depending on the scope and complexity of the change.

(vii)                           The Install Plan — Back-Out Plan.  The Back-Out Plan should include the steps required to back-out the change should it fail. Steps should include list of tasks required for undoing the returning it back to previous state. Scheduled end time should include the time needed to back out of the change.

(b)                                 Submitting a Normal Change.  All changes to production must be entered into the SMART (Remedy) tool. You can create a ticket and enter it for visibility until it is completely ready to submit or completely plan your change and submit. See the workflow process image above for more details.  All required information must be entered before submitting; a detailed description of the change is expected. Changes must have proper approvals and meet the deadline for submitting in order to be reviewed in the CAB meeting.  Once in the Change Management queue, changes are reviewed, verified and assessed. If the change is minor, low risk and perhaps implemented successfully in the past the Change Master may approve it. If so, the change is not reviewed in the CAB meeting and CAB approval is not requested. All other Normal changes will be in queue for the CAB Meeting. Change coordinators will receive a meeting invite.

Meeting Day: Daily

Meeting Time: [***] (Subject to change, see the IS Change Administrator for recent information)

Submission Deadline: [***]

Attendees: CAB, Change Masters, Change Coordinators, business partners (SMEs or external resources may join as needed)

Agenda: Review of Normal Changes (TOPS and Legacy)

(c)                                  Completion/Closure of a Normal Change.  Immediately upon completing the change, the change coordinator is responsible for closing out the change to its final stage, CLOSED. The purpose of this is to compare actual results with expected results.  Prior to closing

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the change, any remaining workflow tasks that are still open will need their status changed to “Completed” or “Cancelled.”  Select from the following selection to close your change request:  (A) Cancelled, (B) Rejected, (C) Implemented — Successfully, (D) Implemented — Partially, (E) Implemented — with Issues, (F) Implemented — but Exceeded Window, (G) Implemented — Failed (not backed- out), and (H) Backed-out — Failed.

3.9.                            Emergency Changes.

(a)                                 General.  Emergency changes should only be considered when it is impossible to schedule a Normal change or there is an unavoidable risk to the production environment if the change is not performed.  Questions to ask include:

•                                          Impact of change to business operations? Impact to other systems, applications, and services? Impact of not doing the change?

•                                          Have the implementation tasks been accessed from a technical perspective? By a SME?

•                                          Ability to test prior to implementation?

•                                          Was Incident Management informed? Business partners?

•                                          Have workarounds been considered?.

Emergency changes can be driven and generated from different channels. It can be from a Severity 1, a break and fix and an “about to break”.  Break/fixes can be hardware and software failures which cause production servers to restart/reboot. This type of change must be implemented immediately to restore productions systems and minimize impact to customer service/frontline associates. If related to a severity the Change Master/Admin is not available to handle emergency changes, the Incident Manager on duty will act as Change Master/Admin. The Incident Manager will communicate Emergency Changes via

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the Incident escalation and notification procedure.  A change record does not need to be created at this time, but an incident record should exist.  If time allows submit a request prior to implementation.  The emergency change can be verbally reviewed and authorized.  Follow-up with creation of the change record along with Change Manager approval and any supporting documentation after service has been restored.

(b)                                 Submitting an Emergency Change.  All emergency changes to production must be entered into the SMART (Remedy) tool. There are two types of emergency changes: (i) short-notice Emergency changes; and (ii) post-review Emergency changes due to system restoration. The workflow process image in this Section 3.9 of this Schedule C provides more details.  All required information (including a detailed description of the Emergency change) must be entered before submission of an Emergency change. Short-notice Emergency changes must have proper approvals and meet the deadline for submission in order to be reviewed in the CAB meeting and require full CAB support for implementation approval.  Post-review Emergency changes must be fully-documented and have proper approvals and meet the deadline for submission in order to be reviewed in the CAB meeting on the day after the implementation.  All Emergency changes are queued up for the first CAB meeting immediately following submission of the applicable Emergency change.

Meeting Day: Daily

Meeting Time: [***] (Subject to change, see the IS Change Administrator for recent information)

Submission Deadline: [***] (Short-notice Emergency changes that are not submitted by this deadline will be treated as exceptions in the CAB meetings and therefore will require complete business impact, risk and approval justifications.)

Attendees: CAB, Change Masters, Change Coordinators, business partners (SMEs or external resources may join as needed)

Agenda: Review of Emergency Changes (TOPS and Legacy)

(c)                                  On-Call Support.  Emergency change requests originating after hours (i.e., after each daily CAB meeting) will adhere to an exception process for governance.  Prior to commencing the work to implement any such requested Emergency changes, Change Management will convene the required resources for review and approval.

(d)                                 Completion/Closure of an Emergency Change.  Immediately upon completing the change, the change coordinator is responsible for closing out the change to its final stage, CLOSED. The purpose of this is to compare actual results with expected results. Prior to closing the change, any remaining workflow tasks that are still open will need their status changed to “Completed” or “Cancelled.”  Select from the following selection to close your change request:  (A) Cancelled, (B) Rejected, (C) Implemented — Successfully, (D) Implemented — Partially, (E) Implemented — with Issues, (F) Implemented — but Exceeded Window, (G) Implemented — Failed (not backed- out), and (H) Backed-out — Failed.

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3.10.                     Standard Changes.

(a)                                 Submitting a Standard Change.  Standard changes are an accepted and documented solution to a pre-defined set of requirements, follow an established implementation path and have been deployed successfully in the past. It is a recurring change that does not require the coordination of complex activities from multiple teams for deployment. It is a low impact and low risk change.  All standard changes (Infrastructure and Application) must be entered into the SMART (Remedy) tool. Standard templates have already been created by the Change Master and change coordinators just need to select from the list of templates.  All required information must be entered before submitting. Standard changes templates will populate most fields however the change coordinator is still responsible for ensuring that all the information is accurate and up to date.  A change must be submitted at least [***] hours before scheduled start date/time.  A change request must first be approved by the Change Master before deployment can begin.  No additional change approvals are required.  Standard Change templates must be approved by the Change Management team, or the CAB (local or enterprise) prior to utilizing.  Any execution of a Standard Change resulting in Incidents will require the Standard Change to be re-evaluated and re-approved by the CAB.

(b)                                 Completion/Closure of a Standard Change.  Immediately upon completing the change, the change coordinator is responsible for closing out the change to its final stage, CLOSED. The purpose of this is to compare actual results with expected results. Prior to closing the change, any remaining workflow tasks that are still open will need their status changed to “Completed” or “Cancelled.”  Select from the following selection to close your change request:  (A) Cancelled, (B) Rejected, (C) Implemented — Successfully, (D) Implemented — Partially, (E) Implemented — with Issues, (F) Implemented — but Exceeded Window, (G) Implemented — Failed (not backed- out), and (H) Backed-out — Failed.

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3.11.                     Operational Changes.  Change Management for Operational Changes is being revised by USCC and is expected to be finalized before October 31, 2014. Once finalized, USCC will provide an updated Change Control Policy to Provider.

4.                                      System Security

4.1.                            General.

(a)                                 Purpose.  The purpose of this policy is to establish and communicate USCC’s policy with respect to securing all USCC systems against malicious code.

(b)                                 Scope.  This policy applies to all USCC system devices and operating systems.

(c)                                  Summary.  This policy specifies a common set of controls required to secure all USCC systems against malicious code, such as computer viruses, Trojan horses, worms, and spyware. This malicious code can expose information, steal resources, impede operations, and in some cases, cause massive system outages resulting in financial loss and customer confidence. The threat can enter USCC information processing facilities through any channel that allows information into the facilities. This includes email, web browsing, third-party connections, and media used to install software or access data. Prevention and detection of these threats is required to ensure that USCC information assets are not improperly disclosed.

4.2.                            Controls Against Malicious Code.

(a)                                 Preventing damage from malicious software requires a mix of controls. This includes technical controls like the use of antivirus software and system configurations that prevent the access required to cause infections. Other controls are operational or administrative. These include user training, proper use and maintenance of the technical controls, and change management procedures. The Controls Against Malicious Code portion of this policy creates the following requirements:

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(i)                                     Personnel must only use software licensed for USCC. Software will be updated according to USCC’s Change Management process.

(ii)                                  All machines used by USCC Personnel must be loaded with USCC approved malicious code protection. All malicious code protection products must update their signature files at least [***]. Personnel must not modify or disable this software.  Amdocs shall ensure that all Personnel Workstations (A) are loaded with malicious code protection programs that update their signature files at least once per day, and (B) use standard USCC VPN connections and jump servers prior to and during any connection to USCC systems.

(iii)                               All email points of entry will be protected by USCC standard malicious code protection software.  Email malicious code protection software must update its signature files at minimum [***].

(iv)                              All email message stores will be protected by USCC standard malicious code protection software. Email store malicious code protection software must update its signature files at minimum [***].  Where feasible, email store malicious code protection must rescan messages on access if they have not been scanned by the most recent signatures.

(v)                                 All Wintel file servers must be protected by USCC standard malicious code protection software. File server malicious code protections software must update its signature files at a minimum [***]. File server malicious code protection software must be configured to monitor for malicious code in real-time and must perform periodic scans of its file systems.

(vi)                              All internal servers must be protected, where technically feasible, with controls against malicious code. If deployed, server malicious code protection software must update its signature files, as new patterns are made available and after being tested to ensure business continuity.

(vii)                           Any files on electronic media of uncertain or unauthorized origin, or files received over untrusted networks, must be scanned for malicious code before use .The build plan should include the steps required to build and configure the change. The plan should conform to all business and design requirements.

(b)                                 USCC will conduct regular reviews of the software and data content of systems supporting critical business processes including, without limitation, typical security assessments, audits and penetration tests. The presence of any unapproved files must be formally investigated following existing PIRT, IS Security, and NNEO Security practices and procedures.

(c)                                  USCC must have procedures (e.g., PIRT) to verify all information relating to malicious software, and ensure that warning bulletins are accurate and informative. Managers must ensure that qualified sources (e.g., reputable journals, reliable Internet sites or anti-virus software suppliers) are used to differentiate between hoaxes and real viruses. Staff must be made aware of the problem of hoaxes and what to do upon receipt of same.  Amdocs shall participate in Incident response activities involving the areas of the B/OSS Solution that are impacted by the Services.

(d)                                 Capabilities must be in place to protect against end-user disabling of implemented malicious code protections.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(e)                                  The Controls against Malicious Code portion of this policy places additional requirements on several parties:

(i)                                   The USCC Life Cycle Management team must maintain a list of approved software.

(ii)                                The USCC Security Working Group must approve the implementation of controls and policies to prevent the acquisition of files from untrusted sources.

(iii)                             System Owners are responsible for deploying malicious code protection software on their systems. This includes gateway, message store, server, and end-user systems following establish standards.

(iv)                            All personnel are responsible for supporting this policy by avoiding activities that undermine the protection of the malicious code protection software.

4.3.                            Risk Levels for Malicious Code.

(a)                                 Malicious code is software that is downloaded from a remote system and executed locally without the user’s initiation. Malicious code is most commonly used in document files and on web sites to perform required processing, but its capabilities can be abused. It is important that malicious code is limited to protect USCC information processing facilities.

(b)                                 Malicious code technologies vary in their ability to perform damaging activities. For the purpose of the Risk-Levels for Malicious Code portion of the policy, USCC assigns three risk levels to malicious code technologies in order to assist in categorizing vulnerabilities and threats.

(i)                                   High Risk.  These technologies possess the most dangerous capabilities. They are generally able to fully access the local system and to make outbound connections.

(ii)                                Medium Risk.  These technologies possess similar capabilities to the High Risk technologies, but can often be controlled by security settings that control what they can do, often based on where the code originated.

(iii)                             Low Risk.  These technologies have limited capability, and generally cannot access local or remote resources.

Many technologies can become more dangerous when they are used incorrectly. The ability to protect against malicious code is significantly affected by the level of vigilance used in keeping the execution environments properly patched.

(c)                                  Protections against malicious code must be evaluated and implemented based on the criticality or sensitivity of the USCC systems. Malicious code protections are to be deployed using the risk categorizations listed previously.  Not all systems warrant or are capable of implementing the same controls. The IS Security  and NNEO Security teams will assist platform and application owners in evaluating and implementing the required controls.

(d)                                 The Risk Levels for Malicious Code portion of this policy places requirements on several parties:

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(i)                                     System Owners will maintain a list of trusted systems, trusted signing authorities, and USCC network boundaries with the assistance of the respective platform and application owners.

(ii)                                  System Owners shall configure their systems to operate in compliance with these policies. Where possible, System Owners must configure their systems to prevent users from circumventing this policy.

(iii)                               All personnel are responsible for behaving in a way that supports this policy.

4.4.                            System Security Requirements.  The purpose of the System Security Requirements portion of this policy is to establish common criteria for the development of system-specific security requirements.

4.5.                            System Security Minimum Requirements.  Configuration standards that are aligned with industry-accepted system hardening standards (that address common security vulnerabilities) shall be developed and maintained for all system components.

4.6.                            Roles and Responsibilities.  Functional teams must develop and maintain required standards.  IS Security and NNEO Security must approve all security standards.

4.7.                            Exceptions.  Exceptions to this policy must be documented on a Policy Exception Form and approved by both the Policy Owner(s) and Security Working Group. Completed Policy Exception Forms will be stored by the IT Governance, Risk & Compliance team. Exceptions will be recorded in the Policy Exception Log. Policy exceptions require annual review and re-approval.

4.8.                            Workstation Security Requirements.  Amdocs shall cause the Provider Personnel to comply with Provider’s then-current policy that describes how Provider Personnel are required to secure their workstations including physical access to such workstations.  Amdocs shall provide a copy of such policy to USCC within [***] Business Days after USCC’s request.  USCC may randomly inspect the laptops of Provider Personnel located at any USCC Facility to verify that such machines are encrypted, protected with current antivirus programs and up to date with the latest patch levels as required by such Amdocs policy, provided that such inspection is conducted in the presence of, and without unduly or materially interfering with the activities of, such Provider Personnel.

5.                                      Production Support

5.1.                            General.

(a)                                 Purpose.  This Production Support policy defines the controls and mechanisms for managing break-fix and support changes to USCC’s production systems.  This policy specifically regulates the modification of data and programs for break-fix, or operational issues, by Information Systems and Engineering associates. It will ensure that USCC’s Data Assets are protected, that data is always in a known state and that reference table information is in a controlled state.  This policy is an extension of USCC’s Information Security Policy by further defining the management of USCC production systems.

(b)                                 Scope.  This policy applies to all USCC associates, consultants, interns, and contractors and Amdocs associates who develop and support applications on USCC systems.

(c)                                  Summary.  Amdocs, Information Services, and Engineering associates must use approved methods and procedures to access production system data. Ad-hoc access to Production Systems from workstations and other unapproved systems is prohibited.  All changes to production system data must follow the approved methods of access and

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support: For example, TOAD cannot be used from the workstation to point at a production database, only the Production Support CITRIX Server can be used to point TOAD to a production database.

(d)                                 Notwithstanding any other provision herein to the contrary:

(i)                                     Amdocs will not be in breach of its obligations hereunder for failure to comply with Section 5.1(c), 5.2(g) or 5.2(h) of this Appendix C until the period commencing [***] days after USCC notifies Amdocs of the first verifiable instance of any such failure to comply by any Provider Personnel.

(ii)                                Amdocs will not be in breach of its obligations hereunder for failure to comply with Section 5.2(d), 5.4(c) or 5.5(c) of this Appendix C until the period commencing [***] days after USCC provides to Amdocs a Firecall ID process to be used by Provider Personnel for the purposes described in such Sections.

(iii)                             Amdocs will not be in breach of its obligations hereunder for failure to comply with Section 9.12(c) of this Appendix C until the period commencing [***] days after USCC provides to Amdocs a means to re-enable a disabled Amdocs account within one Business day after a request therefor from Amdocs.

To the extent that Amdocs’ noncompliance is excused for some period of time pursuant to this Section 5.1(d) of this Appendix C, Amdocs will nevertheless use commercially reasonable efforts to comply with all of the requirements in this Appendix C during such periods.  Thereafter, Amdocs shall be responsible hereunder for any noncompliance occurring after such time

5.2.                            General Requirements.

(a)                                 All break-fix changes to production systems require a Remedy or Request Central ticket. No exceptions are to be made for this requirement. For the avoidance of doubt, a fix required to restore the system in case of a Severity 1 incident, may be pushed to production based on a verbal approval from USCC and Amdocs Change Manager and a Remedy or Request Central ticket will be created once the system is restored.

(b)                                 Billing rejects, and the associated Billing Production Procedures are not break-fix, but operational in nature. Billing Operations do not require Remedy or Request Central tickets, however Change Management processes must be followed.

(c)                                  An approved script required for production data remediation may be used in a similar way in the future without the need for additional approval.

(d)                                 All changes to production data require the use of Firecall IDs, Change Management, specific Operations-analyst permissions or DBA assistance. Connection to production Oracle systems via production system application accounts (e.g., service accounts) is prohibited.

(e)                                  Only Information Services associates, Engineering associates, and Amdocs associates that are responsible for production support are issued an account on these systems.

(f)                                   All changes to production data require accurate and timely documentation. Remedy will be the book of record for all documentation of production system data changes resulting from break fix issues.

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(g)                                  Information Services associates, Engineering associates, and Amdocs associates must use approved methods and procedures to access production system data. Ad-hoc access to Production Systems from workstations and other non-approved systems is prohibited.

(h)                                 All changes to production system data must follow these approved methods of access and support: For example, TOAD cannot be used from the workstation to point at a production database. Only the Production Support CITRIX Server can be used to point TOAD to a production database.

5.3.                            Approved Methods of Access.

(a)                                 Production Support Citrix Servers.  All Information Services associates, Engineering associates, and Amdocs associates are to use the Production Support Citrix Servers for day-to-day support. A read-only Oracle tool is provided to IS and Engineering associates for access to production system data.

(b)                                 Production Support UNIX Servers.  All Information Services associates, Engineering associates, and Amdocs associates are to use the Production Support Unix Servers for day-to-day support. A unique read-only Unix account is provided to each IS associates for access to production system Unix systems. The account is read-only for the production systems.

(c)                                  Change Management Process.  All break-fix data changes are to follow and adhere to the Patch-Control Process. This process allows IS and Engineering associates to apply data patches to production via an approval and implementation process.

(d)                                 Emergency DBA Changes.  Any production system Database or data issue that cannot be satisfied via the Change Management process requires the intervention and assistance of the Oracle DBA team.

(e)                                  Operations Analyst Privileged Access.  Approved and documented changes to control files and billing rejects require the use of associate accounts that have specific permissions to production system tables that specifically relate to certain functions. In addition, there are specific online production system IDs that are set up with production system online profiles that allow update access to specific reference tables that are maintained by IS and Engineering teams. These associates are issued read-write access to select data tables in production system. Since these associates have limited access to production system tables and production system on-line screens, Remedy documentation is not required.

5.4.                            Approved Methods of Support.

(a)                                 Change  Management Process.  Production system data changes must follow the Change Management Process. This process is used to deploy, with approval, documentation and logging, changes to the production system data stores.

(b)                                 Emergency DBA Changes.  For changes that cannot follow the Change Management Process this process is used to implement changes to data that of are of magnitude, complexity or risk that cannot be met by the Change Management Process.

(c)                                  Firecall ID.  For changes to UNIX, control files or through the production system On-lines, but excluding any Oracle data changes, the Firecall ID is used by associates to gain temporary access to Production Online or UNIX production systems.

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(d)                                 Operations Analyst Privileged Access.  Only individuals with specific read/write capable accounts will have access to update with specific production tables or reference tables that are maintained within IS and/or Engineering.

5.5.                            Prohibited Methods of Support.

(a)                                 Direct Oracle Access.  Information Services associates, Engineering associates, and Amdocs associates are to connect directly from a workstation to production system Oracle database services. The only approved method is from the Unix and Citrix Production Support systems. Access to production system Oracle is monitored. Associates circumventing the approved methods of access will be subject to disciplinary action.

(b)                                 Direct Modification of Data.  No Information Services associate, Engineering associate, or Amdocs associate is to directly modify production system data (i.e. Code, Control Files, and Data) without the use of a Firecall ID, Change Management or Emergency DBA assistance. The only exception to this rule is the Operational Analyst Access method. Only associates providing direct support for billing, switch control and reference table maintenance have this access.

(c)                                  Firecall Use for Secondary Purposes.  All Information Services associates, Engineering associates, and Amdocs associates are to use the Firecall IDs for the purpose they were issued. Other issues, problems or tasks are not to be resolved or undertaken with the initial Firecall ID. All issues that are distinct require distinct Firecall IDs.

5.6.                            Compliance.

(a)                                 Violations of this policy are subject to, and not limited to, training, disciplinary action, termination of employment or business contracts, and prosecution.

(b)                                 Daily reports are utilized to ensure that ALL access to production system databases occur though the Production Support Unix and Citrix systems. Any associates and Provider Personnel found to be using unapproved methods of access are in violation of this Policy.

(c)                                  Periodic audits of Remedy tickets and Production Support servers’ logs will be used to verify associate and Provider Personnel adherence to this Policy.

5.7.                            Definitions.

(a)                                 “Billing Production Bill Reject Handling” means the process managed by the Billing Production Support team that deals with the handling of overall control of billing rejects.

(b)                                 “Firecall ID” means an online or UNIX account on production systems with READ-WRITE access. These accounts are managed and issued by IS Security Technologies team. A valid and approved associate can request a Firecall ID via the Remedy system after a valid Remedy or Request Central ticket has been issued. The Firecall ID is issued to the requesting associate for the sole and specific purpose documented in the Remedy ticket.

(c)                                  “Production Support Citrix Server” means a Citrix (Microsoft Terminal Services) system that is used to support production systems by providing Microsoft Windows compatible applications to Information Services associates and Amdocs associates. These systems are to be used as the sole conduit by development teams for access to Windows Applications that provide support for production systems.

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(d)                                 “Production Support UNIX Server” means a UNIX system that is used to support production systems by providing UNIX shell access and utilities to Information Services associates, Engineering associates, and Amdocs associates. These systems are to be used as the sole conduit of Unix access to production systems for development teams.

(e)                                  “Production System Citrix Server” means a Citrix system that is used to provide production system application services to USCC. Production system on-line GUI applications are provided on these servers.

(f)                                   “Production System UNIX Server” means a UNIX system that is used to provide production system services to USCC.

(g)                                  “Remedy” means USCC’s standard incident tracking system. Each production incident is tracked via a Remedy or a Request Central ticket.

(h)                                 “Workstation” means a workstation is a system that is intended to be utilized by a single operator. A workstation generally supports a single user at any given time and provides access to the network for that user. A workstation is defined by the role it plays on the network, not by the operating system.

6.                                      Regulatory and Industry Compliance

The purpose of this policy is to establish and communicate USCC’s intention with respect to ensuring that USCC is in compliance with all regulatory, contractual and information security policy requirements.  USCC must comply with multiple regulations and industry security standards, including but not limited to Sarbanes Oxley (“SOX”) and the Payment Card Industry Data Security Standards (“PCI-DSS”).  Amdocs will be responsible for the security and controls applicable to the Services.  Therefore, Amdocs must support and follow all applicable security procedures, controls, and compliance obligations to support USCC’s compliance.

7.                                      Consultant Code of Business Conduct

This policy is set forth in Exhibit B to the Agreement and is incorporated herein by this reference.

8.                                      Confidentiality, Privacy and Data Security Practices for Vendor Personnel

This policy is reflected in the applicable terms and conditions of the Agreement including Exhibit G thereto.

9.                                      Onboarding Requirements for Provider Personnel Performing Managed Services at USCC Facilities

Provider’s Operations Manager shall comply with and shall cause the Provider Personnel who provide Services at USCC Facilities (where the provision of such Services at USCC Facilities is authorized pursuant to the applicable MS Bundle) to comply with the following onboarding requirements, as applicable:

9.1.                            Provide to USCC’s Operations Manager and USCC IS Planning and Administration the following information regarding Provider Personnel commencing or recommencing performance of the Services (each such individual, an “Onboarding Person”): (a) full name; (b) email address; (c) USCC Facilities to which access is required; (d) anticipated start/end dates; (e) the Service Tower(s) with which such individual is associated; and (f) Infrastructure under USCC’s financial responsibility (as specified in the applicable MSSOW) to which access is required (along with the reason why such access is needed).

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9.2.                            Upon initial arrival at a USCC Facility where the Onboarding Person will perform the Services, the Onboarding Person will report to the USCC IS associate at such USCC Facility and such USCC IS associate will arrange for an electronic access badge for the Onboarding Person and an escort to the appropriate work area.

9.3.                            Enter the main entrance of each building using the assigned access badge. Report any loss of access badges to IS Planning and Administration resource manager.

9.4.                            Not share assigned access badges with any other individuals.

9.5.                            Display assigned access badge where it can be seen at all times while in the USCC Facilities.

9.6.                            Accept a USCC-provided copy of the following: (a) Information Security Policy; and (b) Dynamic Organization Business Model and Competencies.

9.7.                            Submit requests to evaluate and authorize non-USCC equipment and/or software for use in connection with the USCC LAN/WAN environment and with USCC Systems (e.g., Consultant- owned laptops.) to USCC IS Planning and Administration who will submit such requests via USCC’s IT support ticketing system.  No access to the USCC LAN/WAN environment and/or connection with USCC Systems from any non-USCC equipment and or software shall occur without prior USCC authorization including without limitation a USCC issued LAN ID (user name, password) and, if applicable USCC certification of the non-USCC Equipment or software.

9.8.                            If any Provider Personnel are issued a USCC laptop, take the necessary precautions to protect such equipment.  Laptops are to be locked in the Provider Personnel’s workstation or taken with such individual at the end of each work day.

9.9.                            Within [***] days after reading the policies listed herein and receiving any assigned equipment, sign the onboarding acknowledgement that the policies have been read and understood and that the equipment has been received.  Present the signed acknowledgement to the Provider’s Operation Manager who will forward the acknowledgement to the IS Planning and Administration resource manager.

9.10.                     Complete the following online courses within the 30-day period commencing upon access to any USCC Facility, provided that such online courses are made available by USCC to the Onboarding Person.

☐ AD-45220web - Information Security Awareness	☐ AD-45230web - PCI Data Security Awareness
☐ AD-20350web - CPNI Awareness	☐ AD-20340web - Information Privacy Awareness

9.11.                     Each of the Provider Personnel who perform the Services for more than [***] shall complete the online refresher course for the foregoing during the [***]-day period commencing upon each anniversary of such Provider Personnel commencing performance of the Services at any USCC Facility (i.e., [***]), provided that such online refresher course is made available by USCC to the Provider Personnel

9.12.                     Limit physical access to the work areas and conference rooms identified by Provider’s Operation Manager at the direction of the USCC’s Operations Manager and the cafeteria and rest rooms within the USCC Facilities to which access to Provider Personnel is authorized by USCC.

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9.13.                     In order to avoid automatic termination of system access due to inactivity:  (a) log onto the system during the thirty day period commencing upon credentials being granted by USCC; and (b) log onto the system at least once every [***] days after initial log in.  Although Provider uses an email system separate from the USCC email system, Provider acknowledges that certain email communications between USCC and Provider Personnel (including, without limitation, the transmittal of system access information such as LAN IDs and announcements related to the USCC Facility) will be through the USCC email system.

9.14.                     Provide information in a timely manner as may be requested regarding system access audits.

9.15.                     Provide immediate notification to USCC of the date when any Provider Personnel cease to provide the Services.

9.16.                     No later than [***] Business Days after any Provider personnel ceases to provide the Services, return to the USCC IS Planning and Administration manager all of USCC’s property including, without limitation, any equipment and access badges assigned to such Provider Personnel.

10.                               Additional Policies

Additional USCC policies, procedures and processes (including, without limitation, Incident Management, Problem and Defect Management, Change Management, Configuration Management and Release Management) are located at the following CellConnect URL:  [***].  Such on-line documents are subject to change by USCC from time to time, and USCC will provide written notice to Provider of such changes.  If any such change causes a material impact on the Services, then Provider will notify USCC in writing within [***] days after Provider’s receipt of USCC’s notice of such change, and (a) USCC and Provider will cooperate in good faith to reconcile such impact as soon as reasonably practicable, and (b)  until USCC and Amdocs are able to cooperatively reconcile such impacts, Amdocs shall be required to comply with the applicable USCC policies, procedures and processes as they existed prior to such change.  Such on-line documents supplement several of the Operational Processes listed in Appendix 5 to the MSSOW.  Provider shall consider the Operational Processes prior to such on-line documents.  In case of any inconsistence between the Operational Processes and the applicable on-line documents, the Operational Processes shall control.

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APPENDIX D

[RESERVED]

Appendix D (MSOWMS)

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APPENDIX E

Approved Subcontractors

“Approved Subcontractor” means each of the subcontractors set forth in the following table when performing the respective type(s) of Services at the respective location(s) set forth in such table.

Subcontractor Name	Location	Type of Services
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***] [***] [***] [***] [***] [***]
[***]	[***]	[***] [***] [***] [***] [***] [***]
[***]	[***]	[***] [***] [***] [***] [***] [***]
[***]	[***]	[***] [***] [***] [***] [***] [***]
[***]	[***]	[***] [***] [***] [***] [***] [***]

Appendix E (MSOWMS)

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APPENDIX F

Change Control

1.                                      Introduction

This Appendix F to the MSOWMS sets forth the processes and procedures for considering, analyzing, approving (or rejecting) and carrying out changes to the applicable MS Bundle requested or proposed by either USCC or Provider. No Change will be made except in accordance with the change control procedures described herein (the “Change Control Procedures”). The principal objectives of the Change Control Procedures are to ensure that only changes agreed upon by USCC and Provider are made and that changes are carried out by Provider in a controlled manner with minimal disruption to Provider’s and USCC’s business operations.

2.                                      Change Requests

2.1.                            Either party may request or propose a change to the Services or an addition of a new service by submitting a request (“Request”) in the appropriate form to the other party.

2.2.                            The Request will describe in reasonable detail or indicate, to the extent known: (a) the nature of the proposed Request; (b) the objectives or purposes of the Request; (c) the requested prioritization and timeline for implementing the Request; and (d) whether the requesting party considers the services to carry out the Request to constitute a change to the Services or an addition of a new service.

3.                                      Change Proposals

3.1.                            As part of Provider’s Request, or in response to USCC’s Request, but subject to the terms of Section 7 of this Appendix F, Provider will deliver to USCC a written proposal for addressing the Request (a “Proposal”) within [***] days after receiving the Request, unless Provider has questions and/or clarifications related to the Request, in which case Provider shall provide to USCC such questions and clarifications within [***] Business Days after receiving the Request and shall deliver the Proposal to USCC within [***] calendar days after receiving the required responses from USCC.

3.2.                            The Proposal will describe the following in reasonable detail to the extent known and relevant to the Proposal:

(a)                                 The nature and objectives or purposes of the Proposal;

(b)                                 If the Proposal is in response to a Request, the manner in which the Proposal addresses the Request, a description of the services, and the proposed timeframes (including any applicable time constraints);

(c)                                  The estimated resources (including human resources for time-and-material services, hardware, software and other equipment) required to carry out the Proposal;

(d)                                 The anticipated effect of the Proposal, if any, on the Services being provided under any of the existing MS Bundles;

(e)                                  The required changes to the Services’ delivery processes;

(f)                                   An estimate of the change in Fees, if any, that will be payable to Provider for, and as a result of, carrying out the Proposal, determined in accordance with the MS Bundle;

Appendix F (MSOWMS)

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(g)                                  In case of Proposals that are initiated by Provider, the preliminary business case for the Proposal, any changes, additions, or deviations from policies, standards and procedures of USCC or Provider that would be required to implement the Proposal;

(h)                                 A summary of the potential risks (if any) to USCC or Provider if the Proposal is or is not implemented; and

(i)                                     Any other information reasonably necessary for USCC to make an informed decision regarding the Proposal.

4.                                      Change Analyses

If USCC reasonably determines that additional information is required for it to make an informed decision regarding a Proposal, USCC may direct Provider to provide additional details to the degree required to clarify the effects of the proposed Change (each, a “Change Analysis”), subject to the provisions of Section 7 of this Appendix F. If so directed, Provider will prepare and deliver to USCC a Change Analysis as soon as reasonably possible, containing the additional information requested by USCC.

5.                                      Approval or Rejection

5.1.                            All Proposals submitted by Provider to USCC will constitute offers by Provider to provide the products and services described therein on the terms proposed. Unless otherwise agreed upon by the parties in writing, Proposals will remain open for acceptance by USCC for [***] days.  Following USCC’s review of a Proposal, USCC will accept or reject the Proposal or engage in additional discussion or negotiation of the Proposal with Provider.  Upon USCC notifying Provider that USCC agrees to a Proposal, either:

(a)                                 Provider will prepare and submit for USCC’s review a change order (“Change Order”) documenting the agreed upon terms of the Proposal; or

(b)                                 Within [***] Business Days after Provider’s receipt of such notification, Provider shall prepare and submit to USCC a proposed MSSOW.  Alternatively, USCC may, in USCC’s sole discretion, prepare a proposed MSSOW and submit it to Provider, and within [***] Business Days after Provider’s receipt of such proposed MSSOW, Provider will respond to such proposed MSSOW. Each proposed MSSOW shall contain the following information, if applicable:

(i)                                     Start and end dates and schedule for the Services to be performed.

(ii)                                  A high-level description of the scope and objectives of the Services to be performed.

(iii)                               A detail-level description of the Services to be performed.

(iv)                              The desired outcomes of the Services.

(v)                                 A list of Deliverables.

(vi)                              Acceptance Criteria.

(vii)                           Location(s) for performance of the Services.

(viii)                        Any USCC obligations.

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(ix)                              A knowledge transfer plan.

(x)                                 Any additional terms and conditions;

(xi)                              Time entry procedures (for time-and-materials engagements)

(xii)                           The Service Levels (which shall be in accordance with Schedule B).

(xiii)                        A list of Key Persons who will be required in connection with the Services.

(xiv)                       A financial responsibility matrix that lists all Equipment and/or software allocated according to financial responsibility.

(xv)                          A pricing template with USCC pricing units, expected volumes applicable to the proposed MSSOW, Pass-Through Charges and any other charges as applicable.

(xvi)                       Estimated Service Fees and the associated estimating process utilized by Provider, including:  (a) detailed calculations of Service Fees for each service, and if applicable Deliverable and/or Milestone; (b) expected baseline volume and Resource Unit Rate by function, if applicable; and (c) any expected Pass-Through Charges, if applicable.

5.2.                            USCC will not be obligated to approve any Request or Proposal made by Provider, and Provider will not implement any Proposal rejected by USCC.

5.3.                            Provider will provide to USCC as part of its [***] status reporting to USCC a summary specifying the status of all pending Requests and Proposals.

6.                                      Change Execution Requirements

All changes made by Provider Personnel, whether made pursuant to a Change Order or otherwise, must be carried out in compliance with the USCC Policies set forth in Appendix C to the MSOWMS and/or made known to Provider by USCC as part of the Request associated with such Change Order.

7.                                      Fees

7.1.                            Provider will prepare and deliver Proposals and Change Analyses to USCC [***] to USCC solely with respect to Proposals (and their associated Change Analyses) that are: (a) initiated by Provider other than in response to a Request from USCC; (b) related to incremental adjustments to Services being provided under a then-current MSSOW; (c) related to Provider’s managed services for the purposes of expanding existing Services or creating new service towers under an MSSOW; or (d) prepared by Provider utilizing only Provider Personnel who are then already engaged in performing Services under a then-current MSSOW during the majority of each of such Provider Personnel’s working hours.

7.2.                            Provider shall be entitled to charge USCC a fee for Provider’s services in preparing any Proposals and/or Change Analyses made under any circumstances other than those described in Section 7.1 of this Appendix F including, without limitation, Proposals (and related Change Analyses) in response to Requests by USCC for changes or new services that are transformational in nature, subject to agreement between Provider and USCC with respect to such fee. For purposes of clarification, unless and until such agreement is reached, Provider shall not be obligated to prepare or deliver, and USCC shall not be obligated to pay a fee for preparation of, any such Proposals and/or Change Analyses.

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7.3.                            Except as set forth in Sections 7.1 and 7.2 of this Appendix F, each party will be responsible for all costs and expenses incurred by its employees, agents and subcontractors with respect to its participation in, and responsibilities and obligations under, the Change Control Procedures.

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APPENDIX G

Form of Acknowledgement of Nondisclosure Obligations

ACKNOWLEDGEMENT OF NONDISCLOSURE OBLIGATIONS

I acknowledge my existing confidentiality obligations, as an Amdocs employee, both during my employment with Amdocs and thereafter, to hold in confidence at all times all confidential business and technical information and materials of USCC Services, LLC, and its affiliates (collectively, “USCC”) to which I may be exposed or have access in the course of my employment with Amdocs including, without limitation, all personally identifiable information and other data of USCC subscribers. I acknowledge that, as part of such obligations: (a) I may not use or disclose to any third party any of such confidential information except as reasonably necessary or appropriate to perform my obligations as an employee of Amdocs in connection with or related to Amdocs’ provision of services to USCC and on a need-to-know basis or with the prior written consent of USCC, and (b) I am obligated to protect such confidential information with the same level of care I use to protect the confidential information of Amdocs, but in no event less than reasonable care.

I have been informed by Amdocs that unauthorized use or disclosure of the confidential information of USCC may cause Amdocs extensive and irreparable harm and may subject me to disciplinary action by Amdocs, including potential termination of employment.

Signature

Name

Amdocs Employee Number

Date

Please sign, scan and email this acknowledgement to [***] at [***]@amdocs.com

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SCHEDULE A

Transition Services

1.                                      General

1.1                               For each MSSOW, Provider shall develop a detailed Transition Plan (as defined below) subject to review and acceptance by USCC. The Transition Plan is a general description of the Transition Services, is subject to change and refinement by agreement of the parties, and does not supersede or override the detailed description of any of the Services in the MS Bundle.

1.2                               Provider shall manage the Transition Services.

1.3                               Provider shall solely be responsible for executing all Transition Services, except that USCC personnel shall assist in the Transition Services to the extent that the Transition Plan identifies the nature and scope of activities required to be performed by USCC, including activities, deliverables, and estimated headcount of required USCC personnel.

1.4                               Provider shall manage issues and risks during the period of any Services transition and escalate any issues and risks to USCC as appropriate.

1.5                               Throughout the period of transition, and without limiting Provider’s obligations under the Agreement, Provider shall comply with all relevant USCC policies and standards that are specified in the Agreement and/or the applicable MS Bundle (including any Appendices and Annexes thereto as well as any Exhibits, Schedules or other attachments or documents referenced therein) including network and data security requirements.

1.6                               The Transition Plan will be documented in a Managed Services Statement of Work which will include:

(a)                                 A description of the scope of Transition Services to be performed by Provider; the estimated Full Time Equivalents (“FTEs”) (designated by function) to be transitioned from USCC to Provider (if any); and any aspects of the Services that are not included in the Fees (including Provider’s assumptions regarding USCC’s retained functions).

(b)                                 A description of all Deliverables to be provided pursuant to Transition Services; description will include the date each such Deliverable (including incorporated Consultant Tools (as defined in the Agreement)) is expected to be completed and production ready to perform Services.

(c)                                  The specific methods to be employed to perform the Transition Services and the number of resources (both Provider Personnel and USCC Personnel) required by Service Tower and location.

(d)                                 A description of the “current state” of USCC’s operations and the anticipated “steady-state” of USCC’s operations after the completion of Transition Services, and all significant changes anticipated to achieve such steady-state operations, including:

(i)                                     Changes to the locations in which the Services are performed;

(ii)                                  Changes to delivery methods, processes, standards, or approaches;

Schedule A (MSOWMS)

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(iii)                               Changes to applications used to provide Services (e.g., service request systems, project request systems, incident management systems, monitoring tools and systems, programming tools and interfaces, etc.);

(iv)                              A description of the efficiency levers (i.e., Provider’s effect on USCC FTEs, tools, and assets;

(v)                                 The process, tools, and timing required to achieve the Service Levels to be met by Provider; and

(vi)                              A description of all proposed projects to be completed as part of any transformational initiatives.

(e)                                  A detailed Transition Plan as is further described in Section 3 below.

2.                                      Transition Team

2.1                               Provider shall assign a Transition Services team headed by an experienced transition manager who shall be a member of the program team until the Transition Services are complete.

2.2                               The Transition Services team shall perform all functions, tasks and responsibilities to execute a successful and smooth transition including, without limitation:

(a)                                 Program administration and management for all Transition Services for Provider and USCC.

(b)                                 Establishing and documenting Provider’s procedures for change management, communications, escalation, and problem management. All such procedures will be subject to USCC’s review and approval. After USCC approves such procedures, Provider will incorporate such procedures into the Operational Manual Deliverable described in Annex H to an applicable MSSOW.

(c)                                  Developing the Transition Plan which will be subject to review and approval by USCC.

(d)                                 Executing the Transition Plan.

(e)                                  Managing the Transition Plan through successful transition of the Services, including reporting to USCC on status, issues, and risks.

3.                                      Transition Plan, Transition Milestones and Transition Exit Criteria

3.1                               Transition Plan.  The transition plan shall be attached to each MSSOW as Exhibit A-1 to Annex A to the MSSOW (the “Transition Plan”) and include, without limitation:

(a)                                 A description of various items required for transition, including items related to Equipment, software, Third Party Contracts, human resources transition, in-flight and pending projects, service request systems, and related applications, processes and technology.

(b)                                 Detailed transition schedule for all Transition Services.

(c)                                  Details of all expected knowledge transfer activities.

(d)                                 Any hardware or application assessments, remediation and transformational activities.

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(e)                                  Details of any transition testing to be performed.

(f)                                   Detailed issues and risk assessments and contingency planning activities.

(g)                                  Detailed planning to minimize downtime during transition.

(h)                                 A plan to minimize and close open Issues, Incidents and Problem backlogs and to transition such Issues, Incidents and backlogs in a manner that does not degrade the service provided to USCC’s customers, subject to the provisions of each MSSOW.

3.2                               Critical Transition Milestones.  A description of all major Transition Milestones, together with the dates for the completion of such Transition Milestones, shall be attached to each MSSOW as Exhibit A-2 to Annex A to the MSSOW.

3.3                               Transition Exit Criteria. A description of the exit criteria that must be satisfied prior to the completion of the Transition Services (“Exit Criteria”), which Exit Criteria shall include USCC’s Acceptance of the transition Deliverables and the completion of the Transition Milestones, all in accordance with the Transition Plan, shall be attached to each MSSOW as Exhibit A-3 to Annex A to the MSSOW.

4.                                      Transition Services

The Transition Services shall include the activities necessary to complete the transition as detailed in the Transition Plan including:

4.1                               Executing the Transition Plan and meeting all Transition Milestones.

4.2                               Performing required site readiness activities.

4.3                               Coordinating and executing any Freeze Requirements with USCC, if any.

4.4                               Identifying and managing interdependencies of executing tasks during transition.

4.5                               Identifying resources required for Transition Services (both Provider’s and USCC’s resources). Provider will be responsible to attain Provider’s resources and USCC will be responsible to attain USCC’s resources.

4.6                               Completing any steps necessary to develop any interfaces required to exchange data (e.g., e-bonding USCC systems to Provider systems), including manually supporting any systems which are not fully interfaced and/or automated (if such integration or automation is anticipated) prior to the conclusion of the transition of Services. USCC shall be responsible for the USCC systems side of such agreed-upon interface, and Provider will be responsible for the Provider systems side of such interface with respect to the Remedy/UTS system integration and any other agreed-upon system integration.

4.7                               Verification and testing of transition changes, subject to USCC review and consideration for approval based on the Exit Criteria specified in Exhibit A-3 to Annex A to each MSSOW.

4.8                               Set-up of post go-live and ongoing production support processes and organizations.

4.9                               Providing information and data to USCC, and coordinating with and participating in (as requested by USCC) the completion of the Exit Criteria.

4.10                        Monitoring and tracking against the various tasks which need to be completed by all teams.

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5.                                      Completion of Transition Services

5.1                               Provider shall notify USCC in writing when Provider believes that Provider has satisfied the Exit Criteria. For the avoidance doubt, the Exit Criteria shall be agreed upon by the parties in writing prior to the commencement of the Transition Services.

5.2                               As soon as possible thereafter, but no later than [***] calendar days after USCC’s receipt of such notice, USCC shall either confirm in writing that Provider has satisfied the Exit Criteria (a “Satisfied Notice”) or provide written notice to Provider specifying which Exit Criteria USCC determined have not been satisfied by Provider and the basis for such determination including sufficient detail to enable Provider to understand why USCC believes such Exit Criteria have not been satisfied (a “Non-Satisfied Notice”). If USCC delivers a Non-Satisfied Notice, Provider shall then take the actions necessary for Provider to satisfy the Exit Criteria identified in the Non-Satisfied Notice as having not been satisfied (the “Non-Satisfied Exit Criteria”), and Provider shall notify USCC when Provider has satisfied such Non-Satisfied Exit Criteria.  Within [***] calendar days after USCC’s receipt of such notice, USCC shall deliver to Provider either a Satisfied Notice or a Non-Satisfied Notice in accordance with this Section 5.2.  If USCC delivers another Non-Satisfied Notice, the parties shall continue the process set forth in this Section 5.2 until USCC delivers a Satisfied Notice; provided, however, if at the end of the [***] calendar day-period commencing upon Provider’s receipt of USCC’s initial Non-Satisfied Notice, USCC determines that any of the Non-Satisfied Criteria remain unsatisfied, then USCC may terminate the applicable MSSOW by delivering written notice thereof to Provider within [***] calendar days after the end of such [***] calendar day-period, which termination will be effective upon receipt by Amdocs of such written notice.  For the purpose of clarification, no terms in this Section 5.2 shall be deemed to prevent either party from disputing (in accordance with the dispute resolution terms of the Agreement and the MSOWMS) any assertions made by the other party under this Section 5.

5.3                               If neither a Satisfied Notice nor a Non-Satisfied Notice is delivered by USCC within the required [***] calendar day-period therefor, Provider shall provide written notice thereof to USCC (a “Notice of Non-Receipt”).  If USCC fails to deliver to Provider a Satisfied Notice or a Non-Satisfied Notice within [***] Business Days after USCC’s receipt of a Notice of Non-Receipt, USCC shall be deemed to have delivered a Satisfied Notice as of the end of such [***] Business Day-period.

5.4                               Upon the delivery or deemed delivery of a Satisfied Notice, Provider shall assume full accountability for the Services in accordance with the terms and conditions of the applicable MSSOW, and the Transition Services shall be complete.  At any time prior to the delivery or deemed delivery of a Satisfied Notice, if USCC directs Provider to assume full accountability for the Services in accordance with the terms and conditions of the applicable MSSOW (other than the terms and conditions related to the Transition Services) (an “Assumption Directive”), the parties may, in connection with the Assumption Directive but prior to the delivery thereof, agree upon a plan (a “Post-Assumption Plan”) for satisfaction of any Exit Criteria that have not been satisfied and/or any other agreed-upon criteria (collectively referred to herein as the “Pending Exit Criteria”)); which Post-Assumption Plan shall include a specific date by which Provider will satisfy such Pending Exit Criteria and the amount of Fees, if any, that USCC will hold back until such Pending Exit Criteria are satisfied or deemed satisfied) and, except to the extent otherwise specifically provided for in such a Post-Assumption Plan, as of the date of delivery of the Assumption Directive:  (a) Provider shall assume full accountability for the Services in accordance with the terms and conditions of the applicable MSSOW (other than the terms and conditions related to the Transition Services); (b) USCC will be deemed to have delivered a Satisfied Notice with respect to all Exit Criteria (other than the Pending Exit Criteria); and (c) the Transition Services will be deemed to have been completed with respect to all Exit Criteria (other than the Pending Exit Criteria). For the purpose of clarification, if no Post-Assumption Plan has been agreed upon by the parties prior to the delivery of an Assumption Directive by USCC, then the delivery of such an Assumption Directive in the absence of an agreed-upon Post-Assumption

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Plan shall be deemed an acknowledgement by USCC that all Exit Criteria have been satisfied and all Transition Services completed and there shall be no Post-Assumption Plan applicable with respect thereto.

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SCHEDULE B

Performance Requirements (SLAs and KPIs)

1.                                      Introduction

This is Schedule B (“Performance Requirements”) to the October 1, 2014, Master Statement of Work for Managed Services (“MSOWMS”) between USCC and Provider.  Unless defined in this Schedule B, capitalized terms have the meanings set forth in the Agreement (including Appendix A to the MSOWMS).

2.                                      Service Levels and KPIs

Each Manage Services Statement of Work will set forth the Service Levels and the non-credit-bearing metrics (each a “Key Performance Indicator” or “KPI”) that will be associated with the applicable Managed Services Statement of Work and subject to the MSOWMS.  Except to the extent provided otherwise in a Managed Services Statement of Work, this Schedule B shall be applicable to the Service Levels and KPIs under each MSSOW.

3.                                      Considerations

3.1.                            This Schedule B describes the methodology for measuring Provider’s performance against the Service Levels (each such measurement a “Service Level Measurement”) and Key Performance Indicators set forth in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work and for calculating credits (the “Service Level Credits”) and incentives (the “Service Level Bonuses”) with respect to the Service Levels.

3.2.                            Where used in this Schedule B, “Service Fees” means the actual Service Fees (for the avoidance of doubt excluding Pass-Through Charges) detailed in an applicable Managed Services Statement of Work and billed by Provider to USCC without regard to Service Level Credits.

4.                                      Service Levels

4.1.                            Each Service Level shall have some or all of the following components (collectively the “Service Level Components”) and have the meanings indicated:

(b)                                 “Service Level Target” means the metric identified in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work used to determine whether Provider has met or failed to achieve a Service Level (the latter, a “Service Level Default”) as further described in this Schedule B.  All Service Level Targets shall have the following three ranges:

(i)                                     “Red” represents a “Full Service Level Default”;

(ii)                                  “Yellow” represents a “Partial Service Level Default”; and

(iii)                               “Green” represents acceptable performance levels.

Service Level Targets may have a fourth range, “Blue,” which represents a “Service Level Over-Achievement” and/or a fifth range, “Black,” which represents a “Catastrophic Miss.”  For clarity, the only Service Levels eligible for a Catastrophic Miss are the Service Levels indicated in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work as including a Black range in its Service Level Targets.

Schedule B (MSOWMS)

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(c)                                  “Formula” means the algorithm used to calculate Provider’s performance relative to a Service Level Target.

(d)                                 “Data Source” means the system of record used to extract the measurements required by the Formula.

(e)                                  “Measurement Period” means the time period over which the measurements required by the Formula will be measured and the performance against a Service Level Target will be reported by Provider to USCC.

(f)                                   “Exceptions” means conditions upon which certain measurements shall be excluded from the calculation in the Formula.

(g)                                  “Post-Release Adjustments” means certain adjustments to the Service Level Targets that apply during a certain period of time immediately following the deployment to production of a Major Release. For the purpose of this Section 4.1(f), a “Major Release” means a new code release that encompasses more than [***] person-months, inclusive of the person-months required to perform the changes identified in the Get Well Plan, of development effort.

(h)                                 “Weighting Factor” means the percentage used to calculate (i) the Service Level Credit when a Full Service Level Default or a Partial Service Level Default has occurred, or (ii) the Service Level Bonus when a Service Level Over-Achievement has occurred.

(i)                                     “Service Level Term” means the period indicated in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work for a particular Service Level, during which such Service Level is in effect, (A) measured, (B) reported and (C) used to assess Service Level Credits, Service Level Bonuses and/or cause for termination pursuant to Section 10.1 of this Schedule B.

4.2.                            In addition to the aforementioned Service Level Components, a Service Level may have additional Service Level Components such as Category, Service Level Description and others. For the avoidance of doubt, such additional Service Level Components and the aforementioned Service Level Components shall be read as a whole when interpreting and applying the Service Levels to Provider’s performance.

4.3.                            Service Level performance shall be calculated by Provider at the end of each month for the Service Levels that apply to the Services in each applicable Managed Services Statement of Work using the relevant Formulas in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work. For each Service Level, if Service Level performance is less than the Green range of its Service Level Target set forth in an MSSOW, a Service Level Default shall be deemed to have occurred with respect to such Service Level. For example, [***].

5.                                      Service Level Measuring and Reporting

5.1.                            Provider shall measure its performance of the Services against the Service Levels (which are then-current, as determined by the Service Level Term) and Key Performance Indicators set forth an MSSOW and shall report to USCC the results of such measurements on a monthly basis. A preliminary version of each such monthly report and a final version of each such report shall be delivered by Provider to USCC no later than the [***] day and the [***] day, respectively, of the calendar month following the completion of the applicable Measurement Period.

5.2.                            Each such monthly report shall include the Service Level performance for each of the Service Levels and the twelve-month rolling history for each such Service Level. In addition, each such report shall include analyses of any degradation in Service Level performance relative to the

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preceding Measurement Period and mitigation steps taken for any Service Level for which the Service Level performance resulted in a Full Service Level Default or a Partial Service Level Default.  Finally, each such report shall specify the applicable Service Level Credit, if any, for the applicable Measurement Period for each Full Service Level Default and Partial Service Level Default and the applicable Service Level Bonus, if any, for the applicable Measurement Period for each Service Level Over-Achievement.

5.3.                            USCC and/or Provider shall, as the case may be, provide, implement, maintain and support tools required or appropriate to measure and report on its performance of the Services against the Service Levels and shall make such tools available to the other Party on the Commencement Date of an applicable Managed Services Statement of Work in accordance with its terms.

5.4.                            Provider shall provide detailed supporting information for each report as reasonably requested by USCC.

5.5.                            The raw data and detailed supporting information related to each Service Level report shall be a Category [***] Deliverable and be deemed the Confidential Information of USCC.

5.6.                            Regardless of the Data Source, Provider shall be solely responsible for the underlying collection, measurement and analysis of data pertaining to the Services and related Service Levels as reflected in any Service Level reports.

5.7.                            Provider will keep true and accurate records and files containing all data reasonably required for demonstrating Provider’s performance of the Services against applicable Service Levels and the determination of related Service Level Credits and Service Level Bonuses.  Provider will maintain such records and files, together with the supporting or underlying documents and materials (including, without limitation, data, reports, and calculations) (collectively, the “Service Level Information”) for at least [***] from its creation and/or generation, including following the expiration or termination of the applicable MS Bundle.  Within [***] days after USCC’s request, Provider will (a) provide requested Service Level Information to USCC (provided that such Service Level Information was not previously provided to USCC by Provider); and (b) confer with USCC (at the facility of USCC or Provider or by teleconference, at the election of USCC) to the extent USCC deems necessary to understand and verify the underlying collection, measurement and analysis of the data pertaining to the Services and related Service Levels as reflected in any Service Level reports provided by Provider to USCC under this Section 5 of this Schedule B to the MSOWMS. To the extent that USCC and Provider agree that any such examination discloses that net Service Level Credits credited to USCC have been under-reported or that Service Level Bonuses paid to Provider have been over-reported (the net total of such amounts in any such examination being the “Over-Billed Amount”), the Over-Billed Amount shall be owed by Provider to USCC and handled in accordance with Section 9.1 of this Schedule B to the MSOWMS.  To the extent that USCC and Provider agree that any such examination discloses that Service Level Credits credited to USCC have been over-reported or that Service Level Bonuses paid to Provider have been under-reported (the net total of such amounts in any such examination being the “Under-Billed Amount”), the Under-Billed Amount shall be billed by Provider to USCC in accordance with Section 9.2 of this Schedule B to the MSOWMS. In the event of a disagreement between USCC and Provider as to the results of any examination under this Section 5.7, the terms of Section 2 of Schedule D to the MSOWMS shall be applicable thereto.

6.                                      Service Level Credits and Service Level Bonuses

6.1.                            The Service Level Credit for each Service Level for which the Service Level Measurement for the applicable Measurement Period results in a Full Service Level Default or a Partial Service Level Default shall be the applicable Weighting Factor multiplied by the At-Risk Amount (as defined herein).

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6.2.                            Notwithstanding the aforementioned, in no event shall the aggregate Service Level Credits payable by Provider for any month exceed an applicable percentage set forth in an applicable Managed Services Statement of Work of the then-current monthly Service Fees under such MSSOW (the “At-Risk Amount”).

6.3.                            The Service Level Bonus for each Service Level for which the Service Level Measurement for the applicable Measurement Period results in a Service Level Over-Achievement shall be the applicable Weighting Factor multiplied by the At-Risk Amount.

7.                                      Changes To Service Levels

Any additions, deletions or modifications to the Service Levels and their associated Service Level Components shall be subject to the Change Control Procedures set forth in Appendix F of the MSOWMS.

8.                                      Exceptions

8.1.                            Measurement of Provider’s performance of the Services against the Service Levels and KPIs shall exclude exceptions identified in an applicable Managed Services Statement of Work.

8.2.                            In addition to the circumstances set out in Section 8.1, Provider’s failure to achieve any Service Level Target will not constitute a Full Service Level Default or a Partial Service Level Default for the purpose of Service Level Credits calculation and will not accrue toward a termination for cause in accordance with the terms of the MSOWMS to the extent such failure is excused as described in Section 7.2(b) of the MSOWMS or Section 11.4 of the Agreement.

8.3.                            In addition to the foregoing provisions of this Section 8, if multiple Service Levels are adversely impacted by the same root cause in any calendar month, and:

(a)                                 if Provider corrects the root cause within the first [***] consecutive days following the first occurrence of the root cause, and there is a failure to achieve more than one Service Level for any calendar month during such [***]-day period, then for such month(s): [***]; and

(b)                                 if Provider requires more than [***] consecutive days to correct the root cause following the first occurrence of the root cause, then: [***].

8.4.                            With respect to the foregoing clause (ii) of Section 8.3(a) and clause (i)(B) of Section 8.3(b), if more than [***], then at the end of the [***], USCC shall notify Provider [***].

8.5.                           Further, with respect to Section 8.3(b) and for the purpose of clarification, the recurrence of similar incidents over a period extending beyond [***] days [***].  For example, [***].  In such a circumstance, [***].

9.                                      Payment of Service Level Credits

9.1.                            Any Service Level Credits owed by Provider to USCC shall be handled in accordance with Section 6.2(b) of the MSOWMS.

9.2.                            Any Service Level Bonuses owed by USCC to Provider shall be billed by Provider to USCC, and USCC shall pay such invoices in accordance with the Agreement.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.                               Cause for Termination

10.1.                     Any of the following conditions shall qualify as a cause for termination in accordance with Section 11.2(a)(i) of the MSOWMS:

(a)                                 The occurrence of a Catastrophic Event.

(b)                                 The same Service Level is in Full Service Level Default for any six months during any rolling twelve-month period.

(c)                                  The same Service Level is in Full Service Level Default for three consecutive months.

(d)                                 During each of three consecutive months, at least five Service Levels have been in Full Service Level Default.

10.2.                     In considering whether the conditions set forth in Section 10.1 have occurred, only Service Levels identified as “Long Term” in an applicable Managed Services Statement of Work shall be taken into account. Provider’s performance against all other Service Levels and Provider’s performance against Key Performance Indicators shall not qualify as, or in any way contribute towards the basis for, a cause for termination.

10.3.                     For the purposes of this Section 10 “Catastrophic Event” means (i) there has been a Catastrophic Miss in each of two consecutive calendar months in connection with the same Service Level of the eligible Service Levels identified in Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work; or (ii) there has been a Catastrophic Miss in each of three consecutive months with respect to any combination of such eligible Service Levels.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE C

Charges and Invoicing

1.                                      Introduction

This Schedule C describes the methodologies that will be used to (a) calculate the charges set forth in Annex C to each MSSOW; and (b) measure and track the Services described in each MSSOW in order to calculate accurate Fees that comprise the fixed and variable charges.

1.1.                            The calculations of Service Fees and Pass-Through Charges (as defined below) in this Schedule C represent all Fees that may become payable by USCC to Provider under the relevant MSSOW.

1.2.                            Where used, unless stated otherwise, “period” shall mean each of the periods specified in the financial calendar as provided by USCC to Provider on an annual basis.

1.3.                            Where used in this Schedule C, “Service Fees” shall mean the charges calculated as expressly provided in this Schedule C. For the avoidance of doubt, Service Fees shall not include Pass-Through Charges or Taxes.

1.4.                            Pass-Through Charges shall mean expenses actually incurred by Provider and shall be billed to USCC at Provider’s actual cost or as otherwise agreed by USCC and Provider.

2.                                      Exhibits

2.1.                            The following Exhibits will be attached to Annex C to each MSSOW:

(a)                                 Exhibit C-1 to Annex C to each MSSOW will be a Financial Responsibilities Matrix that sets forth the party responsible for the current and future expenses associated with resources, software, Equipment, and other expenditures related to the provision of the Services.

(b)                                 Exhibit C-2 to Annex C to each MSSOW will set forth the Early Termination Fees, if any, that are additional charges that USCC will be required to pay to Provider subject to the terms of the applicable MS Bundle.

2.2.                            Exhibit I to the Agreement (as modified by the following) sets forth Provider’s list of resources (by role) that can be engaged for future projects on a time-and-materials basis and that are not already performing the Services. For the avoidance of doubt, except as expressly provided in Exhibit I to the Agreement (as modified by the following), there shall be no increase in the Rates during the Term of the MSOWMS.  For the purposes of the MSOWMS, Section 1.1 of Exhibit I to the Agreement is replaced in its entirety with the following:

1.1          Manpower Rates Table (effective January 1, 2010 to December 31, 2020):

Job Classification	Blended Hourly Rate*
Senior Consulting Services Personnel (described in Section 1 of Attachment 1 to this Exhibit I)	$	[***]
PMO and Consulting Personnel (described in Section 2 of Attachment 1 to this Exhibit I)	$	[***]

Schedule C (MSOWMS)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Job Classification	Blended Hourly Rate*

Communications System Software Personnel (described in Section 3 of Attachment 1 to this Exhibit I) including Tier 3/Tier 4 Expert (see Programmer role described in Section 3 of Attachment 1 to this Exhibit I)

	$	[***]
Testing Personnel (described in Section 4 of Attachment 1 to this Exhibit I)	$	[***]
Development Personnel in India **	$	[***]
Tier 2 Expert (Tier 2 supporting roles include billing analysts, revenue assurance analysts and accounts receivable analysts)	$	[***]
Infrastructure Expert (Infrastructure support roles include database administrator, middleware expert and integration expert)	$	[***]

* For purposes of this table, “blended” means that the rate applies to all locations and personnel levels, except where otherwise indicated.

** If Consultant offers to provide to USCC Services to be performed by Development Personnel located at applicable low-cost development centers other than India, then (a) if the rates to be paid by Amdocs to such Development Personnel are materially the same as the corresponding rates in India, the Blended Hourly Rate for Development Personnel in India shall apply to the Services performed by such Development Personnel; or (b) if the rates to be paid by Amdocs to such Development Personnel are materially less than or greater than the corresponding rates in India, respectively, the parties will negotiate in good faith an amendment to this Manpower Rates Table to add a new Job Classification category and corresponding Blended Hourly Rate for the Services to be performed by Development Personnel located at such development center.

2.3.                            Notwithstanding the foregoing, the parties may agree to engage on a fixed price basis in any type of Managed Services that are not already included in the Services.

3.                                      Service Fee Exceptions

3.1.                            Annex C of each MSSOW shall apply to the full scope of Services described in the applicable MSSOW.

3.2.                            Except as expressly provided otherwise in the MSOWMS, travel and associated living expenses that Provider expects to incur in performing the Services are not included in the fixed fees set forth in Annex C to each MSSOW or the rates set forth in this Schedule C. Accordingly, subject to Provider’s adherence to the expense policy set forth in Section 3.4 of the Agreement and Exhibit E to the Agreement, such Provider travel and associated living expenses are considered Pass-Through Charges and are separately reimbursable by USCC up to an aggregate amount equal to [***]% of the Service Fees in Contract Year 1 and [***]% of the Service Fees for each of the subsequent Contract Years payable by USCC under the MSOWMS, unless, on a case-by-case basis for unusual expenses that exceed the aforementioned caps, and at USCC’s sole discretion, USCC has agreed in advance and in writing to reimburse Provider for such unusual expenses.

3.3.                            Provider shall maintain accurate and complete records of all USCC approvals obtained hereunder. As and when requested by USCC in writing, Provider shall promptly make such records available to USCC for its review and inspection, as well as provide USCC with copies of any requested USCC approvals.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.4.                            Provider may not propose or invoice, and USCC shall have no obligation to pay, any rates for roles not listed in Exhibit I to the Agreement (as modified by Section 2.2 of this Schedule C). If a MSSOW requires performance by Provider Personnel for a role that is not listed, then Provider Personnel shall be assigned a permitted role listed in Exhibit I to the Agreement (as modified by Section 2.2 of this Schedule C) that USCC and Provider determine most closely matches the unlisted role, and such Provider Personnel shall be charged to USCC at the rate that corresponds to such permitted role (and without any supplemental rates or amounts).

4.                                      Fixed Service Fees

4.1.                            For fixed-price based Services, the amount of Service Fees payable by USCC shall be an agreed-upon fixed price set forth in the applicable MSSOW.

4.2.                            Certain baseline parameters upon which a fixed-price is set shall be documented in Annex C to each applicable MSSOW (“Envelope Parameters”). For fixed-price based Services, if such Envelope Parameters exceed the applicable baseline value, USCC shall pay, in addition to the Service Fees, any applicable Service Fee Adjustment, as specified in such Annex C.

5.                                      Transition Fees

5.1.                            For Transition Services, as further described in Schedule A to this MSOWMS and in Annex A to each MSSOW, the fees shall be fixed and set forth in Annex C to the applicable MSSOW (the “Transition Fees”).

(a)                                 For the avoidance of doubt, the following costs in connection with providing such Transition Services shall be Provider’s responsibility:

(i)                                     Equipment costs for Equipment that is under Provider’s financial responsibility,

(ii)                                  Training and on-boarding of Provider’s Subcontractors and resources that shall become Provider Personnel, and

(iii)                               Software licenses for software that is under Provider’s financial responsibility.

6.                                      Invoices and Payments

6.1.                            Service Level Credits shall be payable in accordance with Section 6.2(b) of the MSOWMS.

6.2.                            USCC shall pay Service Fees and Approved Pass-Through Charges in accordance with the Agreement (including Section 3 of the Agreement).

6.3.                            Invoiced Entity. USCC shall designate whether USCC Services, LLC, or another USCC Affiliate shall receive invoices under this Agreement for a given portion of the Services, and the entity to be invoiced shall be specified in this Schedule C (e.g., USCC Services, LLC, may receive the invoices for Services provided for the benefit of USCC Affiliates, entities or business units located in the United States, and a USCC Affiliate may receive invoices for Services provided for the benefit of USCC Affiliates, entities or business units located outside of the United States); provided that USCC may in its discretion and without additional cost change the USCC entity to be invoiced and that will pay such invoice to another entity within the same tax jurisdiction upon [***] days’ notice if such change does not cause the tax treatment of the Fees to be paid under such invoices to change. Any such change shall be documented through the Change Control Procedures. After such designation, Provider shall invoice in accordance with requirements of the Affiliate, entity or business unit designated by USCC for the applicable portion of the Services designated by USCC.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.4.                            Form of Invoices.  Provider’s invoices shall be in a form and format set forth in Attachment C-1 to this Schedule C, and shall contain detailed information regarding the Fees and other relevant items as reasonably required to substantiate the invoiced amounts, to comply with local tax requirements (including requirements regarding information to be stated in the invoices), to determine the accuracy of the charges or reimbursable expenses on each such invoice, applicable taxes charged in accordance with Section 3.7 of the Agreement and other information reasonably requested by USCC. USCC shall not be required to pay any Fees that are not invoiced within [***] days after the month in which the Services associated with such Fees were performed.

6.5.                            No Other Charges. Except as expressly set forth in the MSOWMS, including in an Exhibit or MSSOWs, all costs and expenses relating to Provider’s performance of the Services (including all costs and expenses related to the acquisition, maintenance and enhancement of software and equipment, under Provider’s responsibility set forth in Exhibit C-1 to Annex C to each MSSOW (Financial Responsibility Matrix), document reproduction and shipping, computers and office equipment used by Provider Personnel, and telephone and connectivity charges) are included in the Fees and shall not be charged to or reimbursed by USCC.

7.                                      Approved Pass-Through Charges

7.1.                            USCC shall only be obligated to reimburse Provider for Pass-Through Charges that meet all of the following criteria (the “Approved Pass-Through Charges”):

(a)                                 The expense is specified in the applicable MSSOW as an approved, reimbursable expense. For the avoidance of doubt, in accordance with Section 3.2 of this Schedule C and subject to the terms thereof, travel and associated living expenses are Approved Pass-Through Charges.

(b)                                 The expense is a necessary (as determined by USCC) part of satisfying a requirement of an agreed-upon MSSOW. For the avoidance of doubt, in accordance with Section 3.2 of this Schedule C and subject to the terms thereof, USCC hereby acknowledges that travel and associated living expenses are necessary expenses.

(c)                                  Provider has obtained explicit authorization for the expense per Section 3.4 of the Agreement. If expenses are not identified in the associated MSSOW, they must be approved in writing by USCC per Section 3.4 of the Agreement.  Once approved, new Approved Pass-Through Charges shall be deemed acceptable for the duration of the term of the applicable MSSOW.

(d)                                 The amount charged to USCC is no greater than the actual documented cost incurred by Provider.

(e)                                  The amount charged is supported by an original proof of purchase.

7.2.                            Any charge for any expense that does not meet all of the above criteria shall not be an Approved Pass-Through Charge and shall be rejected.

8.                                      Financial Responsibility for Non-Service Expenses

8.1.                            Exhibit C-1 of Annex C to each MSSOW indicates whether Provider or USCC is financially responsible for Personnel, software, Equipment, and Facilities.

8.2.                            Where responsibility is indicated as being Provider’s, the Service Fees include all costs related to the provision of such service, software, Equipment or other item.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.3.                            As used in Exhibit C-1 of Annex C to each MSSOW, the following terms shall mean:

(a)                                 With regard to financial responsibility for Provider Personnel (including Transitioned Employees):

(i)                                     “Salary & Benefits” shall indicate which party is responsible for the payment of all salary, payroll, and other related expenses.

(ii)                                  “Travel” shall indicate which party is responsible for the payment of all incidental expenses related to travel which may be incurred related to performance of the Services.

(iii)                               “Training” shall indicate which party is responsible for paying for any training related expenses related to performance of the Services.

(iv)                              “Relocation” shall indicate which party is responsible for paying for any expenses incurred (as part of the party’s normal relocation policies) to move Personnel to a new location as may be required to perform the Services.

(v)                                 “Severance” shall indicate which party is responsible for paying severance related to the displacement of employees.

(vi)                              “Retention Payments” shall indicate which party is responsible for paying retention payments related to the displacement of employees.

(b)                                 With regard to financial responsibility for certain types of Equipment:

(i)                                     “Current Assets” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain existing Equipment (including procuring existing Equipment from USCC as may be required) related to the Services.

(ii)                                  “Refresh” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain replacement Equipment related to the Services.

(iii)                               “Cycle” shall indicate the maximum amount of time Equipment is permitted to be operational prior to being replaced with a new or enhanced version compliant with USCC technical specifications. For the avoidance of doubt, this shall not apply to Equipment for which USCC is financially responsible for procuring a replacement.

(iv)                              “Upgrade / Enhance” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain upgrades or enhancements to Equipment related to the Services.

(v)                                 “Growth” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain additional Equipment required to support an increased volume of Services.

(vi)                              “Maintenance” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain standard third party maintenance agreements required or recommended for the proper operation of Equipment related to the Services.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(c)                                  With regard to financial responsibility for certain types of software:

(i)                                     “Current License” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain existing software licenses (including procuring existing software licenses from USCC as may be required) related to the Services.

(ii)                                  “Replacement SW” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain replacement software licenses related to the Services.

(iii)                               “SW Currency” shall indicate the oldest version of supported software permitted to be operational prior to being replaced with a new or enhanced version compliant with USCC technical specifications. For the avoidance of doubt, this shall not apply to software for which USCC is financially responsible for procuring a replacement.

(iv)                              “Release/Upgrade” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain upgrades or new releases of software related to the Services.

(v)                                 “Growth” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain additional software licenses required to support an increased volume of Services.

(vi)                              “Maintenance” shall indicate which party is financially responsible for the payment of expenses to procure and otherwise maintain standard third party maintenance agreements required or recommended for the proper operation of software related to the Services.

(d)                                 With regard to financial responsibility for certain types of Facilities:

(i)                                     “Current Assets” shall indicate which party is financially responsible for the payment of expenses for the procurement and upkeep of existing Facilities used to perform Services.

(ii)                                  “Refresh” shall indicate which party is financially responsible for the payment of expenses for the procurement and upkeep of replacement Facilities used to perform Services.

(iii)                               “Upgrade / Enhance” shall indicate which party is financially responsible for the payment of expenses for the procurement and upkeep of upgrades and enhancements to Facilities required for the proper performance of Services.

(iv)                              “Growth” shall indicate which party is financially responsible for the payment of expenses for the procurement and upkeep of additional Facilities required to support an increased volume of Services.

9.                                      Early Termination Fees

9.1.                            If USCC terminates a Statement of Work under Section 11.2(b) of the MSOWMS, the total Early Termination Fee for the specific MSSOW shall be calculated in accordance with Exhibit C-2 to Annex C to such MSSOW.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.2.                            For the purpose of clarification, the foregoing Section 9.1 is not to be interpreted as providing USCC a right to terminate any Statement of Work without cause (unless the Statement of Work explicitly permits it).

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ATTACHMENT C-1 TO SCHEDULE C

FORM OF PROVIDER’S INVOICES

[***]

Date:	01-APR-13	VAT Reg.:	IE 8297997N

To:

Invoice                                              130173

Number:                                      128526

Reference:

In accordance with

PO No. 166253

Managed Services Fees the month of April 2013

Amount:	USD

Notes:
For VAT accounting purposes, the amount invoiced is equivalent to: EUR	EUR.The exchange rate used is: 1 USD = .7801

Vat has not been charged as this invoice is outside the scope of VAT

Please remit payment within NET 30 days to:

[***]

Name: [***]	Authorized Signature: [***]

Title: Accounts Receivable

Registered Office First Floor Block S, Eastpoint Business Park. Dublin 3, Ire!and. Registered Number 297997

Attachment C-1 to Schedule C (MSOWMS)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE D

Governance

1.                                      General

The objective of operational governance is for the parties to jointly manage, monitor and ensure operational results.  The parties’ respective representatives at various organizational levels will meet on a regular basis and on an ad hoc basis as necessary to ensure smooth operations and issue management.

1.1.                            Daily Operations Meeting.  The Daily Operations Meeting shall occur on every Business Day and will be attended via conference call by Provider’s key stakeholders from each of the Service Towers, respective USCC stakeholders, and optionally, Provider’s Service Partner and Client Business Executive (“CBE”).  Provider will provide to USCC the USCC TOPS Production Report Deliverable described in Annex H to an applicable MSSOW.  USCC will aggregate such data and content and will coordinate and lead each such meeting.

1.2.                            Weekly Operations Continuous Improvement Meeting.  The Weekly Operations Continuous Improvement Meeting shall occur once a week and will be attended via conference call by key stakeholders from each of the Service Towers, respective USCC stakeholders, Provider’s Service Partner and the CBE.  Provider will provide to USCC agreed-upon data (including the status of continuous improvement initiatives) for each such meeting.  USCC will aggregate such data and will coordinate and lead each such meeting.

1.3.                            Monthly Operations Review.  The Monthly Operations Review shall occur once a month at a USCC Facility or otherwise agreed-upon location and will be attended (a) in person by USCC’s Senior Director of IS Operations, Provider’s Customer Operations Manager, Provider’s Service Partner and Provider’s CBE; and (b) in person or via conference call, by USCC’s Vice President of Information Technology, Provider’s General Manager of Services to whom Provider’s Service Partner reports, Provider’s Division President responsible for the overall USCC relationship (the “Division President”), other key Provider stakeholders from each of the Service Towers and their respective counterparts from USCC. At least [***] Business Days prior to each such meeting, Provider will provide to USCC agreed-upon data.  USCC will aggregate such data and will coordinate and lead each such meeting.

1.4.                            Quarterly Operations Review and Annual Operations Review.  The Quarterly Operations Review shall occur once every three months at a time coordinated between USCC and Provider. One of every four such Quarterly Operations Review meetings shall be designated as an Annual Operations Review meeting. The attendees of the Monthly Operations Reviews (as well as USCC’s CTO) will attend the Quarterly Operations Review and Annual Operations Review, and will review aggregated performance results as well as forward-looking content.  At least [***] Business Days prior to each such meeting, Provider will provide to USCC agreed-upon data.  USCC will aggregate such data and content and will coordinate and lead each such meeting.

1.5.                            Ad Hoc Meetings.  The parties’ key stakeholders and the relevant Key Persons will attend and participate in ad hoc meetings related to operational issues or governance on an as-needed basis.

2.                                      Informal Dispute Resolution

2.1.                            Guiding Principles.

(a)                                 Except as otherwise provided in an MS Bundle, all disagreements between the parties shall be considered “Disputes” for resolution through the process described in this Section. Disputes include:

Schedule D (MSOWMS)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(i)                                     Failure to agree on topics specified in the Agreement or MS Bundle;

(ii)                                  Controversy regarding the scope of any particular MSSOW or the Services in general;

(iii)                               Any disputed payments; or

(iv)                              Any other disagreement between the parties.

(b)                                 The parties shall first attempt to resolve a Dispute by submitting it to their counterparts at the lowest level of their respective organizations that is appropriate based upon the nature and severity of the Dispute.

(i)                                     The formal dispute resolution process described in the Agreement shall be invoked only after completing the Informal Dispute Resolution Process described in this Section and for which the outcome of such process is unsatisfactory to one or both of the parties.

(ii)                                  No Dispute resolved at a level below Level 3 (as defined in Section 3.2 of this Schedule D to the MSOWMS) shall have any impact on the terms and conditions of the Agreement or any MS Bundle.

2.2.                            Informal Dispute Resolution Process.  The Informal Dispute Resolution process shall proceed as follows:

(a)                                 The party identifying a Dispute shall notify the other party in writing of the details of such Dispute and the identity of the individual initiating the Dispute.

(b)                                 The categories for classifying Dispute resolution levels shall be as follows:

(i)                                     Level 1 Disputes. The appropriate USCC Operations and/or Infrastructure leader(s) (at a Manager and/or Senior Manager level) and Provider’s Customer Operations Manager shall attempt to resolve each Level 1 Dispute. If a Level 1 Dispute is not resolved within [***] Business Days after a party received notification of such Dispute, either party may elect to escalate and recategorize the Dispute as a Level 2 Dispute by providing written notice thereof to the other party.

(ii)                                  Level 2 Disputes. The appropriate USCC Operations and/or Infrastructure leader(s) (at a Director level) and Provider’s Service Partner shall attempt to resolve each Level 2 Dispute. If a Level 2 Dispute is not resolved within [***] Business Days after a party received notification of such Dispute (or if the Dispute was recategorized as a Level 2 Dispute, [***] Business Days after the date of such recategorization), either party may elect to escalate and recategorize the Dispute as a Level 3 Dispute by providing written notice thereof to the other party.

(iii)                               Level 3 Disputes. The appropriate USCC Operations and/or Infrastructure leader(s) (at a Senior Director level) and Provider’s CBE shall attempt to resolve each Level 3 Dispute. If a Level 3 Dispute is not resolved within [***] Business Days after a party received notification of such Dispute (or if the Dispute was recategorized as a Level 2 Dispute, [***] Business Days after the date of such recategorization), either party may elect to escalate and recategorize the Dispute as a Level 4 Dispute by providing written notice thereof to the other party.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(iv)                              Level 4 Disputes. USCC’s Vice President of Information Technology shall consult with Provider’s Division President regarding each Level 4 Dispute. After such consultation, USCC’s Vice President of Information Technology shall determine the appropriate resolution. Such resolution shall be considered the final resolution of such Level 4 Dispute for purposes of this Informal Dispute Resolution process. If, after any such resolution of a Level 4 Dispute by USCC’s Vice President of Information Technology, Provider notifies USCC that the Dispute is not resolved to Provider’s satisfaction, such Dispute will be resolved pursuant to Section 11.17 of the Agreement.

(c)                                  Each Dispute shall be categorized as follows:

(i)                                     If the Dispute is initiated by a USCC Operations and/or Infrastructure Senior Director or higher organizational level or by Provider’s CBE or higher organizational level, then such Dispute shall be considered a “Level 3 Dispute.”

(ii)                                  If the Dispute is initiated by a USCC Operations and/or Infrastructure Director or Provider’s Service Partner, then such Dispute shall be considered a “Level 2 Dispute.”

(iii)                               If the Dispute is initiated by anyone other than those specified in Section 2.2(c)(i) or 2.2(c)(ii), then such Dispute shall be considered a “Level 1 Dispute.”

3.                                      Defect Dispute Resolution Process

3.1.                            This Section 3 sets forth the process to be followed for resolving Disputes regarding whether a Defect exists.

3.2.                            If the parties disagree about whether a ticket relates to a Defect as opposed to some other issue or problem (if any), the resolution of which is not included in the scope of Services, then the ticket will be deemed to relate to a “Disputed Defect.”

3.3.                            Provider will identify each ticket relating to a Disputed Defect and shall describe the rationale for not accepting it as a Defect and/or why the resolution of the ticket is not already included in the scope of the Services.

3.4.                            [***], the Disputed Defect Resolution Board will meet to review Disputed Defects. The Disputed Defect Resolution Board will consist of Provider’s Customer Operations Manager and USCC’s Production Defect Manager.

3.5.                            For each Disputed Defect, the Disputed Defect Resolution Board will use the definition of a Defect to try and resolve the Disputed Defect by determining which of the following actions will be taken with respect to such Disputed Defect:

(a)                                 Approve as a Defect, in which case the ticket will (i) no longer be deemed a Disputed Defect and (ii) be handled in accordance with the Defect Resolution process.

(b)                                 Approve as a Request (as defined in Appendix F to the MSOWMS), in which case the ticket will (i) no longer be deemed a Disputed Defect and (ii) be handled in accordance with the Change Control Procedures set for in Appendix F to the MSOWMS.

(c)                                  Cancel the Disputed Defect, in which case the ticket will no longer be deemed a Disputed Defect and no further actions will be taken with regard to such ticket.

(d)                                 Confirm as a Disputed Defect and escalate to the Informal Dispute Resolution process as a Level 2 Dispute, as described in Section 2.2(b)(ii) of this Schedule D to the MSOWMS.

3.6.                            At any point during the Informal Dispute Resolution process in Section 2 herein, the parties can follow the process in Section 3.7 herein.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.7.                            If the parties are unable to agree upon the disposition of such Disputed Defect within a period of [***] Business Days after the escalation set forth in Section 3.5(d) of this Schedule D to the MSOWMS (the “First Escalation Period”), then at any time after the First Escalation Period, either party may escalate the disposition of such Disputed Defect to the supervisors of the parties’ USCC Operations and/or Infrastructure Director(s) and appropriate Provider’s Service Partner (the “Supervisors”). If the Disputed Defect is escalated to the Supervisors, and the Supervisors are unable to agree upon the disposition of such Disputed Defect within a period of [***] Business Days thereafter (the “Second Escalation Period”), then at any time after the Second Escalation Period, either party may notify the other party in writing that the Supervisors are unable to resolve the matter. Within [***] Business Days after such written notice, such Disputed Defect shall be submitted to arbitration in accordance with the terms and conditions set forth in Section 11.17(b) of the Agreement, except that (a) such arbitration shall be conducted by one arbitrator [***] unless [***] refuses or the parties are otherwise unable to reach an agreement with him, in which case the parties shall agree upon the arbitrator on or before January 31, 2015), (b) the arbitrator shall render a decision regarding the disposition of such Disputed Defect within [***] Business Days after such Disputed Defect is submitted to arbitration, during which time the parties shall have the opportunity to present their positions to the arbitrator, and (c) the arbitrator shall also determine whether the losing party failed to act reasonably in contesting such Disputed Defect.  If the arbitrator determines that the losing party failed to act reasonably in contesting such Disputed Defect, then the losing party shall bear the entire cost of the arbitration including, without limitation, the other party’s reasonable attorneys’ fees and expenses.

3.8.                            As soon as the disposition of the Disputed Defect is agreed upon and authorized, Provider will reflect any required updates to the ticket.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE E

Disaster Recovery and Business Continuity

1.                                      Introduction

This Schedule E outlines (i) the Services Provider will perform with respect to the USCC Disaster Recovery Plan, and (ii) Provider’s responsibilities for developing and implementing plans to respond to Provider Disastrous Incidents (as those terms are hereafter defined).

1.1.                            Definitions.  For the purposes of this Schedule E and the MSOWMS, the following terms shall have the meanings indicated.

In the tables in this Schedule E, “Perform” or “P” means that the party identified as “Perform” for an activity is responsible for the successful and appropriate completion of such activity.

In the tables in this Schedule E,  “Approve” or “A” means that the applicable activity performed by the “Perform” party will be subject to the approval of the “Approve” party.

“Provider Combination Disastrous Incident” means an event that: (i) is outside the control of Provider; (ii) physically affects or impacts both a Provider Facility and the Provider Personnel working at the Provider Facility; (iii) prevents or materially degrades Provider’s ability to use the Provider Facility to deliver Services under the applicable MSSOW; and (iv) prevents or materially degrades Provider Personnel’s ability to report for work at a Provider Facility or to work remotely from another location; e.g., a major tornado in the area where a Provider Facility is located that severely injures several Provider Personnel and destroys the homes of other Provider Personnel and causes damage to the Provider Facility so that temporarily it cannot be used to provide Services.

“Provider Disaster Recovery Plan” or “P/DRP” means the comprehensive plan developed, periodically revised, maintained, tested, and where necessary implemented by Provider to recover from and provide business continuity following one or more Provider Disastrous Incidents.

“Provider Facility” means those Provider Service Locations identified in Section 3 of this Schedule E.

“Provider Disastrous Incident” means individually a Provider Facilities Disastrous Incident, Provider Personnel Disastrous Incident or Combination Provider Disastrous Incident and “Provider Disastrous Incidents” means collectively any combination of the foregoing.

“Provider Facility Disastrous Incident” means an event that: (i) is outside the control of Provider; (ii) physically affects or impacts a Provider Facility or the network connectivity of such Provider Facility; (iii) prevents or materially degrades Provider’s ability to use the Provider Facility or such facility’s network connectivity to deliver Services under an MSSOW; but (iv) does not otherwise affect Provider Personnel; e.g., a fire or explosion at a Provider Facility that prevents Provider Personnel assigned to work at the Provider Facility from performing Services.

“Provider Personnel Disastrous Incident” means an event that: (i) is outside the control of Provider; (ii) prevents or materially degrades Provider Personnel’s ability to report for work to provide Services at a Provider Service Location or to provide Services remotely from another location, and (iii) is not a Provider Facility Disastrous Incident, e.g. a major snow storm in the area where a Provider Service Location is located that prevents Provider Personnel from reporting for work to provide Services at the Provider Service Location or providing Services from home or another location where the Provider Personnel may report for work.

Schedule E (MSOWMS)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“USCC Disaster Recovery Plan” or “U/DRP” means the comprehensive plan developed, periodically revised, maintained, tested and where necessary implemented by USCC to recover from a disaster declared by USCC in accordance with the terms thereof.

1.2.                            Testing.  A test in accordance with the applicable P/DRPs and U/DRP will be carried out successfully by Provider [***].  Additional tests including disaster recovery planning/analysis may be requested by USCC up to [***]in the event of significant changes which affect the recovery capability.

1.3.                            Standards.  Provider shall follow the ISO 22301 standard, or such similar standard in accordance with Amdocs’ policy (which may change from time to time, at Provider’s sole discretion), to the extent it applies to Provider’s responsibilities under this Schedule E.

2.                                      USCC Processing Locations

This Section 2 details Amdocs’ support for the U/DRP. USCC is accountable and responsible for the technical disaster recovery solution, replicating the Production Environment and its associated databases from the primary production data processing center to the disaster recovery data processing center. The Provider will perform Services for the Production Environment at the primary production data processing center and for Production Environment at the disaster recovery data processing center after USCC’s technical disaster recovery solution has been successfully executed following a disaster.

2.1               General Obligations

#	Descriptions	Provider	USCC
2.1.1	Provide management of the overall U/DRP		[***]
2.1.2	Communicate to Provider changes in the business requirements affecting the U/DRP and request necessary changes thereto.		[***]
2.1.3	Review the U/DRP with Provider no less than [***]. Update the U/DRP as necessary due to U/DRP review and recommendations or address changes in the Production Environment or disaster recovery strategy.	[***]	[***]
2.1.4	Provide USCC with changes to the U/DRP related to the Services per the applicable MSSOW.	[***]	[***]
2.1.5	Provide input to [***] assessment and risk analysis to provide industry best practice disaster management and recovery plans appropriate to the Services.	[***]	[***]
2.1.6

Develop detailed roles and responsibilities matrix for all parties involved in Provider’s disaster recovery planning, maintenance and execution of plans for the Services. Review and update [***] or as otherwise required.

		[***]	[***]

2.2               Disaster Recovery Planning (Development/Document)

#	Descriptions	Provider	USCC
2.2.1	Perform [***] assessment and risk analysis for Services. Prioritize recovery of the Services. Recommend improvements in recovery time objectives (“RTOs”) and recovery point objectives (“RPOs”).	[***]	[***]
2.2.2	Create and maintain the Provider portion of the U/DRP for all Services	[***]	[***]

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Descriptions	Provider	USCC
2.2.3	Develop the Provider portion of a U/DRP for the Services provided at USCC Service Locations.	[***]	[***]
2.2.4	Coordinate and manage planning meetings with USCC staff to align and communicate all tasks, timelines, dependencies and goals.	[***]	[***]

2.3               Disaster Recovery Testing (Evidence and Engagement)

#	Descriptions	Provider	USCC
2.3.1	After an update to an existing U/DRP, or the creation of a new U/DRP, participate in a table top disaster recovery simulation exercise to test workability.	[***]	[***]
2.3.2	Participate with USCC and USCC business unit personnel in U/DRP planning.	[***]
2.3.3	Participate in scheduled testing of the Provider portion of the U/DRP testing. Update the Provider portion of existing U/DRP as necessary to address changes required as a result of the U/DRP tests.	[***]	[***]
2.3.4	Perform application recovery activities, including restoring applications, checking data validity, executing test scripts, and testing functionality.	[***]	[***]
2.3.5

Should the Provider portion of any existing or new U/DRP fail to meet any test criteria within [***] days, provide a remediation plan and include a schedule to revalidate and test the remediation. Update the Provider portion of the U/DRP as necessary to address the remediation and store the updated U/DRP in the central repository.

		[***]	[***]
2.3.6	Make reasonable efforts to resolve issues encountered during the Provider portion of U/DRP tests.	[***]
2.3.7

In accordance with the U/DRP provide support to meet all RPO and RTO objectives related to application recovery. Provide and configure the Services and Systems such that a disaster will only interrupt such Services and Systems for a time no greater than the USCC defined RTOs and loss of data not to exceed USCC defined RPOs.

		[***]	[***]
2.3.8	Participate in meetings relating to disaster recovery test /retest /exercise, and follow up on any related disaster recovery test /retest /exercise activity as applicable.	[***]	[***]

2.4          Execution (Actual Disaster)

#	Descriptions	Provider	USCC
2.4.1	Execute the Provider portion of the U/DRP in the event of a USCC declared disaster in accordance with USCC’s disaster recovery process and meet the specified RTOs and RPOs.	[***]

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3                 Provider Disastrous Incidents

(a)   Provider Facilities

This Section 3 refers to the P/DRPs with respect to the Services provided at the following Provider Service Locations (“Provider Facilities”):  (i) Pune, India, and (ii) Champaign, Illinois.  Provider will provide the P/DRP for the Provider Facilities and supporting documentation within [***] days following the applicable MSSOW Commencement Date and make future modified copies available upon USCC’s request.

(b)   Provider Personnel Disastrous Incidents

The P/DRPs shall include target times for restoration of Services following the occurrence of a Provider Personnel Disastrous Incident to the performance levels of such Services prior to the occurrence of such Provider Personnel Disastrous Incident, depending on (i) the duration of the Provider Personnel Disastrous Incident and (ii) the scale of such incident, measured by the percentage of Provider Personnel providing Services being impacted by such incident.  Such restoration target times are specified in the following matrix and exclude the time that USCC may require to complete the on-boarding process for new Provider Personnel (if any), including, but not limited to, the provision of credentials to allow such new Provider Personnel to access the USCC network.

Notwithstanding the aforementioned, Provider shall recover the following subset of the Services no later than [***] following the occurrence of a Provider Personnel Disastrous Incident: (i) restoration of Severity 1 Incidents and Severity 2 Incidents; (ii) billing operations; and (iii) Service-impacting Stuck Order management.  Further, so long as less than [***]% of Provider Personnel providing Services are affected by a Provider Personnel Disastrous Incident, Provider shall

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

continue to provide restoration for Severity 1 Incidents and Severity 2 Incidents at the same level as prior to the Provider Personnel Disastrous Incident.

If requested by USCC, Provider shall share with USCC the names of Provider Personnel affected by a Provider Personnel Disastrous Incident.

(c)   Provider Facility Disastrous Incidents

The P/DRPs shall provide that, starting on July 1, 2015, upon the occurrence of a Provider Facility Disastrous Incident, Services shall be restored within [***] following the occurrence of such incident.

(d)   Provider Combination Disastrous Incidents

Upon the occurrence of a Provider Combination Disastrous Incident, Provider shall recover the Services within the longer of: (i) the applicable recovery target time set forth in section 3(b) for a Provider Personnel Disastrous Incident having the percentage of Provider Personnel affected by the Provider Combination Disastrous Incident; and (ii) [***].

(e)   Other

Without limiting Provider’s obligations under this Schedule E, whenever a Provider Disastrous Incident causes Provider to allocate limited resources between or among Provider’s customers, USCC shall receive at least the same treatment as all other Provider’s customers.

For the avoidance of doubt, the recovery target times herein shall not alter or otherwise modify any of the exceptions set forth in Schedule B or Exhibit B-1 to Annex B of an applicable Managed Services Statement of Work.

3.1                               General Obligations

#	Descriptions	Provider	USCC
3.1.1	Provide coordination and management of the P/DRPs for all Provider Service Locations.	[***]
3.1.2	Communicate to Provider, changes in the business requirements affecting the P/DRPs and request necessary changes thereto.		[***]
3.1.3

Review the P/DRPs no less than [***]. Update P/DRPs as necessary due to P/DRP review and recommendations or address changes in the Production Environment or strategies for recovering from Provider Disastrous Incidents.

		[***]	[***]
3.1.4	Maintain and keep track of all changes to the P/DRPs, no less than [***] versions.	[***]
3.1.5

Develop detailed roles and responsibilities matrix for all Provider Personnel involved in performing Services affected by the P/DRPs, and the maintenance and execution thereof. Review and update roles and responsibilities matrix [***] or as required.

[***]
3.1.6	For each Provider Facility, document and deliver a process to be used in keeping the applicable P/DRPs current and viable following standards set forth in Section 1.3 of this Schedule E to the MSOWMS.	[***]	[***]

5

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.2                               Recovery Planning (Development/Document)

#	Descriptions	Provider	USCC
3.2.1	Document recovery requirements based upon the Services. Provide recovery time objectives (“RTOs”) and recovery point objectives (“RPOs”).	[***]	[***]
3.2.2	Document and deliver a P/DRP for each Provider Facility.	[***]	[***]
3.2.3

Develop a P/DRP for the Services at each Provider Facility; obtain USCC approval for each P/DRP. P/DRPs are to be stored in a repository accessible by Amdocs during a Provider Disastrous Incident.  The P/DRP for each Provider Facility will follow the standards set forth in Section 1.3 of this Schedule E to the MSOWMS.

		[***]	[***]
3.2.4	Coordinate and manage planning meetings with USCC staff to align and communicate all tasks, timelines, dependencies and goals.	[***]	[***]
3.2.5	Create, maintain, and update a document which provides an overview of the P/DRP testing program for the Services at each Provider Facility and obtain USCC’s approval the document.	[***]	[***]

3.3                               Recovery Testing (Evidence and Engagement)

#	Descriptions	Provider	USCC
3.3.1

Perform scheduled P/DRP tests and provide results in a USCC-approved format within [***] days of test completion that includes

(i)            Identified deficiencies,

(ii)           Recovery Time Objective / Recovery Point Objective (RTO / RPO) successes and failures

(iii)          Timeline of recovery activities;

Develop plans within [***] days of test completion for mitigating any deficiencies identified during the testing of the P/DRPs for USCC’s review and approval. Update existing P/DRPs as necessary after USCC’s approval of the Provider’s mitigation plan, to address material changes in P/DRP tests.

		[***]	[***]
3.3.2	Coordinate with USCC to oversee or perform testing during P/DRP tests.	[***]	[***]
3.3.3	Create, maintain, and update an approved document which provides an overview of the P/DRP testing program at the Provider Facilities.	[***]	[***]
3.3.4

Should any existing or new P/DRP fail to meet any test criteria, within [***] days, provide a remediation plan and include a schedule to revalidate and test the remediation. Update the P/DRP as necessary to address the remediation and store the updated P/DRP in the central repository.

		[***]	[***]

6

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Descriptions	Provider	USCC
3.3.5

In accordance with P/DRP, provide support to meet all RPO and RTO objectives related to application recovery. Provide and configure the Services and Systems such that a Provider Disastrous Incident will only interrupt such Services and Systems for a time no greater than the USCC defined RTOs and loss of data not to exceed USCC defined RPOs.

		[***]	[***]
3.3.6	Participate in meetings relating to recovery test /retest /exercise, and follow up on any related recovery test /retest /exercise activity if applicable.	[***]	[***]
3.3.7	Perform tests as defined in the approved P/DRP for the in-scope services at the Provider Facilities, annually.	[***]	[***]

3.4          Execution (Actual Provider Disastrous Incident)

#	Descriptions	Provider	USCC
3.4.1	Advise USCC of incidents or events that may impact USCC’s business.	[***]	[***]
3.4.2

In accordance with the P/DRPs, provide and coordinate with USCC regarding all stages of Provider Disastrous Incident reporting (e.g. executing call trees, communication protocols, etc.), from notification or knowledge of the Provider Disastrous Incident through and including resuming normal operations

		[***]	[***]
3.4.3

Provide resources who will perform the Provider-required P/DRP activities throughout the period of time that the Provider Disastrous Incident affects the delivery of Services until normal activities are restored.

		[***]	[***]
3.4.4	Communicate appropriate messages regarding the Provider Disastrous Incident to authorized users according to USCC defined process and audience.	[***]	[***]
3.4.5

In accordance with P/DRPs, provide support to meet all agreed RPO and RTO objectives. Provide and configure in scope Services and Systems to ensure a Provider Disastrous Incident will only interrupt these Services and Systems for a time no greater than the USCC defined RTOs and loss of data not exceed USCC defined RPOs.

[***]
3.4.6	Participate in meetings relating to actual Provider Disastrous Incidents, and follow up on any required actions, as applicable.	[***]	[***]

7

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE F

Service Locations

1.              Service Language

All Services performed by Provider will be in the English language.

2.              Service Locations

2.1 The table below specifies the addresses of USCC offices where Provider will perform Services for the Service Towers indicated:

Location	Address	Service Tower
USCC, Bensenville, Illinois	USCC 1101 Tower Lane, Bensenville, IL 60106 United States of America	[***] [***] [***] [***] [***]
USCC, Wood Dale, Illinois	USCC 120 E. Irving Park Road Wood Dale, IL 60191 United States of America	[***] [***] [***] [***]
USCC, Madison, Wisconsin	USCC 5117 W. Terrace Drive, Madison, WI 53718 United States of America	[***] [***] [***]

2.2 The table below specifies the addresses of Provider offices where the Provider may perform Services for the Service Towers indicated:

Location	Address	Service Tower
Amdocs, Champaign, Illinois	2109 Fox Drive Champaign, IL 61820 United States of America	[***] [***] [***] [***] [***]
Amdocs, Montreal, Quebec	2351 Alfred Nobel, 2nd Floor Montreal, Quebec H4S 2A9 Canada	[***] [***] [***] [***] [***]
Amdocs, Raanana, Israel	8 Hapnina St. Ra’anana, 43000	[***] [***]

Schedule F (MSOWMS)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Location	Address	Service Tower
Israel
Amdocs, Sderot, Israel	Sha’ar Hanegev Industrial Zone, Sderot Israel	[***] [***]
Amdocs, Nazareth, Israel	Hakfitza St. Nazareth 16000 Israel	[***] [***] [***] [***]
Amdocs, Pune, India	CyberCity Tower 2, Magarpatta City, Hadapsar Pune, 411013 India	[***] [***] [***] [***]
Amdocs, Gurgaon, India	Tower C, Building No.3, Unitech Infospace, Sector-21, Old Delhi-Gurgaon Road, Dundahera, Gurgaon (Haryana), 122001 India	[***] [***] [***] [***] [***]
Amdocs, Hanoi Vietnam	Suite 1004, 10th floor, Pacific Place Building 83B Ly Thuong Kiet Str. Hoan Kiem Dist. Hanoi, Vietnam
Amdocs Sao Paulo, Sao Paulo Brazil	Amdocs São Paulo Rua Bandeira Paulista, 702 - Jardim Paulista São Paulo 04532-010 Brazil
Amdocs, Mexico City, Mexico	Ejército Nacional 904, 5o. Piso Col. Palmas Polanco Mexico, D.F. 11560 Mexico
Amdocs, Manila, Phillipines	12F Net One Center Bldg. Bonifacio Global City Taguig 1634, Metro Manila Phillipines
Amdocs, Chile	Avenida del condor 720, 4th floor, Ciudad Empresarial, Santiago

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Location	Address	Service Tower
Chile

3